UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Lear Corporation
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21557 Telegraph Road

Southfield, Michigan 48033

April 1, 2014

Dear Stockholder:

On behalf of the Board of Directors of Lear Corporation, you are cordially invited to attend the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 15, 2014, at 9:00 a.m. (Eastern Time) at Lear Corporation’s Corporate Headquarters, 21557 Telegraph Road, Southfield, Michigan 48033.

We have included in this letter a proxy statement that provides you with detailed information about the Annual Meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about Lear Corporation from documents we have filed with the Securities and Exchange Commission.

You are being asked at the Annual Meeting to elect directors named in this proxy statement, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, to provide an advisory vote to approve our executive compensation, to approve the material terms of the performance goals under the Lear Corporation 2009 Long-Term Stock Incentive Plan, to approve the material terms of the performance goals under the Lear Corporation Annual Incentive Plan and to transact any other business properly brought before the meeting.

Whether or not you plan to attend the Annual Meeting, your vote is important, and we encourage you to vote promptly. You may vote your shares through one of the methods described in the enclosed proxy statement. We strongly urge you to read the accompanying proxy statement carefully and to vote FOR the nominees proposed by the Board of Directors and in accordance with the recommendations of the Board of Directors on the other proposals by following the voting instructions contained in the proxy statement.

Sincerely,

Henry D.G. Wallace	Matthew J. Simoncini

Non-Executive Chairman	President, Chief Executive Officer and Director

This proxy statement is dated April 1, 2014 and is first being distributed to stockholders on or about April 2, 2014.

LEAR CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 15, 2014

9:00 a.m. (Eastern Time)

To the Stockholders of Lear Corporation:

The 2014 Annual Meeting of Stockholders will be held on May 15, 2014, at 9:00 a.m. (Eastern Time) at Lear Corporation’s corporate headquarters, 21557 Telegraph Road, Southfield, Michigan 48033. The purpose of the meeting is to:

1.	elect nine directors;

2.	ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014;

3.	provide an advisory vote to approve our executive compensation;

4.	approve the material terms of the performance goals under the Lear Corporation 2009 Long-Term Stock Incentive Plan;

5.	approve the material terms of the performance goals under the Lear Corporation Annual Incentive Plan; and

6.	conduct any other business properly brought before the meeting or any adjournments or postponements thereof.

Voting is limited to stockholders of record at the close of business on March 20, 2014. A list of stockholders entitled to vote at the meeting, and any postponements or adjournments of the meeting, will be available for examination between the hours of 9:00 a.m. and 5:00 p.m. (Eastern Time) at our headquarters at 21557 Telegraph Road, Southfield, Michigan 48033 during the ten days prior to the Annual Meeting and also at the Annual Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OVER THE TELEPHONE, VIA THE INTERNET OR BY COMPLETING, DATING, SIGNING AND RETURNING A PROXY CARD, AS DESCRIBED IN THE ENCLOSED PROXY STATEMENT. YOUR PROMPT COOPERATION IS GREATLY APPRECIATED.

By Order of the Board of Directors,

Terrence B. Larkin
Executive Vice President, Business Development, General Counsel and Corporate Secretary

Notice of Electronic Availability of Proxy Statement and Annual Report

As permitted by rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are making this proxy statement and our annual report available to stockholders electronically via the Internet. On or about April 2, 2014, we will mail to most of our stockholders a notice (the “Notice”) containing instructions on how to access this proxy statement and our annual report and to vote via the Internet or by telephone. Other stockholders, in accordance with their prior requests, will receive e-mail notification of how to access our proxy materials and vote via the Internet or by telephone, or will be mailed paper copies of our proxy materials and a proxy card on or about April 2, 2014.

The Notice also contains instructions on how to request a printed copy of the proxy materials. In addition, you may elect to receive future proxy materials in printed form by mail or electronically by e-mail by following the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

LEAR CORPORATION

21557 Telegraph Road

Southfield, Michigan 48033

SUMMARY OF THE ANNUAL MEETING

This proxy statement contains information related to the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Lear Corporation (referred to herein as the “Company,” “Lear,” “we,” “us” or “our” as the context requires) to be held at the Company’s corporate headquarters, 21557 Telegraph Road, Southfield, Michigan 48033, on May 15, 2014, at 9:00 a.m. (Eastern Time). This proxy statement is first being distributed to stockholders on or about April 2, 2014.

Why did you send me this proxy statement?

We sent you this proxy statement because the Board of Directors (the “Board”) of the Company is soliciting your proxy to vote at the Annual Meeting to be held on May 15, 2014, at 9:00 a.m. (Eastern Time) and at any postponements or adjournments of the Annual Meeting. This proxy statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.

Who can vote at the Annual Meeting?

Only stockholders of record as of the record date are entitled to vote at the Annual Meeting. The record date to determine stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 20, 2014. On the record date, there were 80,802,913 shares of our common stock, par value $0.01 per share, outstanding (excluding 488,277 shares reserved for the satisfaction of certain claims in connection with our emergence from chapter 11 bankruptcy proceedings, which are not entitled to vote at the Annual Meeting). Our common stock is the only class of voting securities outstanding.

How many shares must be present to conduct the Annual Meeting?

We must have a quorum present in person or by proxy to conduct the Annual Meeting. A quorum is established when a majority of shares entitled to vote is present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes (as described below) are counted for purposes of determining whether a quorum is present.

What matters are to be voted on at the Annual Meeting?

The agenda for the Annual Meeting is to:

1.	elect nine directors;

2.	ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014;

3.	provide an advisory vote to approve our executive compensation;

4.	approve the material terms of the performance goals under the Lear Corporation 2009 Long-Term Stock Incentive Plan;

5.	approve the material terms of the performance goals under the Lear Corporation Annual Incentive Plan; and

6.	conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.

As of the date of this proxy statement, we do not know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.

How does the Board recommend that I vote?

The Board recommends that you vote:

1.	FOR the election of each of Lear’s director nominees named in this proxy statement;

2.	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014;

3.	FOR the approval, on an advisory basis, of our executive compensation;

4.	FOR the approval of the material terms of the performance goals under the Lear Corporation 2009 Long-Term Stock Incentive Plan; and

5.	FOR the approval of the material terms of the performance goals under the Lear Corporation Annual Incentive Plan.

How do I vote at the Annual Meeting?

You may vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

•	By Telephone — You can vote by telephone by following the instructions on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone;

•

By Internet — You can vote via the Internet by following the instructions on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet; or

•	By Mail — You can vote by completing, dating, signing and returning the proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day. You may vote over the telephone or via the Internet until 11:59 p.m. on May 14, 2014. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the Annual Meeting in person.

Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been signed and dated. If you vote your shares via the Internet, by telephone or by executing and returning a proxy card by mail but you do not provide specific instructions with respect to the proposals, your shares will be voted FOR the director nominees named in this proxy statement, FOR the ratification of the appointment of our independent registered public accounting firm, FOR the advisory approval of executive compensation described in this proxy statement, FOR the approval of the material terms of the performance goals under the Lear Corporation 2009 Long-Term Stock Incentive Plan and FOR the approval of the material terms of the performance goals under the Lear Corporation Annual Incentive Plan.

As of the date of this proxy statement, we do not know of any matters to be presented at the Annual Meeting except those described in this proxy statement. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?

You may receive more than one Notice, more than one e-mail or multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate

Notice, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one Notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each Notice that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those Notices).

May I change my vote?

Yes. You may revoke your proxy at any time before it is voted at the Annual Meeting. To change your vote, if you are a stockholder of record, you may submit another later dated proxy by telephone, Internet or mail or by voting your shares in person at the Annual Meeting (your attendance at the Annual Meeting will not, by itself, revoke your proxy; you must vote in person at the Annual Meeting to revoke your proxy). If you are a beneficial owner and your shares are held in street name, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee, or if you have obtained a legal proxy from such entity giving you the right to vote your shares, you may change your vote by attending the Annual Meeting and voting in person.

What vote is required to elect directors and approve the other matters described in this proxy statement?

Because this is an uncontested election, the director nominees must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee) (Proposal No. 1). Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

For the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (Proposal No. 2), advisory approval of our executive compensation (Proposal No. 3), the approval of the material terms of the performance goals under the Lear Corporation 2009 Long-Term Stock Incentive Plan (Proposal No. 4) and the approval of the material terms of the performance goals under the Lear Corporation Annual Incentive Plan (Proposal No. 5), the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal will be required for approval. Abstentions will not be voted but will be counted for purposes of determining whether there is a quorum. Accordingly, abstentions will have the effect of a negative vote on Proposals No. 2, 3, 4 and 5. Broker non-votes will have no effect on Proposals No. 3, 4 and 5. For additional information about broker non-votes see “How do I vote if my bank or broker holds my shares in ‘street name’?”

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name on the Company’s books and records or with our transfer agent, you are the “stockholder of record” of those shares, and this proxy statement and accompanying materials have been provided directly to you by the Company. On the other hand, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial intermediary will automatically put your shares into “street name” which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee’s name and not in your name, but will keep records showing you as the “beneficial owner.” If you hold shares beneficially in street name, this proxy statement and accompanying materials have been forwarded to you by your broker, bank or other holder of record.

How do I vote if my bank or broker holds my shares in “street name”?

If you hold your shares in “street name” through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should refer to the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters (Proposal No. 2 (ratification of auditors)) but will not be permitted to exercise voting discretion with respect to non-routine matters (Proposals No. 1 (director elections), 3 (advisory vote on executive compensation), 4 (approval of the material terms of the performance goals under the Lear Corporation 2009 Long-Term Stock Incentive Plan) and 5 (approval of the material terms of the performance goals under the Lear Corporation Annual Incentive Plan)). Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal No. 2, your shares will be voted in such entity’s discretion. If you do not give your bank, broker or nominee specific instructions with respect to the remaining proposals, your shares will not be voted on such proposals. This is called a “broker non-vote.” Shares represented by such broker non-votes will be counted in determining whether there is a quorum and will have no effect on the non-routine proposals. We urge you to promptly provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the Annual Meeting.

How many votes do I have?

Each share of common stock that you hold as of the record date entitles you to one vote, without cumulation, on each matter to be voted upon at the Annual Meeting.

How will the votes be counted at the Annual Meeting?

The votes will be counted by the inspector of election appointed for the Annual Meeting.

How will the Company announce the voting results?

The Company will report the final results of the voting at the Annual Meeting in a filing with the SEC on a Current Report on Form 8-K.

Who pays for the Company’s solicitation of proxies?

The Board is soliciting your proxy to vote your shares of common stock at our Annual Meeting. We will bear the cost of soliciting proxies on behalf of the Company, including preparing, printing and mailing this proxy statement. Proxies may be solicited personally, by mail, email or by telephone by certain of our directors, officers, employees or representatives. Our directors and employees will not be paid any additional compensation for soliciting proxies. We will reimburse brokerage houses, banks, custodians, and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy solicitation materials.

What is “householding” and how does it work?

Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the Notice, proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to Lear Corporation, 21557 Telegraph Road, Southfield, Michigan 48033, Attention: Investor Relations.

What do I need for admission to the Annual Meeting?

Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to record and beneficial stockholders as of the record date (March 20, 2014), individuals holding a valid proxy from a record holder and other persons authorized by the Company. If you are a stockholder of record (or a “recordholder”) your name will be verified against the list of stockholders of record prior to your admittance to the Annual Meeting or any adjournment or postponement thereof. You should be prepared to present photo identification for admission. If you hold your shares in a street name, you will need to provide proof of beneficial ownership on the record date, such as a brokerage account statement showing that you owned stock as of the record date, a copy of a voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the record date, as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures described above, you will not be admitted to the Annual Meeting or any adjournment or postponement thereof. For security reasons, you and your bags may be subject to search prior to your admittance to the Annual Meeting.

ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

Upon the recommendation of our Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board has nominated the nine individuals listed below to stand for election to the Board for a one-year term ending at the annual meeting of stockholders in 2015 or until their successors, if any, are elected or appointed. Our Amended and Restated Certificate of Incorporation and Bylaws provide for the annual election of directors. Each director nominee must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). Unless contrary instructions are given, the shares represented by your proxy will be voted FOR the election of all director nominees. In addition, our Corporate Governance Guidelines contain a resignation policy which provides that in the event an incumbent director fails to receive a majority of the votes cast in an uncontested election, such director shall promptly tender his or her resignation to the Board for consideration. The Board has determined that each director nominee, other than Mr. Simoncini, is an independent director, as further described below in “Directors and Corporate Governance — Independence of Directors.”

All of the director nominees listed below have consented to being named in this proxy statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by our Board. Alternatively, our Board may reduce the number of directors to be elected at the Annual Meeting.

Name	Position
Richard H. Bott	Director
Thomas P. Capo	Director
Jonathan F. Foster	Director
Kathleen A. Ligocki	Director
Conrad L. Mallett, Jr.	Director
Donald L. Runkle	Director
Matthew J. Simoncini	Director, President and Chief Executive Officer
Gregory C. Smith	Director
Henry D.G. Wallace	Director, Non-Executive Chairman

Biographical information relating to each of the director nominees is set forth below under “Directors and Corporate Governance” and incorporated by reference herein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF LEAR’S DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE ELECTION OF EACH OF LEAR’S DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

DIRECTORS AND CORPORATE GOVERNANCE

Director Biographical Information and Qualifications

Set forth below is a description of the business experience of each director, as well as the specific qualifications, skills and experiences considered by the Nominating Committee and the Board in recommending our slate of director nominees. Each director listed below is nominated for reelection to the Board for a term expiring at the annual meeting of stockholders in 2015. See “Election of Directors (Proposal No. 1).”

Richard H. Bott	Age: 67

Biography

Mr. Bott has been a director of the Company since September 2013. Mr. Bott worked in investment banking for more than 35 years at Morgan Stanley & Co. and Credit Suisse First Boston (now Credit Suisse), where he provided financial structuring and strategic advice to numerous large American and international corporations, with a focus on industrial, automotive and transportation companies. Mr. Bott served as Vice Chairman, Institutional Securities Group of Morgan Stanley & Co. Incorporated from 2003 until his retirement at the end of 2007. Prior to holding this position, Mr. Bott served as Vice Chairman, Investment Banking, of Credit Suisse First Boston Corporation from 1998 to 2003; Managing Director, The First Boston Corporation and its successor companies, CS First Boston Corporation and Credit Suisse First Boston Corporation, from 1982 to 1998; and Vice President, Assistant Vice President & Associate, The First Boston Corporation from 1972 to 1982. Mr. Bott is also a director of Genesee & Wyoming Inc. Mr. Bott has a bachelor’s degree in Economics from Princeton University and an MBA from Columbia Business School.

Skills and Qualifications

•  Executive management and leadership experience

•  Public company directorship and committee experience

•  Extensive experience in global finance, investment banking and capital markets

•  Significant experience in structuring and executing financing transactions, and mergers and acquisitions

•  Independent of management

Thomas P. Capo	Age: 63	Lear Committees: • Audit • Nominating and Corporate Governance (Chair)
Biography

Mr. Capo has been a director of the Company since November 2009. Mr. Capo was Chairman of Dollar Thrifty Automotive Group, Inc. from October 2003 until November 2010. Mr. Capo was a Senior Vice President and the Treasurer of DaimlerChrysler Corporation from November 1998 to August 2000, Vice President and Treasurer of Chrysler Corporation from 1993 to 1998, and Treasurer of Chrysler Corporation from 1991 to 1993. Prior to holding these positions, Mr. Capo served as Vice President and Controller of Chrysler Financial Corporation. Mr. Capo also serves as a director of Cooper Tire & Rubber Company. Previously, Mr. Capo served as a director of Dollar Thrifty Automotive Group, Inc. from its initial public offering in 1997 until its sale to Hertz Corporation in 2012, JLG Industries, Inc. until its sale to Oshkosh Corp. in 2006, Sonic Automotive, Inc. and Microheat, Inc. Mr. Capo has a bachelor’s degree in Finance, an MBA and a master’s degree in Economics from the University of Detroit-Mercy.

Skills and Qualifications

•   Executive management and leadership experience, with extensive knowledge of the automotive industry

•   Public company directorship and committee experience, including at board chairman level

•   Extensive experience in global finance, treasury, investment management and capital markets

•   Core leadership and management experience in mergers, acquisitions and divestitures, strategy development and capital restructuring

•   Extensive experience in financial analysis, financial reporting, compliance and internal controls

•   Independent of management

Jonathan F. Foster	Age: 53	Lear Committees: • Audit • Nominating and Corporate Governance
Biography

Mr. Foster has been a director of the Company since November 2009. Mr. Foster is Managing Director of Current Capital LLC, a private equity investing and management services firm. Previously, from 2007 until 2008, Mr. Foster served as a Managing Director and Co-Head of Diversified Industrials and Services at Wachovia Securities. From 2005 until 2007, he served as Executive Vice President — Finance and Business Development of Revolution LLC. From 2002 until 2004, Mr. Foster was a Managing Director of The Cypress Group, a private equity investment firm and from 2001 until 2002, he served as a Senior Managing Director and Head of Industrial Products and Services Mergers & Acquisitions at Bear Stearns & Co. From 1999 until 2000, Mr. Foster served as the Executive Vice President, Chief Operating Officer and Chief Financial Officer of Toysrus.com, Inc. Previously, Mr. Foster was with Lazard, primarily in mergers and acquisitions, for over ten years, including as a Managing Director. Mr. Foster is also a director of TI Automotive Ltd., Masonite International Corporation and Chemtura Corporation as well as a Trustee of the New York Power Authority. Mr. Foster was previously a member of the board of directors of Smurfit-Stone Container Corporation. Mr. Foster has a bachelor’s degree in Accounting from Emory University, a master’s degree in Accounting & Finance from the London School of Economics and has attended the Executive Education Program at Harvard Business School.

Skills and Qualifications

•   Executive management and leadership experience

•   Public company directorship and committee experience, including with global manufacturing companies

•   Experience in financial statement preparation and accounting, financial reporting, compliance and internal controls

•   Previous experience as a chief financial officer

•   Extensive transactional experience in mergers and acquisitions, debt financings and equity offerings

•   Extensive experience as an investment banker, private equity investor and director with industrial companies, including those in the automotive sector

•   Independent of management

Kathleen A. Ligocki	Age: 57	Lear Committees: • Audit
Biography

Ms. Ligocki has been a director of the Company since September 2012. Ms. Ligocki is the Chief Executive Officer of Harvest Power, Inc., one of the leading organics management companies in North America with a mission to create a more sustainable future by re-using organic waste. Ms. Ligocki has served as an Operating Partner at Kleiner Perkins Caufield & Byers, one of Silicon Valley’s top venture capital providers. Ms. Ligocki worked with the firm’s greentech ventures on strategic challenges, scaling operations and commercialization from 2012 to 2014. Ms. Ligocki also has served as the Chief Executive Officer of two early stage companies: Next Autoworks, an auto company with a unique low-cost business model, from 2010 to 2012, and GS Motors, a Mexico City-based auto retailer owned by Grupo Salinas, a large Mexican conglomerate, from 2008 to 2009. From 2008 to 2010, Ms. Ligocki also served as a Principal in Pine Lake Partners, a consultancy focused on start-ups and turnarounds. From 2003 to 2007, Ms. Ligocki was the Chief Executive Officer of Tower Automotive, a global Fortune 1000 automotive supplier. Previously, Ms. Ligocki held executive positions at Ford Motor Company and at United Technologies Corporation where she led operations in North America, Europe, Africa, the Middle East and Russia. Ms. Ligocki began her career at General Motors Corporation working for 15 years at Delco Electronics Corporation. Ms. Ligocki currently serves as a director of Ultura, Inc. and formerly served as a director of Ashland Inc., Next Autoworks, BlueOak Resources and Lehigh Technologies. Ms. Ligocki earned a bachelor’s degree with highest distinction in Liberal Studies from Indiana University Kokomo and holds an MBA from the Wharton School at the University of Pennsylvania. She also has been awarded honorary doctorate degrees from Central Michigan University and Indiana University Kokomo.

Skills and Qualifications

•  Executive management and leadership experience, including in the automotive industry

•  Public company directorship and committee experience, including in the automotive industry

•  Extensive experience in financial analysis, financial statement preparation, financial reporting, compliance and internal controls

•  Senior management experience in international automotive operations

•  Understanding of wide range of issues through experience with businesses ranging from start-ups to large, global manufacturing operations

•  Independent of management

Conrad L. Mallett, Jr.	Age: 60	Lear Committees: • Compensation (Chair) • Nominating and Corporate Governance
Biography

Justice Mallett has been a director of the Company since August 2002. Justice Mallett was reappointed Chief Administrative Officer of Detroit Medical Center in January 2012, after serving as President and Chief Executive Officer of Detroit Medical Center’s Sinai- Grace Hospital from August 2003 until December 2011. Prior to that, Justice Mallett served as the Chief Legal and Administrative Officer of the Detroit Medical Center beginning in March 2003. Previously, he served as President and General Counsel of La-Van Hawkins Food Group LLC from April 2002 to March 2003, and Chief Operating Officer for the City of Detroit from January 2002 to April 2002. From August 1999 to April 2002, Justice Mallett was General Counsel and Chief Administrative Officer of the Detroit Medical Center. Justice Mallett was also a Partner in the law firm of Miller, Canfield, Paddock & Stone from January 1999 to August 1999. Justice Mallett was a Justice of the Michigan Supreme Court from December 1990 to January 1999 and served a two-year term as Chief Justice beginning in 1997. Justice Mallet is a director of Kelly Services, Inc. Justice Mallett has a bachelor’s degree from the University of California, Los Angeles, a JD and a master of public administration degree from the University of Southern California and an MBA from Oakland University.

Skills and Qualifications

•   Executive management and leadership experience

•   Leadership experience gained as Chief Justice of the Michigan Supreme Court

•   Public company directorship and committee experience

•   Extensive legal and governmental experience, including significant involvement in state, municipal and community governmental activities

•   Independent of management

Donald L. Runkle	Age: 68	Lear Committees: • Compensation
Biography

Mr. Runkle has been a director of the Company since November 2009. Mr. Runkle currently serves as Executive Chairman of EcoMotors International and has held this position since 2013. From 2009 to 2013, Mr. Runkle served as Chief Executive Officer of EcoMotors International. Mr. Runkle also serves as an Operating Executive for Tennenbaum Capital Partners LLC and has held this position since 2005. In this position, Mr. Runkle has been Chairman of Eagle-Picher Corporation and serves on various other Tennenbaum portfolio company boards. Since 2005, Mr. Runkle has provided consulting services in business and technical strategy to various large, multi-national companies. From 1999 until 2005, Mr. Runkle held various executive-level positions at Delphi Corporation, including Vice Chairman and Chief Technology Officer from 2003 until 2005, Executive Vice President and President, Delphi Dynamics and Propulsion Sector from 2000 until 2003 and President, Delphi Energy and Engine Management Systems, and Vice President, Delphi Automotive Systems, from 1999 until 2000. Previously, Mr. Runkle was employed by General Motors Corporation for over 30 years in various management and executive-level positions, including Vice President & General Manager of Energy & Engine Management Systems from 1996 until 1999, Vice President & General Manager of Saginaw Steering Systems from 1993 until 1996, Vice President of North American Operations Engineering from 1992 until 1993, and Vice President of Advanced Engineering from 1988 until 1992. Mr. Runkle also serves as a director of several nonpublic companies, including WinCup Corporation, Transonic Combustion Inc. and EcoMotors International, for which he serves as Executive Chairman. Mr. Runkle is also a director of the non-profit Lean Enterprise Institute and is a member of the Engineering Advisory Council for the University of Michigan. Mr. Runkle previously served as Chairman of Autocam a private equity owned company. Mr. Runkle has a bachelor’s and a master’s degree in Mechanical Engineering from the University of Michigan and a Master of Science in Management Studies degree as a Sloan Fellow from Massachusetts Institute of Technology.

Skills and Qualifications

•  Executive management and leadership experience, including in the automotive industry

•  Management and consulting experience in technology, including in the automotive industry and as chief technology officer

•  Directorship and management experience, including in the automotive industry, at board chairman level and with a public company

•  Independent of management

Matthew J. Simoncini	Age: 53	President and Chief Executive Officer

Biography

Mr. Simoncini is President, Chief Executive Officer and a director of the Company since September 2011. In this role, Mr. Simoncini is responsible for the strategic direction and operational leadership of the Company.

Formerly, Mr. Simoncini was Senior Vice President and Chief Financial Officer of the Company, a role he had held since September 2007. As Senior Vice President and Chief Financial Officer, he was responsible for the Company’s global Finance operations, including external Financial Reporting, Corporate Business Planning & Analysis, Corporate Strategy and Business Development as well as Information Technology activities worldwide.

In August 2006, Mr. Simoncini was named Senior Vice President of Finance and Chief Accounting Officer where he was responsible for the Company’s worldwide operational finance, accounting and financial reporting. Prior to that, he was vice president of Operational Finance, a position he had held since June 2004.

Mr. Simoncini also served as the Company’s Vice President of Finance — Europe as well as held the Vice President of Finance position for the Company’s Electrical & Electronics business and DaimlerChrysler division. Mr. Simoncini joined United Technologies Automotive (“UTA”) in April 1996 as director of Finance for the Motors Division with responsibility for the financial activities of the business unit. At the time of the Company’s acquisition of UTA in May 1999, Mr. Simoncini was director of Global Financial Planning & Analysis. Previous to UTA, Mr. Simoncini held financial and manufacturing positions with Varity Kelsey Hayes and Horizon Enterprises including Chief Financial Officer of Kelsey Hayes’ European Operations. Mr. Simoncini began his career at Touche Ross and is a certified public accountant.

In addition to his responsibilities at the Company, Mr. Simoncini is a member of the board of directors for the Wayne State University Foundation, Wayne State University SBA Board of Visitors, the United Way for Southeastern Michigan Board and Campaign Cabinet Committee, Detroit Economic Club, Business Leaders of Michigan, Michigan Opera Theatre and the Detroit Recreation Foundation. Mr. Simoncini earned a bachelor’s degree from Wayne State University.

Skills and Qualifications

•   Executive management and leadership experience with the Company, current President and Chief Executive Officer, former Senior Vice President and Chief Financial Officer

•   Record of leadership, achievement and execution of the Company’s business and global strategy

•   Extensive understanding of finance, treasury, financial reporting, investment analysis, management, compliance and internal controls

Gregory C. Smith	Age: 62	Lear Committees: • Audit (Chair) • Compensation
Biography

Mr. Smith has been a director of the Company since November 2009. Mr. Smith, a retired Vice Chairman of Ford Motor Company, currently serves as Principal of Greg C. Smith LLC, a private management consulting firm, a position he has held since 2007. Previously, Mr. Smith was employed by Ford Motor Company for over 30 years until 2006. Mr. Smith held various executive-level management positions at Ford Motor Company, most recently serving as Vice Chairman from 2005 until 2006, Executive Vice President and President — Americas from 2004 until 2005, Group Vice President — Ford Motor Company and Chairman and Chief Executive Officer — Ford Motor Credit Company from 2002 to 2004, Vice President, Ford Motor Company, and President and Chief Operating Officer, Ford Motor Credit Company, from 2001 to 2002. As Vice Chairman, Mr. Smith was responsible for Ford’s Corporate Strategy and Staffs, including Human Resources and Labor Affairs, Information Technology, and Automotive Strategy. During his career at Ford, Mr. Smith ran several major business units and had extensive experience in Financial Services, Strategy, Marketing and Sales, Engineering and Product Development. Mr. Smith also was responsible for Hertz when Ford owned it, and, in 2005, Automotive Components Holdings, the portion of Visteon that Ford repurchased. Currently, Mr. Smith serves as a director of Penske Corporation and formerly served as a director of the Federal National Mortgage Association (Fannie Mae) and Solutia Inc. Mr. Smith also serves on the Risk Oversight Advisory Council of the National Association of Corporate Directors. Mr. Smith has a bachelor’s degree in Mechanical Engineering from Rose-Hulman Institute of Technology and an MBA from Eastern Michigan University.

Skills and Qualifications

•  Executive management and leadership experience, including in the automotive industry

•  Public company directorship and committee experience

•  Served on audit committees of public and private companies

•  Experience actively overseeing finance departments and personnel

•  Extensive experience and knowledge of automotive industry

•  Experience and knowledge of automotive company operations and strategic issues, including engineering, manufacturing, marketing, human resources and finance

•  Independent of management

Henry D.G. Wallace	Age: 68	Non-Executive Chairman of the Board Lear Committees: • Compensation • Nominating and Corporate Governance
Biography

Mr. Wallace has served as the Company’s Non-Executive Chairman since August 2010 and has been a director of the Company since February 2005. Mr. Wallace worked for 30 years at Ford Motor Company until his retirement in 2001 and held several executive level operations and financial oversight positions while at Ford. His most recent positions included Chief Financial Officer, Group Vice President, Mazda and Asia Pacific Operations and President and CEO of Mazda Motor Corporation. Mr. Wallace serves as Non-Executive Chairman of Diebold, Inc. (formerly Interim Executive Chairman). Mr. Wallace formerly served as a director of Hayes Lemmerz International, Inc. and AMBAC Financial Group, Inc. Mr. Wallace earned a bachelor’s degree with Honours from the University of Leicester, England.

Skills and Qualifications

•  Experience and leadership with a global manufacturing company

•  Leadership experience on boards of several public companies

•  Extensive international experience in Asia, Europe and Latin America

•  Experience in finance, financial statement preparation and accounting, financial reporting, compliance and internal controls, including as chief financial officer

•  Executive management experience, including in the automotive industry

•  Independent of management

Criteria for Selection of Directors

The following are the general criteria for the selection of our directors that the Nominating Committee utilizes in evaluating candidates for Board membership. None of the following criteria should be construed as minimum qualifications for director selection nor is it expected that director nominees will possess all of the criteria identified. Rather, they represent the range of complementary talents, backgrounds and experiences that the Nominating Committee believes would contribute to the effective functioning of our Board. The Nominating Committee considers, without limitation, a director nominee’s independence, skills and other attributes, experience, perspective, background and diversity. The general criteria set forth below are not listed in any particular order of importance:

•	Background, experience and record of achievement, including, without limitation, in the automotive industry;

•	Diversity with respect to viewpoints, background, experience, skill, education, national origin, gender, race, age, culture and current affiliations;

•	Personal and professional ethics and integrity, collegiality, objective perspective and practical judgment;

•	Ability and willingness to devote sufficient time to carry out duties and responsibilities effectively;

•	Commitment to maximizing intrinsic stockholder value;

•	Finance and accounting expertise; and

•	Independence — a majority of directors must be independent.

Our Corporate Governance Guidelines and Nominating Committee charter provide guidelines with respect to the consideration of director candidates. Under these guidelines, the Nominating Committee is responsible for, subject to approval by the Board, establishing and periodically reviewing the criteria for Board membership and selection of new directors, including independence standards. The Nominating Committee also may recommend to the Board changes to the portfolio of director skills, experience, perspective and background required for the effective functioning of the Board considering our strategy and the regulatory, geographic and market environments. Any such changes to the director selection criteria must be approved by the Board. The Nominating Committee screens candidates and recommends director nominees who are approved by the Board.

The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Nominating Committee also may retain a search firm (which may be paid a fee) to identify director candidates. Once a potential candidate has been identified, the Nominating Committee evaluates the potential candidate based on the Board’s criteria for selection of directors (described above) and the composition and needs of the Board at the time. All director candidates are evaluated on the same basis. Diversity is one of the criteria described above that the Nominating Committee and the Board consider in identifying director nominees, which they consider in the context of the Board as a whole. We define “diversity” broadly to include differences in viewpoints, background, experience, skill, education, national origin, gender, race, age, culture and current affiliations that may offer the Company exposure to contemporary business issues. Candidates also are evaluated in light of Board policies, such as those relating to director independence and service on other boards, as well as considerations relating to the size and structure of the Board. These qualifications may vary from year to year, depending on the composition of the Board at the time.

Recommendation of Directors by Stockholders

In accordance with its charter, the Nominating Committee will consider candidates for election as a director of the Company recommended by any Lear stockholder, provided that the recommending stockholder follows the procedures set forth in Section 1.13 of the Company’s Bylaws for nominations by stockholders of persons to serve as directors. The Nominating Committee would evaluate such candidates in the same manner by which it evaluates other director candidates considered by the Nominating Committee, as described above.

Pursuant to Section 1.13 of the Bylaws, nominations of persons for election to the Board at a meeting of stockholders may be made by any stockholder of the Company entitled to vote for the election of directors at the meeting who sends a timely notice in writing to our Corporate Secretary. To be timely, a stockholder’s notice must be delivered to, or mailed and received by, our Corporate Secretary at the Company’s principal executive offices not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the annual meeting is more than 30 days prior to the anniversary of the preceding year’s annual meeting or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which “public announcement” of the date of such annual meeting is made by the Company. For purposes of the Bylaws, “public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by us with the SEC.

The stockholder’s notice or recommendation is required to contain certain prescribed information about each person whom the stockholder proposes to recommend for election as a director, the stockholder giving notice and the beneficial owner, if any, on whose behalf notice is given. The stockholder’s notice must also include the consent of the person proposed to be nominated and to serve as a director if elected. Recommendations or notices relating to director nominations should be sent to Lear Corporation, 21557 Telegraph Road, Southfield, Michigan 48033; Attention: Terrence B. Larkin, Executive Vice President, Business Development, General Counsel and Corporate Secretary.

A copy of our Bylaws, as amended, has been filed as an exhibit to our Current Report on Form 8-K filed with the SEC on November 9, 2009.

Independence of Directors

The Company’s Corporate Governance Guidelines provide that a majority of the members of the Board, and each member of the Audit Committee, Compensation Committee and Nominating Committee, must meet the criteria for independence set forth under applicable law and the New York Stock Exchange (“NYSE”) listing standards. No director qualifies as independent unless the Board determines that the director has no direct or indirect material relationship with the Company. These independence guidelines are part of our Corporate Governance Guidelines, available on our website at www.lear.com. In addition to applying these director independence guidelines and the NYSE independence guidelines, the Board will consider all relevant facts and circumstances of which it is aware in making an independence determination with respect to any director.

The Board has made director independence determinations with respect to each of our directors. Based on our director independence guidelines and the NYSE independence guidelines, the Board has affirmatively determined that (i) Messrs. Bott, Capo and Foster, Ms. Ligocki and Messrs. Mallett, Runkle, Smith and Wallace (A) have no relationships or only immaterial relationships with us, (B) meet our director independence guidelines and the NYSE independence guidelines with respect to any such relationships and (C) are independent; and (ii) Mr. Simoncini is not independent. Mr. Simoncini is our President and Chief Executive Officer (the “CEO”).

Board’s Role in Risk Oversight

The Board, with the assistance of the Board committees, is responsible for overseeing management actions to ensure that material risks affecting the Company are identified and managed appropriately. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with senior management. In addition, the Board and its committees exercise their risk oversight function by carefully evaluating the reports they receive from management and by making inquiries of management on areas of particular interest to the Board.

As set forth in its charter, the Audit Committee is responsible for discussing with management the Company’s process for assessing and managing risks, including the Company’s major financial risk exposures and the steps necessary to monitor and control such exposures. In addition, the Audit Committee is responsible for ensuring that the Company has an internal audit function to provide management and the Audit Committee with ongoing assessments of the Company’s risk management process and system of internal controls. The Audit Committee also performs a central oversight role with respect to financial and compliance risks, meets periodically with senior management, our vice president of internal audit, our chief compliance officer and our independent auditor, Ernst & Young LLP, and reports on its findings at each regularly scheduled meeting of the Board.

Our enterprise risk management process is designed to facilitate the identification, assessment and management of certain key risks to achieving our strategic objectives, and we have completed both comprehensive and focused risk assessments. The enterprise risk management process supplements management’s ongoing responsibilities to monitor and address risks by working with risk owners to identify causes of and action plans for certain key risks, which then are discussed with senior management to promote visibility and ensure appropriate risk response strategies. The Audit Committee receives quarterly reports from senior management on the progress of our enterprise risk management process and reports to the Board, as appropriate. The Audit Committee and Board also periodically receive reports on risks addressed in the enterprise risk management process, in addition to reports on other risks.

Our other Board committees also have responsibility for the oversight of risk management. For example, the Compensation Committee considers the risks associated with our compensation policies and practices, as discussed further under “Compensation and Risk.” Further, the Nominating Committee oversees risks associated with our governance structure and processes and annually reviews our organizational documents, Corporate Governance Guidelines and other policies. The committees primarily keep the Board informed of their risk oversight and related activities through reports of the committee chairmen to the Board. The Board also considers specific risk topics in connection with strategic planning and other matters.

Corporate Governance

The Board has approved Corporate Governance Guidelines and a Code of Business Conduct and Ethics. All of our corporate governance documents, including the Corporate Governance Guidelines, the Code of Business Conduct and Ethics and committee charters, are available on our website at www.lear.com or in printed form upon request by contacting Lear Corporation at 21557 Telegraph Road, Southfield, Michigan 48033, Attention: Investor Relations. The Board regularly reviews corporate governance developments and modifies these documents as warranted. Any modifications will be reflected on our website. The information on our website is not part of this proxy statement and is not deemed to be incorporated by reference herein.

Other Board Information

Leadership Structure of the Board

Henry D. G. Wallace is our Non-Executive Chairman of the Board and has served in that role since August 2010. Our Board has decided to maintain separate Chairman and CEO roles to allow our CEO to focus on the execution of our business strategy, growth and development, while allowing the Non-Executive Chairman to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. The Board recognizes the time, effort and energy that the CEO is required to devote to his position in the current business environment, as well as the commitment required to serve as our Chairman. While our Bylaws and Corporate Governance Guidelines do not require that our Chairman and CEO positions be separate, the Board believes that having separate positions and having an independent director serve as Non-Executive Chairman is the appropriate leadership structure for us at this time.

Board Meetings

In 2013, our Board held eleven meetings. In addition to our Board meetings, our directors attend meetings of committees established by our Board. Each of Lear’s director nominees attended at least 75% of the meetings of our Board and the committees on which he or she served during 2013 that were held when he or she was a director. Our directors are encouraged to attend all annual and special meetings of our stockholders. In 2013, our annual meeting of stockholders was held on May 16, 2013, and all of the directors nominated for election in this proxy statement attended, with the exception of Mr. Bott, who was appointed to the Board in September 2013, and Ms. Ligocki.

Meetings of Non-Employee Directors

In accordance with our Corporate Governance Guidelines and the listing standards of the NYSE, our non-employee directors meet regularly in executive sessions of the Board without management present. Mr. Wallace, our Non-Executive Chairman, presides over these executive sessions.

Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The following chart sets forth the directors who currently serve as members of each of the Board committees.

Directors	Audit Committee	Compensation Committee	Nominating Committee
Richard H. Bott
Thomas P. Capo	X		C
Jonathan F. Foster	X		X
Kathleen A. Ligocki	X
Conrad L. Mallett, Jr.		C	X
Donald L. Runkle		X
Matthew J. Simoncini
Gregory C. Smith	C	X
Henry D.G. Wallace*		X	X

*	Non-Executive Chairman of the Board

“C”	Denotes member and chairman of committee

“X”	Denotes member

Audit Committee

In 2013, the Audit Committee held ten meetings. Each of the members of the Audit Committee is a non-employee director. In addition, the Board has determined that all of the members of the Audit Committee are independent, financially literate and financial experts, as further discussed under “Audit Committee Report.” For a description of the Audit Committee’s responsibilities and findings and additional information about the Audit Committee, see “Audit Committee Report.”

Compensation Committee

In 2013, the Compensation Committee held five meetings. Each of the members of the Compensation Committee is a non-employee director. In addition, the Board has determined that all of the members of the Compensation Committee are independent as defined in the listing standards of the NYSE, including the independence standards applicable to compensation committees. The Compensation Committee has overall responsibility for approving and evaluating director and officer compensation plans, policies and programs of the Company and reviewing the disclosure of such plans, policies and programs to our stockholders in the annual proxy statement. The Compensation Committee operates under a written charter setting forth its functions and responsibilities. A copy of the current charter is available on our website at www.lear.com or in printed form upon request.

In consultation with the Company’s management, the Compensation Committee establishes the general policies relating to senior management compensation and oversees the development and administration of such compensation programs. Our human resources executives and staff support the Compensation Committee in its work. These members of management work with compensation consultants whose engagements have been approved by the Compensation Committee, accountants and legal counsel, as necessary, to implement the Compensation Committee’s decisions, to monitor evolving competitive practices and to make compensation recommendations to the Compensation Committee. Our human resources management develops specific compensation recommendations for senior executives, which are first reviewed by senior management and then presented to the Compensation Committee and its independent compensation consultant. The Compensation Committee has final authority to approve, modify or reject the recommendations and to make its decisions in executive session. The Compensation Committee approves all compensation of our executive officers, including equity awards. Under our equity award policy, an aggregate equity award pool to non-executives may be approved by the Compensation Committee and allocated to individuals by a committee consisting of the Company’s CEO and the Chairman of the Compensation Committee. The policy also allows the Compensation Committee to delegate to the CEO the ability to grant equity awards to non-executive officer employees who are newly hired or promoted or deemed to be deserving of special retention or recognition awards. Such awards are generally made on the Company’s standard restricted stock units (“RSU”) or performance share terms.

The Compensation Committee utilizes Pay Governance LLC (“Pay Governance”) as its independent compensation consultant. The consultant reports directly to the Compensation Committee as requested, including with respect to management’s recommendations of compensation programs and awards. The Compensation Committee has the sole authority to approve the scope and terms of the engagement of such compensation consultant and to terminate such engagement. The mandate of the consultant is to serve the Company and work for the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, program design, market trends and technical considerations. Pay Governance has assisted the Compensation Committee with the development of competitive market data and a related assessment of the Company’s executive and director compensation levels, evaluation of annual and long-term incentive compensation strategy and compilation and review of total compensation data and tally sheets (including data for certain termination and change in control scenarios) for the Company’s Named Executive Officers (as defined in “Compensation Discussion and Analysis”). As part of this process, the Compensation Committee also reviewed a comprehensive analysis of peer group companies provided by Pay Governance. See, “Compensation Discussion and Analysis — Benchmarking.” Other than with respect to consulting on executive and director compensation matters, Pay Governance has performed no other services for the Compensation Committee or the Company.

The Compensation Committee has reviewed the independence of Pay Governance in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that Pay Governance’s work for the Compensation Committee does not raise any conflict of interest.

In 2013, the Company’s management retained Frederic W. Cook & Co., Inc. to assist in the review of various executive compensation programs. The Company and the Compensation Committee reviewed the engagement of the management consultant under the SEC disclosure rules and found that no conflicts of interest existed with respect to such engagement.

Nominating Committee

In 2013, the Nominating Committee held nine meetings. Each of the members of the Nominating Committee is a non-employee director. In addition, the Board has determined that all of the members of the Nominating Committee are independent as defined in the listing standards of the NYSE.

The Nominating Committee is responsible for, among other things: (i) identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board; (ii) recommending director nominees to the Board for election at the next annual meeting of the stockholders of the Company; (iii) in the event of a vacancy on or an increase in the size of the Board, recommending director nominees to the Board to fill such vacancy or newly established Board seat; (iv) recommending directors to the Board for membership on each committee of the Board; (v) establishing and reviewing annually our Corporate Governance Guidelines and Code of Business Conduct and Ethics; and (vi) reviewing potential conflicts of interest involving our executive officers. The Nominating Committee operates under a written charter setting forth its functions and responsibilities. A copy of the current charter is available on our website at www.lear.com or in printed form upon request.

Communications to the Board

Stockholders and interested parties can contact the Board (including the Non-Executive Chairman and non-employee directors) through written communication sent to Lear Corporation, 21557 Telegraph Road, Southfield, Michigan 48033, Attention: Terrence B. Larkin, Executive Vice President, Business Development, General Counsel and Corporate Secretary. Our General Counsel reviews all written communications and forwards to the Board a summary and/or copies of any such correspondence that is directed to the Board or that, in the opinion of the General Counsel, deals with the functions of the Board or Board committees or that he otherwise determines requires the Board’s or any Board Committee’s attention. Concerns relating to accounting, internal accounting controls or auditing matters are immediately brought to the attention of our internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters. From time to time, the Board may change the process by which stockholders may communicate with the Board. Any such changes will be reflected in our Corporate Governance Guidelines, which are posted on our website at www.lear.com.

Communications of a confidential nature can be made directly to our non-employee directors or the Chairman of the Audit Committee regarding any matter, including any accounting, internal accounting control or auditing matter, by submitting such concerns to the Audit Committee or the Non-Executive Chairman. Any submissions to the Audit Committee or the Non-Executive Chairman should be marked confidential and addressed to the Chairman of the Audit Committee or the Non-Executive Chairman, as the case may be, c/o Lear Corporation, P.O. Box 604, Southfield, Michigan 48037. In addition, confidential communications may be submitted in accordance with other procedures set forth from time to time in our Corporate Governance Guidelines, which are posted on our website at www.lear.com. Any submission should contain, to the extent possible, a full and complete description of the matter, the parties involved, the date of the occurrence or, if the matter is ongoing, the date the matter was initiated and any other information that the reporting party believes would assist the Audit Committee or the Non-Executive Chairman in the investigation of such matter.

Certain Legal Proceedings

Ms. Ligocki served as the Chief Executive Officer of Tower Automotive from 2003 to 2007. In 2005, Tower Automotive filed for reorganization under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”).

Mr. Runkle held various executive-level positions at Delphi Corporation from 1999 until 2005, as described above. In 2005, Delphi filed for reorganization under chapter 11 of the Bankruptcy Code.

Mr. Simoncini currently serves as the Company’s President and CEO and has served in other positions at the Company since 1999, as described above. In 2009, the Company filed for reorganization under chapter 11 of the Bankruptcy Code.

Director Compensation

As described more fully below, the following table summarizes the annual compensation for our non-employee directors during 2013.

2013 Director Compensation

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Richard H. Bott(3)	$36,667	$86,633	$123,300
Thomas P. Capo	$121,000	$129,977	$250,977
Jonathan F. Foster	$111,000	$129,977	$240,977
Kathleen A. Ligocki	$110,000	$129,977	$239,977
Conrad L. Mallett, Jr.	$120,000	$129,977	$249,977
Donald L. Runkle	$110,000	$129,977	$239,977
Gregory C. Smith	$131,000	$129,977	$260,977
Henry D.G. Wallace	$180,000	$212,494	$392,494

(1)	Includes cash retainer and other fees earned for service as directors in 2013, as discussed in more detail below. Dollar amounts are comprised as follows:

Name	Annual Retainer Fee	Aggregate Non-Standing Committee Meeting Fees
Richard H. Bott	$36,667	$—
Thomas P. Capo	$120,000	$1,000
Jonathan F. Foster	$110,000	$1,000
Kathleen A. Ligocki	$110,000	$—
Conrad L. Mallett, Jr.	$120,000	$—
Donald L. Runkle	$110,000	$—
Gregory C. Smith	$130,000	$1,000
Henry D.G. Wallace	$180,000	$—

The base annual cash retainer is $110,000. As described below, there is an additional cash retainer for the Non-Executive Chairman and the Chairman of each of the Audit Committee, Compensation Committee and the Nominating Committee.

(2)	For the annual grant of stock, the amounts reported in this column for each director reflect the aggregate grant date fair value determined in accordance with FASB Accounting Standards Codification™ (“ASC”) 718, “Compensation-Stock Compensation.” Messrs. Bott, Capo, Foster, Runkle and Wallace along with Ms. Ligocki deferred 100% of the 2013 annual stock grant into deferred stock units. Mr. Mallet deferred 60% of the 2013 annual stock grant into deferred stock units.

(3)	Mr. Bott was appointed to the Board on September 26, 2013 and was entitled to a pro rata stock grant.

Summary of 2013 Director Compensation

Annual Cash Retainer

The base annual cash retainer for each non-employee director under the Outside Directors Compensation Plan is $110,000. The additional cash retainer for the Presiding Director, if any, and the Chairman of each of the Compensation Committee and the Nominating Committee for 2013 was $10,000 and the additional cash retainer for the Chairman of the Audit Committee was $20,000. The annual cash retainer for each non-employee director is paid in advance in equal installments on the last business day of the month. Because the Company has an independent Non-Executive Chairman, there currently is no Presiding Director.

Meeting fees for the Board and standing committees have been eliminated, except that each non-employee director remained eligible to receive $1,500 for each meeting of the Board in excess of twelve that he/she attends in a calendar year. Meeting fees for special committees of the Board are set by the Board at the time of the formation of the special committee and usually are set at the rate of $1,000 per meeting. Meeting fees, if any, are paid on the last business day of the month (for that month’s meeting fees).

For 2014, the additional annual cash retainers for the chairs of the Compensation Committee and the Nominating Committee were increased to $20,000 and $12,500, respectively.

Equity Compensation

Pursuant to the Outside Directors Compensation Plan, each non-employee director received a base annual unrestricted grant of Lear common stock approximately equal in value to $130,000 and subject to the stock ownership guidelines described below. Stock grants are made on the date of the annual meeting of stockholders at which a director is elected or re-elected to serve on the Board. For 2014, the annual unrestricted grant of Lear common stock to our non-employee directors has been increased in value to $140,000.

Non-Executive Chairman Compensation

The additional compensation for our Non-Executive Chairman, currently Mr. Wallace, in 2013 was an additional annual cash retainer in the amount of $70,000 and an additional annual grant of Lear common stock equal in value to $82,500. The payment schedule for this additional annual compensation is the same as that described above. For 2014, the additional compensation for our Non-Executive Chairman was increased to an additional cash retainer of $75,000 and an additional annual grant of Lear common stock equal in value to $100,000.

Deferrals

A non-employee director may elect to defer receipt of all or a portion of his or her annual retainer and any meeting fees, and formerly, any cash payments made upon vesting of the restricted cash grant, pursuant to a valid deferral election. To the extent that any such cash payments are deferred, they are credited to a notional account and bear interest at an annual rate equal to the prime rate (as defined in the Outside Directors Compensation Plan). Non-employee directors may also elect to defer all or a portion of their annual stock retainer into deferred stock units.

In general, amounts deferred are paid to a non-employee director as of the earliest of:

•	the date elected by such director;

•	the date the director ceases to be a director; or

•	the date a change of control (as defined in the Outside Directors Compensation Plan) occurs.

Retainer, meeting fees and restricted cash amounts that are deferred are paid in cash in a single sum payment or, at the director’s election, in installments. Amounts of the stock grant that are deferred are paid in the form of shares of common stock in a lump sum or installments in accordance with the director’s election.

Stock Ownership Guidelines

The Company has a long-standing practice of having stock ownership guidelines for non-employee directors. In 2013, the Compensation Committee modified the guidelines to provide for ownership levels based on a multiple of a director’s annual retainer rather than a specified share number. A similar change was also made to the management stock ownership guidelines. The management stock ownership guidelines are discussed in “Compensation Discussion and Analysis — Elements of Compensation — Management Stock Ownership Guidelines.” Each non-employee director must achieve a stock ownership level of a number of shares with a value equal to 5 times the base annual cash retainer and must hold 50% of the shares from their annual stock grants received subsequent to the adoption of the revised stock ownership guidelines until they are in compliance with these guidelines.

General

Directors who are also our employees receive no compensation for their services as directors except reimbursement of expenses incurred in attending meetings of our Board or Board committees.

Security Ownership of Certain Beneficial Owners, Directors and Management

The following table sets forth, as of March 20, 2014 (except as indicated below), beneficial ownership, as defined by SEC rules, of our common stock and ownership of RSUs by the persons or groups specified. Each of the persons listed below has sole voting and investment power with respect to the beneficially owned shares listed unless otherwise indicated. The percentage calculations set forth in the table are based on 80,802,913 shares of common stock outstanding on March 20, 2014 rather than based on the percentages set forth in stockholders’ Schedules 13G or 13D, as applicable, filed with the SEC.

	Number of Shares of Common Stock Owned Beneficially	Percentage of Common Stock Owned Beneficially	Number of RSUs Owned(14)
5% Beneficial Owners:
BlackRock, Inc.(1)	8,227,721	10.2%	—
Harris Associates L.P.(2)	4,638,754	5.7%
Marcato Capital Management LP(3)	6,403,026	7.9%	—
Robeco Investment Management, Inc.(4)	8,144,652	10.1%	—
The Vanguard Group(5)	4,196,177	5.2%	—
Executive Officers and Directors:
Matthew J. Simoncini(6)(7)	24,314	*	104,664
Jeffrey H. Vanneste(6)	—	*	46,973
Raymond E. Scott(6)	13,113	*	35,653
Terrence B. Larkin(6)	13,114	*	35,653
Melvin L. Stephens(6)	22,913	*	26,712
Richard H. Bott(7)(8)	2,691
Thomas P. Capo(7)(9)	11,759	*
Jonathan F. Foster(7)(9)	13,119	*
Kathleen A. Ligocki(7)(10)	4,301	*
Conrad L. Mallett, Jr.(7)(11)	6,642	*
Donald L. Runkle(7)(12)	15,219	*
Gregory C. Smith(7)	11,619	*
Henry D.G. Wallace(7)(13)	12,912	*
Total Executive Officers and Directors as a Group (18 individuals)	164,223	*	325,455

*	Less than 1%

(1)

Information contained in the table above and this footnote is based on a report on Schedule 13G/A filed with the SEC on January 10, 2014 by BlackRock, Inc. (“BlackRock”). BlackRock is the beneficial owner of 8,227,721 shares with sole dispositive power as to all such shares and sole voting power as to 6,808,729 shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from, the sale of the Company’s common stock. No one person’s interest in the Company’s common stock is more than five percent of the total outstanding common stock. BlackRock’s principal place of business is 40 East 52nd Street, New York, New York 10022.

(2)	Information contained in the table above and this footnote is based on a report on Schedule 13G filed with the SEC on February 13, 2014 by Harris Associates L.P (“Harris”) and Harris Associates. Harris is the beneficial owner of 4,638,754 shares, with sole voting power and sole dispositive power as to all such shares. Harris’ principal place of business is 2 North LaSalle Street, Suite 500, Chicago, Illinois 60602.

(3)	Information contained in the table above and this footnote is based on a report on Schedule 13D/A filed with the SEC on January 28, 2014 by Marcato Capital Management LP (“Marcato”), Marcato, L.P., Marcato II, L.P. and Marcato International Master Fund, Ltd. Marcato is the beneficial owner of 6,403,026 shares, with shared voting power and shared dispositive power as to all such shares. Marcato’s principal place of business is One Montgomery Street, Suite 3250, San Francisco, California 94104.

(4)	Information contained in the table above and this footnote is based on a report on Schedule 13G filed with the SEC on January 14, 2014 by Robeco Investment Management, Inc. (“Robeco”), a registered investment adviser, with respect to shares held by Robeco for the discretionary account of certain clients. Robeco is the beneficial owner of 8,144,652 shares, with sole dispositive power as to all such shares and sole voting power as to 5,721,912 shares. To the knowledge of Robeco, no person has the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of the Company’s common stock, which represents more than 5% of the outstanding shares of common stock. Robeco’s principal place of business is One Beacon St., Boston, Massachusetts 02108.

(5)	Information contained in the table above and this footnote is based on a report on Schedule 13G filed with the SEC on February 11, 2014 by The Vanguard Group (“Vanguard”). Vanguard is the beneficial owner of 4,196,177 shares, with sole voting power as to 49,254 such shares, sole dispositive power as to 4,150,923 such shares and shared dispositive power as 45,254 such shares. Vanguard’s principal place of business is 100 Vanguard Blvd. Malvern, PA 19355.

(6)	The individual is a Named Executive Officer.

(7)	The individual is a director.

(8)	Includes 1,191 deferred stock units, which are fully vested and convert into shares of common stock on a 1-for-1 basis upon the earliest of the director’s departure from the Board, a change in control or the pre-established date elected by the director.

(9)	Includes 5,367 deferred stock units, which are fully vested and convert into shares of common stock on a 1-for-1 basis upon the earliest of the director’s departure from the Board, a change in control or the pre-established date elected by the director.

(10)	Includes 4,301 deferred stock units, which are fully vested and convert into shares of common stock on a 1-for-1 basis upon the earliest of the director’s departure from the Board, a change in control or the pre-established date elected by the director.

(11)	Includes 2,900 deferred stock units, which are fully vested and convert into shares of common stock on a 1-for-1 basis upon the earliest of the director’s departure from the Board, a change in control or the pre-established date elected by the director.

(12)	Includes 2,169 deferred stock units, which are fully vested and convert into shares of common stock on a 1-for-1 basis upon the earliest of the director’s departure from the Board, a change in control or the pre-established date elected by the director.

(13)	Includes 8,773 deferred stock units, which are fully vested and convert into shares of common stock on a 1-for-1 basis upon the earliest of the director’s departure from the Board, a change in control or the pre-established date elected by the director.

(14)	Includes the RSUs owned by our executive officers as of March 20, 2014. These RSUs are subject to all of the economic risks of stock ownership but may not be voted or sold and are subject to vesting provisions as set forth in the respective grant agreements.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon our review of reports filed with the SEC and written representations that no other reports were required, we believe that all of our directors and executive officers complied with the reporting requirements of Section 16(a) of the Exchange Act during 2013.

COMPENSATION DISCUSSION AND ANALYSIS

The following discusses the material elements of the compensation for our CEO, Chief Financial Officer and each of the other executive officers listed in the “2013 Summary Compensation Table” (collectively, the “Named Executive Officers”) during the year ended December 31, 2013. To assist in understanding compensation for 2013, we have included a discussion of our compensation policies and practices for periods before and after 2013 where relevant. To avoid repetition, in the discussion that follows we make occasional cross-references to specific compensation data and terms for our Named Executive Officers contained in “Executive Compensation.” In addition, because we have a global team of managers in 36 countries, our compensation program is designed to provide some common standards throughout the Company and, therefore, much of what is discussed below applies to executives in general and is not limited specifically to our Named Executive Officers.

Named Executive Officers

Our Named Executive Officers for 2013 are:

Matthew J. Simoncini, President and Chief Executive Officer

Jeffrey H. Vanneste, Senior Vice President and Chief Financial Officer

Raymond E. Scott, Executive Vice President and President, Seating

Terrence B. Larkin, Executive Vice President, Business Development, General Counsel and Corporate Secretary

Melvin L. Stephens, Senior Vice President, Communications, Facilities and Investor Relations

Executive Summary

We are a leading Tier 1 supplier to the global automotive industry that operates in two business segments: Seating and Electrical. Our business spans all major automotive markets, and we supply our products to virtually every major automotive manufacturer in the world. Our manufacturing, engineering and administrative footprint covers 36 countries and 226 locations, and we are continuing to expand into emerging markets as opportunities develop. We have a market median-based executive compensation program, which is closely linked to our Company’s performance.

Our overarching objective is to increase enterprise value through profitable sales growth and improved returns, achieved by our culture of continuous improvement, operational excellence and teamwork. We continued strong financial performance in 2013 by achieving our fourth consecutive year of higher sales and adjusted earnings per share. We continue to win new business globally and expect to benefit from investments that we are making in component capabilities and grow in emerging markets. In addition, we accomplished several important strategic and operational objectives which position the Company well for the future.

We have a balanced strategy of investing in our business, managing risks, maintaining a strong and flexible balance sheet and returning cash to stockholders to position Lear to deliver superior long-term stockholder value.

Highlights of our 2013 performance and recent significant events include the following:

•	The Company’s total return to stockholders in 2013 was 75%, compared with 32% for the S&P 500.

•

In 2013, we continued to grow sales (annual sales increased 11% to $16.2 billion, more than double the 4% rate of global industry production growth) while continuing to expand our component capabilities in low cost and emerging markets.

•	We continue to win new business, and our 2014 to 2016 sales backlog stands at $1.9 billion.

•

We successfully completed the integration of Guilford Performance Textiles, a leading global fabric provider whose expertise and operational strategies compliment the Company’s seat cover capabilities while significantly strengthening our global fabric capabilities.

•

2013 marked the third consecutive year with significant returns of cash to our stockholders. Over the course of the year, we returned $1.1 billion in cash to stockholders through share repurchases and dividends.

•	In 2013, our quarterly cash dividend was increased 21%.

•

Our financial performance exceeded the target performance levels under our 2013 annual incentive program in the financial metrics of Free Cash Flow and Adjusted Operating Income and the three-year (2011 to 2013) Adjusted ROIC and Cumulative Pretax Income results each exceeded the target performance level for our 2011-2013 Performance Shares under our long-term incentive program, as illustrated below (see “— 2013 Incentive Programs — Pay for Performance,” “— 2013 Incentive Programs — Annual Incentives” and “— 2013 Incentive Programs — Long-Term Incentives” below for more information regarding these non-GAAP financial measures):

	Threshold	Target	Maximum	Actual
2013 Annual Incentive
Adjusted Operating Income	$620 million	$775 million	$969 million	$839 million
Free Cash Flow	$240 million	$300 million	$375 million	$367 million
2011 Performance Shares — 2011-2013 (3-year period)
Adjusted ROIC (2/3 of award)	12.5%	14.0%	15.0%	14.8%
Cumulative Pre-Tax Income (1/3 of award)	$1,531 million	$1,914 million	$2,393 million	$1,929 million

The highlights of our 2013 executive compensation program resulting from our 2013 Company financial performance were as follows:

•

Incentive payouts were commensurate with our financial results. Annual incentive awards were earned at 161% of the targeted level and the 2011-2013 cycle of long-term Performance Shares was earned at 154% of the targeted level based on achievement of the financial goals outlined above.

•

The Lear Corporation 2009 Long-Term Stock Incentive Plan (“LTSIP”) allows for the grant of various service-based and performance-based equity awards. For 2013, long-term incentive awards granted in February 2013 to our Named Executive Officers were solely in the form of equity to further link the interests of our executives with those of our stockholders. For 2013, we awarded Performance Shares to represent 75% of the value of our long-term incentive award. We awarded Performance Shares in order to link our executives’ interests with those of our stockholders through our stock price while also rewarding executives based on our financial performance. The resulting grant mix for 2013 was 75% Performance Shares / 25% service-based restricted stock units (“RSUs”), based on grant date target award values.

We maintain several compensation program features and corporate governance practices to ensure a strong link between executive pay, Company performance and stockholder interests and to ensure that we have a fully competitive executive compensation program:

THINGS WE DO OR HAVE

•

Clawback Policy - Effective as of February 7, 2013, the Company adopted a formal clawback policy that applies to all incentive based cash and equity compensation awards granted on or after the effective date to any current or former executive officer of the Company. See “— Clawback Policy” below for more information.

•

Anti Hedging and Anti Pledging Policy - Effective as of February 7, 2013, the Company adopted a formal policy prohibiting officers and directors from (i) entering into hedging or monetization transactions involving our Company stock and (ii) holding our Company stock in a margin account or pledging our Company stock as collateral for a loan. See “— Hedging/Pledging Policy” below for more information.

•

Independent Compensation Consultant for Compensation Committee - Our Compensation Committee has engaged an independent compensation consultant, Pay Governance, to assist with the ongoing review of our executive and director compensation programs to ensure that our programs are competitive and appropriate given the Company’s objectives and prevailing market practices. Pay Governance performs no other services for the Company.

•

Annual Market Practices and Compensation Risk Review - Annually, we review key elements of our executive compensation program, pay tally sheets, a summary of market practices and emerging trends, and discuss potential implications to the Company in the context of our business strategy and talent needs. We also annually complete a comprehensive compensation risk assessment with assistance from our outside legal counsel and Pay Governance. The most recent assessment reaffirmed that our pay practices and metrics do not create risks that are reasonably likely to have a material adverse effect on the Company.

•

Strong Pay for Performance Design - As shown in the charts below for our 2013 target total direct compensation opportunity (base salary plus target incentive opportunities, excluding Career Share awards, which are discussed in “— Elements of Compensation — Retirement Plan Benefits — Career Shares” below), the majority of Named Executive Officer compensation is performance-based, which is only earned if specific annual or multi-year financial goals are achieved or exceeded. As shown below, over 75% of our Named Executive Officers’ compensation is variable, including long-term RSU awards (whose values rise and fall with our stock price) and performance-based awards through annual incentive awards and long-term performance share awards, which are dependent on achievement of specified financial performance goals.

•

Balanced Mix of Performance Measures - We have a balanced mix of four performance measures (Free Cash Flow, Adjusted Operating Income, Cumulative Pre-Tax Income and Adjusted ROIC) in our incentive programs that encourages value creation, motivation and stock price appreciation. In addition, the entire long-term incentive opportunity for our Named Executive Officers is equity-based, which further aligns the interests of our executives with those of stockholders.

2013 Total Direct Compensation Allocation (Assuming Performance-Based Components at Target)

•

Pay Program Aligned With Business Strategy - The Compensation Committee closely monitors the composition and mix of performance measures in our annual and long-term incentive programs to ensure that our executive compensation program is aligned with our business strategy and financial results and competitive with comparator companies. As described above, we use multiple balanced and coordinated financial performance measures in our incentive plans with different measures used in the annual and long-term incentive plans.

•

Stock Ownership Guidelines and Holding Requirement - Our Named Executive Officers and other executive officers are subject to stock ownership guidelines. We review these guidelines periodically and have revised the guidelines in 2013 and added a holding requirement for 50% of net shares on awards that vest prior to an executive’s compliance with the guidelines. In addition, vested RSUs under our Career Shares program (see “Career Shares” below for more information) do not convert into shares until an executive’s retirement.

THINGS WE DO NOT DO OR HAVE

•

No Excise Tax Gross-Ups - None of our executives’ employment agreements contain an excise tax gross-up provision. In 2013, we removed these provisions from the few remaining executive employment agreements that contained them. Since 2011, we have not amended or entered into any new employment agreements containing excise tax gross-up provisions.

•	No Single-Trigger Change in Control Severance Benefits - Under the employment agreements with our executive officers, our executives do not receive severance benefits solely upon a change in control.

•

No Single-Trigger Change in Control Vesting of Equity Awards - In September 2013, we amended our Long-Term Stock Incentive Plan to provide for “double trigger” vesting of future equity awards upon a change in control (requiring a termination of employment for assumed or replaced awards to vest upon or in connection with a change in control). In addition, all of our executive officers agreed to amend their currently outstanding equity awards to provide that they also would vest only on a “double trigger” basis upon a change in control.

•

No Perquisites - Effective January 1, 2012, we eliminated a separate annual perquisite allowance. Prior to the elimination of perquisites, we had established a policy of not paying any gross-ups on perquisites.

•

No Personal Usage of Corporate Aircraft - We eliminated personal use of our corporate aircraft for Named Executive Officers, except with respect to the CEO, who may have very limited personal use of corporate aircraft, subject to the approval of the Chairman of the Board or Chairman of the Compensation Committee. In 2013, there was no personal usage of corporate aircraft.

As we move forward through challenging industry and economic conditions, we will continue to monitor our executive compensation programs and consider appropriate modifications that will allow us to drive achievement of our business strategy and targeted financial results, meet our talent needs and maintain fully-competitive compensation programs and practices to maximize long-term stockholder value.

2013 Advisory Vote on Executive Compensation

The Compensation Committee reviewed the results of the 2013 stockholder advisory vote on Named Executive Officer compensation and incorporated the results as one of the many factors considered in connection with the discharge of its responsibilities. Since a substantial majority (over 97%) of our stockholders at the annual meeting approved the compensation program described in our 2013 Proxy Statement, the Compensation Committee did not implement changes to our executive compensation program as a direct result of the stockholders’ advisory vote.

Executive Compensation Philosophy and Objectives

The objectives of our compensation policies are to:

•	optimize profitability, cash flow and revenue growth;

•	link the interests of management with those of stockholders;

•	align management’s compensation with our business strategy and compensation philosophy;

•	provide management with incentives for excellence in individual performance;

•	maintain a strong link between executive pay and Company performance;

•	promote teamwork within our group of global managers (our “One Lear” concept); and

•	attract, reward and retain the best available executive talent.

To achieve these objectives, we believe that the total compensation program for executive officers should consist of the following:

•	base salary;

•	annual incentives;

•	long-term incentives;

•	retirement plan benefits;

•	certain health, welfare and other benefits; and

•	termination/change in control benefits.

The Compensation Committee routinely reviews the elements noted above, which are designed to both attract and retain executives while also providing proper incentives for performance. In general, the Compensation Committee monitors compensation levels to ensure that a higher proportion of an executive’s total compensation is awarded in the form of variable and performance-based components (dependent on Company performance) as the executive’s responsibilities increase. The Compensation Committee reviews best practices and market trends and implications and selects the specific form of compensation within each of the above-referenced elements based on competitive industry practices, the cost to the Company versus the benefit provided to the recipient, the impact of accounting and tax rules and other relevant factors. Fundamentally, we target the amounts of each element of our executive compensation program to be, on average, at or near the market median. Actual compensation earned can be above or below the median commensurate with individual and Company performance.

Benchmarking

General

To ensure that our executive compensation program is competitive in the marketplace, we have historically benchmarked ourselves against a comparator group of broad industrial companies, including automotive suppliers. In addition to pay benchmarking, other factors (including our business strategy, talent needs, cost, etc.) are considered in setting target pay and incentive levels. In late 2012, we reviewed a comprehensive analysis of these comparator group companies used by Pay Governance, the Compensation Committee’s independent consultant. In determining our comparator group, we focus on companies participating in the survey with global operations of more than $1 billion in revenue and strive for a consistent group of companies from year to year; however, we delete and replace companies when changes in comparators make them inappropriate. For the 2012 analysis (used in the early 2013 compensation decisions), this broad industrial group consisted of 38 companies identified below (the “2013 Comparator Group”) with median revenues of $14.8 billion, which participated in the Towers Watson 2012 CDB General Industry Executive Compensation Survey Report.

The Compensation Committee targets base salaries, annual incentive awards, long-term incentive awards and total direct compensation of our executives at the median of the comparator group, on average. Actual compensation will vary based on such factors as external business conditions, the Company’s actual financial performance, an executive’s performance, and achievement of specified management objectives. Overall performance may result in actual compensation levels that are more or less than the target. For 2013, the base salaries, targeted annual incentive awards, targeted long-term incentive awards and targeted total direct compensation for our Named Executive Officers were, on average, market competitive with the median level for comparable positions within our 2013 Comparator Group.

In September 2013, in order to refine and refocus the comparator group, the Compensation Committee revised the composition of the Company’s comparator group to be used for compensation decisions in late 2013 and in 2014. By reducing the size of the comparator group and de-linking it from participation in a compensation survey, we can continue to generally use the same group annually without the need to update it solely because a particular company chooses not to participate in the survey. The companies in this new comparator group (the “2014 Comparator Group”) are listed below. The revisions, which reduced the number of peer companies to 21, focused on automotive parts and equipment, industrial machinery, heavy trucks and other durable goods manufacturing companies, generally with the following criteria: (i) annual revenues typically ranging from 0.5 times to 2.0 times the Company’s revenues (with a median near the Company’s revenues); (ii) global companies typically with U.S. headquarters; (iii) minimum market capitalization of $1 billion to avoid companies that may be distressed; and (iv) companies that are considered by independent proxy advisors to be the Company’s proxy peers. 67% of the companies in the 2014 Comparator Group were in the 2013 Comparator Group. To prevent inadvertent swings in comparative data due solely to the revised composition, Pay Governance confirmed that for the CEO and CFO positions, the median compensation levels of the 2014 Comparator Group closely approximated those of the 2013 Comparator Group. The Company will supplement its review of the 2014 Comparator Group with a broader survey of general industrial companies (not individually selected or identified) for benchmarking of executive compensation levels and, as appropriate, compensation design practices.

The companies in the comparator groups for 2013 and 2014 are shown below:

Company	2013	2014	Company	2013	2014
3M Company	✓		Johnson Controls, Inc.	✓	✓
Alcoa	✓		L-3 Communications Holdings Inc.		✓
Ball Corporation	✓		Masco	✓
Boeing	✓		Navistar International	✓	✓
BorgWarner Inc.	✓	✓	Northrop Grumman	✓
Caterpillar	✓		PACCAR Inc.		✓
Corning Inc.	✓		Parker Hannifin	✓	✓
Cummins Inc.	✓	✓	PPG Industries	✓
Dana Holding Corporation	✓	✓	Rockwell Automation	✓
Danaher Corp.	✓		Rockwell Collins	✓
Deere & Company		✓	Schlumberger	✓
Delphi Automotive		✓	SPX Corp.	✓
Dover Corporation		✓	Stanley Black & Decker, Inc.	✓
Eaton Corporation	✓	✓	Tenneco Inc.		✓
Emerson Electric	✓	✓	Terex	✓
Exelis, Inc.	✓		Textron	✓	✓
Federal-Mogul Corporation	✓		Timken Co.	✓
General Dynamics	✓		TRW Automotive Holdings Corp.	✓	✓
Goodrich	✓		United States Steel	✓
Goodyear Tire & Rubber		✓	United Technologies	✓
Honeywell	✓		Visteon Corporation	✓	✓
Illinois Tool Works	✓	✓	Whirlpool	✓	✓
Ingersoll-Rand Plc	✓	✓

Total Compensation Review

The Compensation Committee annually reviews materials setting forth the various components of compensation for our Named Executive Officers. These materials include a specific review of dollar amounts for salary, annual incentive and long-term incentive compensation, and, with respect to our qualified and non-qualified executive retirement plans, outstanding balances and the actual projected payout obligations. These materials also contain potential payment obligations under our executive employment agreements, including an analysis of the resulting impact created by a change in control of the Company. The Compensation Committee reviews total compensation summaries or tally sheets for our executive officers on an annual basis. Tally sheets provide for an overall assessment of our compensation program while ensuring the proper linkage to financial performance and stockholder interests. In addition, although each component is assessed independently, the total complement of the components must work in harmony to achieve a proper balance, which, in turn, helps manage compensation risk.

Role of Management in Setting Compensation Levels

Our human resources executives and staff support the Compensation Committee in its work. These members of management work with the compensation consultant, whose engagement has been approved by the Compensation Committee, and with accountants, legal counsel and other advisors, as necessary, to implement the Compensation Committee’s decisions, to monitor evolving competitive practices and to make compensation recommendations to the Compensation Committee. The Compensation Committee has engaged Pay Governance as its independent compensation consultant, and, for most compensation topics for which the Compensation Committee is responsible, it has directed Pay Governance to work with management to develop recommendations that reflect the Compensation Committee’s objectives for the compensation program. The Compensation Committee has final authority to approve, modify or reject these recommendations and to make its decisions in executive session. Our President and CEO generally does not attend meetings of the Compensation Committee. However, if he does attend, he may provide input with respect to compensation of the executive officers (other than himself) but is otherwise not involved in decisions of the Compensation Committee affecting the compensation of our executive officers. While our Chief Financial Officer, General Counsel, Senior Vice President of Human Resources and other members of our human resources management attend such meetings to provide information, present materials to the Compensation Committee and answer related questions, they are not involved in decisions of the Compensation Committee affecting the compensation of our executive officers. The Compensation Committee typically meets in executive session after each of its regularly scheduled meetings to discuss and make executive compensation decisions.

Discretion of Compensation Committee

The Compensation Committee generally has the discretion to make awards under our incentive plans to our executive officers, including the Named Executive Officers. The Compensation Committee did not exercise discretion in 2013 to increase or reduce the size of any award or to award compensation when a performance goal was not achieved.

Elements of Compensation

The elements of our executive compensation program consist of a base salary, annual incentives, long-term incentives (consisting of equity-based RSUs and Performance Shares), retirement plan benefits, termination/change in control benefits, and certain health, welfare and other benefits. A narrative description of each element of compensation follows.

Base Salary

Base salaries are paid to our executive officers as a foundational element in order to provide a steady stream of current income. Base salary is also used as a measure for other elements of our compensation program. For example, annual incentive targets in 2013 were set as a percentage of base salary. Because the amount of base salary can establish the range of potential compensation for other elements, we take special care in establishing a base salary that is competitive and at a level commensurate with an executive’s experience, performance and job responsibilities.

Base salaries for our executive officers are targeted, on average, around the median level for comparable positions within our comparator group. On an annual basis, we review respective responsibilities, individual performance, the Company’s business performance and base salary levels for senior executives at companies within our comparator group. Base salaries for our executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each officer’s position and considering internal pay equity and their experience relative to industry peers. In this regard, the Compensation Committee also considers the compensation practices and financial performance of companies within the comparator group. Our Compensation Committee uses this data as a factor in determining whether, and the extent to which, it will approve an annual merit salary increase for each of our executive officers. Merit increases in base salary for our senior executives are also determined by the results of the Board’s annual leadership review. At this review, our CEO assesses the performance of our top executives and presents his perspectives to our Board. Our CEO’s base salary and total compensation are reviewed by the Compensation Committee following the annual CEO performance review. Generally in February of each year, the CEO provides to the Compensation Committee his goals and objectives for the upcoming year, and the Compensation Committee evaluates his performance for the prior year against the prior year’s goals and objectives. Based on the 2013 merit review, the annual base salary of Mr. Simoncini was increased by $100,000 effective June 1, 2013 and those of each of our other Named Executive Officers were increased by 3% effective June 1, 2013. The Company had not granted any merit increases to the base salaries of the senior executives since 2011.

2013 Incentive Programs

Pay for Performance

The Company’s annual and long-term incentive award opportunities directly connect executive compensation to Company performance. All of the annual incentive opportunity and the majority (75%) of the long-term incentive opportunity are determined based on specific performance measures that drive achievement of our business strategy while ensuring sharp focus on critical results. RSUs make up the remaining portion (25%) of our 2013 long-term incentive awards and derive their value from our stock price and dividends. In order to drive profitable growth with efficient capital management, we selected four complementary performance measures (which assess earnings, cash flow and capital management over annual or three-year periods) to use in our incentive plans for 2013:

•	Adjusted Operating Income (50% of annual incentive opportunity)

•	Pretax income before equity income, interest, other expense, restructuring costs and other special items.

•	Adjusted Operating Income is a well understood operating metric that can be influenced by all levels of employees of the Company.

•	Provides motivation to maximize earnings from current operations.

•	Free Cash Flow (50% of annual incentive opportunity)

•	Net cash provided by operating activities, less adjusted capital expenditures. Adjusted capital expenditures represent capital expenditures, net of related casualty insurance proceeds.

•	Free Cash Flow is a well understood operating metric that can be influenced by all levels of employees of the Company.

•	Provides motivation to maximize cash flow through earnings and appropriate management of working capital and investments.

•	Adjusted Return on Invested Capital (ROIC) (2/3 of long-term Performance Shares)

•	Based on Adjusted Operating Income and average invested capital for performance increments over the three-year performance period (2013-2015).

•	Focuses on the quality of earnings as measured by return from total capital invested in the business.

•	Provides long-term focus on generating adequate returns balanced by the goal of profitable growth embedded in the annual incentive performance measures.

•	Desired goal generally is to generate returns in excess of the Company’s cost of capital.

•	Cumulative Pre-Tax Income (1/3 of long-term Performance Shares)

•	Cumulative net income for the three-year performance period (2013-2015) before a provision for income taxes.

•	Focuses on earnings generated from products sold, encouraging profitable revenue growth and efficient management of costs over time.

Annual Incentives

Our executive officers participate in the Annual Incentive Plan (AIP). Under the AIP, the Compensation Committee provides annual cash incentive award opportunities for the achievement of financial performance goals considered important to the Company’s future success. Awards, if earned, are typically paid early in the following year based on our performance achieved in the prior fiscal year.

Target Annual Incentive.    Each Named Executive Officer is assigned an annual target opportunity under the AIP expressed as a percentage of such officer’s base salary. An executive’s target annual incentive percentage generally increases as his or her ability to affect the Company’s performance increases. Consequently, as an executive’s responsibilities increase, his variable compensation in the form of an annual incentive, which is dependent on Company performance, generally makes up a larger portion of the executive’s total compensation.

The target opportunity for Mr. Simoncini in 2013 was 125% of base salary. For each of Messrs. Vanneste, Scott, Larkin and Stephens the target opportunity was 80%. The Compensation Committee assessed the competitiveness of the annual incentive targets in late 2012, with the assistance of its independent compensation consultant, and for 2013, the target annual incentive opportunities, on average, approximated the median levels within our industrial comparator group. For 2014, Mr. Simoncini’s target opportunity has been increased to 150% of his base salary, based on a review of market data and the Committee’s desire to continue emphasizing variable, performance-based award opportunities.

Measures.    The award opportunity for 2013 performance was based 50% on the achievement of certain levels of Adjusted Operating Income and 50% on the achievement of certain levels of Free Cash Flow. These measures were used because they are highly visible and important measures of operating performance that are relied upon by investors. At our 2014 Annual Meeting, we are seeking approval of the material terms of the performance goals under the AIP for purposes of Section 162(m) of the Internal Revenue Code (see Proposal No. 5). The target goals of Adjusted Operating Income and Free Cash Flow were set based on the budget/forecast for the period reflecting a level of performance which at the time was anticipated to be challenging, but achievable. The threshold level was set to be reflective of performance at which the Compensation Committee believed a portion of the award opportunity should be earned. The maximum level was set well above the target, requiring significant achievements and reflecting performance at which the Compensation Committee believed a 200% target award was warranted. If threshold, target or maximum Adjusted Operating Income and Free Cash Flow goals were attained in 2013, 50%, 100% or 200% of the target incentive amount for each executive, respectively, would be earned (subject to an overall limit of 250% of base salary under our AIP) as illustrated below:

Level	Adjusted Operating Income (millions)	% applied to 1/2 of Target Opportunity	Free Cash Flow (millions)	% applied to 1/2 of Target Opportunity
Maximum	$969	200%	$375	200%
Target	775	100%	300	100%
Threshold	620	50%	240	50%

Results.    Our 2013 Adjusted Operating Income was $839 million and our Free Cash Flow was $367 million, which resulted in annual incentive awards being earned at 161% of target. Adjusted Operating Income and Free Cash Flow are non-GAAP measures, each of which is defined above in “— 2013 Incentive Programs — Pay for Performance.” The resulting annual incentive amounts earned by our Named Executive Officers were as follows:

2013 Annual Incentives

	Target Opportunity (as % of Base)(1)	Target Amount ($)	Actual Performance (%)	2013 Incentive Amount ($)
Matthew J. Simoncini	125%	$1,500,000	161%	$2,415,000
Jeffrey H. Vanneste	80%	$ 515,000	161%	$ 829,150
Raymond E. Scott	80%	$ 616,352	161%	$ 992,327
Terrence B. Larkin	80%	$ 616,352	161%	$ 992,327
Melvin L. Stephens	80%	$ 486,160	161%	$ 782,718

(1)	The incentive-eligible base salary amounts for the Named Executive Officers were as follows: Mr. Simoncini - $1,200,000; Mr. Vanneste - $643,750; Messrs. Scott and Larkin - $770,440; and Mr. Stephens - $607,700.

Long-Term Incentives

The long-term incentive component of our executive compensation program is designed to provide our senior management with performance-based award opportunities, to drive superior long-term performance and to align the interests of our senior management with those of our stockholders. To achieve these goals, we have adopted a “portfolio” approach that recognizes the strengths and weaknesses that various forms of long-term incentives provide.

Upon the effectiveness of our chapter 11 plan of reorganization, all then-outstanding shares of our common stock were cancelled for no value, as were our prior equity incentive plan and all equity-based awards and performance awards thereunder. Upon emergence from chapter 11 bankruptcy proceedings in November 2009, we established a new equity incentive plan (the LTSIP), which was approved by our key chapter 11 stakeholders and the bankruptcy court. At our 2014 Annual Meeting, we are seeking re-approval by stockholders of the material terms of the performance goals under the LTSIP for purposes of Section 162(m) of the Internal Revenue Code (see Proposal No. 4).

2013 Awards.    On February 7, 2013, the Compensation Committee approved the 2013 long-term incentive program, pursuant to which awards consisting of RSUs and equity-based Performance Shares were granted under the 2009 LTSIP to certain officers and key employees, including to the Named Executive Officers. These awards generally were structured, consistent with market practices and the 2012 grants, such that recipients received 75% of the total target award value in the form of Performance Shares and the remaining 25% in service-based RSUs. The specific amounts of these awards are shown in the “2013 Grants of Plan-Based Awards” table below.

The RSUs vest and are paid in shares of Lear common stock on the third anniversary of the grant date in accordance with the RSU terms and conditions. Payment of each Performance Share award is contingent on the Company attaining certain levels of Adjusted ROIC and Cumulative Pre-Tax Income during the three-year period ending December 31, 2015. Two-thirds of each Performance Share award can be earned based on Adjusted ROIC performance and one-third can be earned based on Cumulative Pre-Tax Income performance. The target levels of Adjusted ROIC and Cumulative Pre-Tax Income performance were set based on the forecast for the period reflecting a level of performance which at the time was anticipated to be challenging, but achievable. The threshold level was set to be reflective of performance at which the Compensation Committee believed a portion of the award opportunity should be earned. The maximum level was set significantly above the target, requiring significant achievements and reflecting performance at which the Compensation Committee believed a 200% target award was warranted. If threshold, target or maximum performance goals are attained upon completion of the three-year performance period, 50%, 100% or 200% of the target amount of Performance Shares, respectively, may be earned. Performance Shares, if earned, are payable in shares of Lear common stock on a one-for-one basis.

Consistent with our objective of attracting and retaining the best available executive talent, the total potential target awards for the Named Executive Officer group were set, on average, to approximate the median long-term incentive level within our comparator group, considering our executives’ business impact, experience and other factors.

Vesting of 2011 Performance Share Awards.    In 2011, Messrs. Simoncini, Scott, Larkin and Stephens received grants of Performance Shares for the 2011-2013 performance period, with terms similar to those of the 2013 and 2012 awards described above. The RSUs that were granted at the same time as the 2011 Performance Shares (and represented 25% of the total equity award value) vested in February 2014.

For the 2011-2013 performance period, the threshold, target and maximum Adjusted ROIC levels were 12.5%, 14.0%, and 15.0%, respectively and the threshold, target and maximum Cumulative Pre-Tax Income levels were $1,531 million, $1,914 million and $2,393 million, respectively. Our actual Adjusted ROIC for 2011-2013 was 14.8%, which resulted in 2/3 of the 2011 Performance Shares being earned at 179% of the target level and our actual Cumulative Pre-Tax Income for 2011-2013 was $1,929 million, which resulted in 1/3 of the 2011 Performance Shares being earned at 103% of target, with the total award being earned at 154% of target. Adjusted ROIC and Cumulative Pre-Tax Income are non-GAAP measures. Adjusted ROIC, in general, consists of Adjusted Operating Income (as defined in “— 2013 Incentive Programs — Annual Incentives” above) after taxes (assuming the highest U.S. Federal corporate income tax rate of 35 percent), excluding certain transactions, divided by average invested capital during the fiscal year. Average invested capital consists of total assets, less accounts payable and drafts and accrued liabilities, and certain other adjustments. Cumulative Pre-Tax Income is Lear’s cumulative net income for the performance period before a provision for income taxes, excluding certain transactions. The resulting share amounts earned by our Named Executive Officers were: 71,280 shares for Mr. Simoncini, 37,037 shares for each of Messrs. Scott and Larkin, and 31,988 shares for Mr. Stephens.

2011-2013 Performance Shares

	Target Shares (#)	Actual Performance (%)	Actual Share Amount (#)
Matthew J. Simoncini	46,286	154%	71,280
Jeffrey H. Vanneste	—	—	—
Raymond E. Scott	24,050	154%	37,037
Terrence B. Larkin	24,050	154%	37,037
Melvin L. Stephens	20,772	154%	31,988

Management Stock Ownership Guidelines

The Compensation Committee has had a long-standing practice of having stock ownership guidelines providing that our executive officers achieve specified stock ownership levels. In 2013, after a review of market practices, the Compensation Committee modified the guidelines to provide for required ownership levels based on a multiple of each executive officer’s base salary. The stock ownership guidelines were intended to create a strong link between our long-term success and the ultimate compensation of our executive officers. Under the new guidelines, unvested awards do not count towards the goal and until an executive meets the goal, he or she must hold 50% of the net shares acquired upon the vesting of equity awards after the date of adoption of the new guidelines. The stock ownership levels which must be achieved by our executive officers are as follows:

Position	Required Share Ownership Level (multiple of base salary)
Chief Executive Officer	6X
Executive Vice Presidents	3X
Senior Vice Presidents	3X
Other Executive Officers	1.5X

Share ownership targets for executives reaching age 60 are reduced by 10% annually through age 65. Our stock ownership guidelines are reviewed periodically to ensure ongoing market competitiveness and reasonableness.

Equity Award Policy

We do not time the grant of equity awards in coordination with the release of material non-public information. Our equity awards are generally approved and effective on the dates of our regularly scheduled Compensation Committee meetings. The Compensation Committee has approved and formalized our equity award policy. It provides that the effective grant date of equity awards must be either the date of Compensation Committee or other committee approval or some future date specifically identified in such approval. If such awards are granted, the exercise price of stock options and grant price of Stock Appreciation Rights shall be the closing market price of our common stock on the grant date. The Compensation Committee must approve all awards to our executive officers. An aggregate award pool to non-executive officers may be approved by the Compensation Committee and allocated to individuals by a committee consisting of the CEO and the Chairman of the Compensation Committee. The policy also allows the Compensation Committee to delegate to the CEO the ability to grant equity awards to non-executive officer employees who are newly hired or promoted or deemed to be deserving of special retention or recognition awards. Such awards are generally to be on the Company’s standard RSU or Performance Share terms and conditions.

Retirement Plan Benefits

Our Named Executive Officers participate in our retirement savings plan, qualified pension plan, pension equalization plan and supplemental savings plan, as eligible. The general terms of these plans and formulas for calculating benefits thereunder are summarized following the 2013 Summary Compensation Table, 2013 Pension Benefits table and 2013 Nonqualified Deferred Compensation table, respectively, in “Executive Compensation.” These benefits provide rewards for long-term service to the Company and an income source in an executive’s post-employment years. We maintain a Pension Savings Plan component under the defined contribution retirement plan (and a corresponding non-qualified benefit component), which we established on January 1, 2007 following our election to freeze our salaried defined benefit pension plan and related programs for all participants.

Salaried Retirement Restoration Program Amendment.    In 2012, the Compensation Committee approved an amendment and restatement of the Lear Corporation Salaried Retirement Restoration Program (formerly known as the PSP Excess Plan). The amendment renamed the plan to its current name and, for participants whose deferrals and/or Company matching contributions are limited by the Internal Revenue Code under the qualified 401(k) plan, reinstated, effective January 1, 2013, non-qualified elective deferrals of salary and annual incentive award/bonus and associated Company matching contributions into the plan.

Career Shares.    Beginning in 2012, and again in 2013, the Compensation Committee approved the award of “Career Shares” to certain executives, including each of the Named Executive Officers. The Career Shares are awards of RSUs that vest on the third anniversary of the grant date, but whose underlying shares are not generally distributed until after retirement. This delayed distribution feature is a key component of the award, which is intended to both enhance retention and reward long periods of service to the Company. Accordingly, all Career Shares (vested and unvested) are forfeited by the executive upon a voluntary termination by the executive prior to the qualifying retirement date (i.e., the date that the executive reaches age 62 or completes ten years of service on or after age 55) or for violating non-competition and non-solicitation covenants prior to distribution of the shares. If the executive has a qualifying retirement or is terminated without “cause” or resigns for “good reason,” in each case within 24 months of the vesting date, the RSUs will continue to vest as originally scheduled. See “Executive Compensation — 2013 Grants of Plan-Based Awards — Career Shares” for more information regarding the vesting and distribution of Career Shares.

The Career Share awards were designed to attract, retain and reward executives who provide long periods of service to the Company. The amounts of the Career Share awards in 2013 were as follows: Mr. Simoncini, 6,309 RSUs; Mr. Vanneste, 2,271 RSUs; Mr. Scott, 2,523 RSUs; Mr. Larkin, 2,523 RSUs; and Mr. Stephens, 1,514 RSUs. The amount of each executive’s Career Share award in 2013 was determined as an increment toward the projected goal of making the Company’s executive retirement benefits more competitive over time. In conducting its ongoing analysis of the Company’s total executive compensation components, the Compensation Committee’s consultant, Pay Governance, had indicated that the Company’s executive retirement benefits generally lagged behind those of executives at the Company’s comparator group companies. This finding previously had been verified by consultants retained by the Company management to assist in recommending a program to the Compensation Committee and its consultant to address the shortfall. The Compensation Committee will consider annually, in its discretion, whether and to whom to award Career Shares for that year.

Employment Agreements/Termination/Change in Control Benefits

As described in detail and quantified in “Executive Compensation — Potential Payments Upon Termination or Change in Control,” our Named Executive Officers receive certain benefits under their employment agreements upon their termination by the Company without “cause” or upon their resignation for “good reason,” including such terminations following a change in control of the Company. They also receive, as do all employees who hold equity awards under the amended LTSIP (described below), accelerated vesting of equity awards if their employment is terminated without cause or for good reason in connection with a change in control of the Company. These benefits are intended to ensure that members of senior management are not influenced by their personal situations and are able to be objective in evaluating a potential change in control transaction. In addition, the benefits associated with “double-trigger” vesting of equity awards protect employees in the event of a change in control and ensure an orderly transition of leadership. The Compensation Committee regularly reviews termination and change in control benefits and continues to believe that the severance benefits in connection with certain terminations of employment constitute reasonable levels of protection for our executives. As part of this review, in September 2013, the Compensation Committee amended the LTSIP to provide for double-trigger vesting of future equity awards (that are not assumed or replaced by the successor company) upon a change in control of the Company (replacing the provision that had provided for single-trigger vesting). The Company’s senior executives, including the named executive officers, also agreed to amend their outstanding equity awards to provide that the double trigger provision also would apply to such outstanding equity awards.

In September 2013, the Company also entered into new employment agreements with Messrs. Scott, Larkin and Stephens (and other applicable executives), removing the provisions providing for change in control excise tax gross-up payments. There are currently no employment agreements with any of the Company’s executive officers containing an excise tax gross-up provision.

Health, Welfare and Certain Other Benefits

To remain competitive in the market for a high-caliber management team, the Company has traditionally provided its executive officers, including our CEO, with health, welfare and other fringe benefits. Beginning in 2012, the Company no longer provides a perquisite allowance for Named Executive Officers. In addition, personal use of our corporate aircraft has been eliminated except with respect to our CEO in very limited circumstances, with approval of the Chairman of the Board or Chairman of the Compensation Committee. The Company does not provide tax gross-up payments for the imputed income associated with personal use of corporate aircraft. In 2013, there was no personal use of corporate aircraft.

Chief Executive Officer Compensation

In connection with the CEO transition, on August 9, 2011, the Company and Mr. Simoncini entered into an Amended and Restated Employment Agreement, effective September 1, 2011. Pursuant to his employment agreement, Mr. Simoncini initially received an annual base salary of $1,100,000, which was later supplemented with the incorporation of the perquisite allowance into base salary. In order to reward his contributions to the Company and to place his compensation near the market median, Mr. Simoncini’s base salary was increased to $1,290,000 (with an incentive-eligible salary of $1,200,000), effective June 1, 2013. His employment agreement provides for severance benefits equal to two times his base salary and target annual incentive amount upon his termination by the Company without “cause” or upon his resignation for “good reason” and restrictive covenants relating to non-competition, confidential information and non-solicitation of the Company’s employees and customers. Mr. Simoncini’s agreement does not provide for change in control excise tax gross-up payments. Mr. Simoncini is eligible for awards under the Company’s annual and long-term incentive plans and to participate in the Company’s other benefit plans and programs, in effect from time to time. His target annual incentive compensation for 2013 was equal to 125% of his base salary as of December 31, 2013, and has been raised to 150% for 2014 based on his strong leadership of the Company and market median compensation levels.

Our CEO has traditionally received a lower percentage of his total compensation in the form of fixed amounts like base salary relative to our other executives in order to link more closely his compensation to the performance of the Company. Additionally, our CEO’s required stock ownership level has been and continues to be greater than that of our other executives under our stock ownership guidelines.

Base salaries for our executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each officer’s position. In this regard, the Compensation Committee also considers the compensation practices and financial performance of companies within the comparator group. Our Compensation Committee uses this data as a factor in determining whether, and the extent to which, it will approve an annual merit salary increase for each of our executive officers. Our CEO’s base salary and total compensation are reviewed by the Compensation Committee following the annual CEO performance review. Generally in February of each year, the CEO provides to the Compensation Committee his goals and objectives for the upcoming year, and the Compensation Committee evaluates his performance for the prior year against the prior year’s goals and objectives.

Clawback Policy

Effective as of February 7, 2013, the Company adopted a formal clawback policy (the “Clawback Policy”) that applies to all incentive based cash and equity compensation awards granted on or after the effective date (“Incentive Compensation”) to any current or former executive officer of the Company (collectively, the “Covered Recipients”). In the event that the Company is required by applicable U.S. federal securities laws to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under such securities laws where such accounting restatement was caused or substantially caused by the intentional misconduct of the Covered Recipient, the Company will recover from such Covered Recipient who received Incentive Compensation during the three-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, the amount, if any, in excess of what would have been paid to the Covered Recipient under the accounting restatement.

The Clawback Policy is administered by the Compensation Committee, which has the sole discretion in making all determinations under the Clawback Policy. The Clawback Policy will be interpreted and administered

(and, as necessary, amended to be) consistent with the applicable requirements of Section 10D of the Exchange Act, as added by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and any official guidance issued thereunder.

Hedging/Pledging Policy

Effective as of February 7, 2013, the Company adopted a formal policy prohibiting officers and directors from (i) entering into hedging or monetization transactions involving our Company stock and (ii) holding our Company stock in a margin account or pledging our Company stock as collateral for a loan. Exceptions to the pledging prohibition may be granted by the Company’s General Counsel upon two weeks’ advance notice if the person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

Tax Treatment of Executive Compensation

One of the factors the Compensation Committee considers when determining compensation is the anticipated tax treatment to the Company and to the executives of the various payments and benefits. Section 162(m) of the Internal Revenue Code disallows the deduction of non-performance based compensation in excess of $1,000,000 paid to the CEO (or an individual acting in such a capacity), and the three next highest compensated officers other than the Chief Financial Officer (or an individual acting in such a capacity) appearing in the 2013 Summary Compensation Table. The Compensation Committee generally considers this limit when determining compensation; however, there are instances in which the Compensation Committee has concluded, and may conclude in the future, that it is appropriate to exceed the limitation on deductibility under Section 162(m) to ensure that executive officers are compensated in a manner that it believes to be consistent with the Company’s best interests and those of its stockholders. For example, in 2013 the Compensation Committee chose to increase Mr. Simoncini’s salary to $1,290,000, thereby making a total of $290,000 of it non-deductible to the Company. In making this decision, the Compensation Committee weighed the cost of this non-deductible compensation against the benefit of awarding competitive compensation to our CEO.

The Company has taken actions to both amend its plans and to operate its plans in compliance with the requirements of Internal Revenue Code Section 409A. Under Section 409A, amounts deferred by or on behalf of an executive officer under a nonqualified deferred compensation plan (such as the Pension Equalization Program or Lear Corporation Salaried Retirement Restoration Program (formerly known as the PSP Excess Plan)) may be included in gross income when deferred and subject to a 20% additional federal tax plus additional interest, unless the plan complies with certain requirements related to the timing of deferral election and distribution decisions. We administer the Pension Equalization Program, Lear Corporation Salaried Retirement Restoration Program, and other applicable plans and awards consistent with Section 409A requirements.

Impact of Accounting Treatment

We have generally considered the accounting treatment of various forms of awards in determining the components of our overall compensation program. We have generally sought to grant stock-settled equity awards to executives, which receive fixed accounting treatment, as opposed to cash-settled equity awards, which receive variable accounting treatment. We intend to continue to evaluate these factors in the future.

EXECUTIVE COMPENSATION

The following table shows information concerning the annual compensation for services to the Company and its subsidiaries in all capacities of the CEO, Chief Financial Officer and the other Named Executive Officers during the last completed fiscal year. The footnotes accompanying the 2013 Summary Compensation Table generally explain amounts reported for 2013, unless otherwise noted. In accordance with SEC rules, 2011 compensation is not presented for Mr. Vanneste because he was not a Named Executive Officer in that year.

2013 SUMMARY COMPENSATION TABLE

Name and Principal Position(a)	Year(b)	Salary(c)	Bonus (d)	Stock Awards(1)(e)		Option Awards(f)	Non-Equity Incentive Plan Compensation(2)(g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)(h)	All Other Compensation(4)(i)	Total Compensation(5)(j)
Matthew J. Simoncini,	2013	$1,245,208	$—	$6,859,832		$—	$2,415,000	$ 0	$ 282,328	$ 10,802,368
President and Chief Executive Officer	2012	$1,182,500	$—	$6,329,938		$—	$2,379,970	$ 40,093	$ 208,073	$ 10,140,574
	2011	$813,333	$—	$3,130,731		$—	$1,562,601	$ 80,404	$ 194,830	$ 5,781,899

Jeffrey H. Vanneste,	2013	$683,633	$—	$1,867,397		$—	$ 829,150	$ 0	$ 150,082	$ 3,530,262
Senior Vice President and Chief Financial Officer	2012	$531,901	$175,000	$2,647,434	(6)	$—	$ 464,000	$ 84,553	$ 65,933	$ 3,968,821

Raymond E. Scott,	2013	$818,172	$—	$2,219,401		$—	$ 992,327	$ 0	$ 179,179	$ 4,209,079
Executive Vice President and President, Seating	2012	$804,100	$—	$2,219,494		$—	$1,659,285	$148,326	$ 143,660	$ 4,974,865
	2011	$682,864	$—	$1,781,747		$—	$1,232,775	$286,679	$ 172,631	$ 4,156,696

Terrence B. Larkin	2013	$818,172	$—	$2,219,401		$—	$ 992,327	$ —	$ 161,497	$ 4,191,397
Executive Vice President, Business Development, General Counsel and Corporate Secretary	2012	$804,100	$—	$2,219,494		$—	$1,659,285	$ —	$ 146,012	$ 4,828,891
	2011	$682,864	$—	$1,781,747		$—	$1,232,775	$ —	$ 157,354	$ 3,854,740

Melvin L. Stephens,	2013	$645,349	$—	$1,712,929		$—	$782,718	$0	$127,609	$3,268,605
Senior Vice President, Communications, Facilities and Investor Relations	2012	$634,250	$—	$1,712,925		$—	$1,386,726	$ 31,330	$ 121,744	$ 3,886,975
	2011	$583,333	$—	$1,538,928		$—	$1,055,352	$ 62,099	$ 157,784	$ 3,397,496

(1)	The amounts reported in this column for each officer reflect the aggregate grant date fair value of Career Share RSUs, RSUs and Performance Shares under the LTSIP granted in the year determined in accordance with ASC 718, which grant date fair values are shown by award type below. There can be no assurance that these values will ever be realized. See Note 10, “Stock-Based Compensation,” to the consolidated financial statements included in our 2013 Annual Report on Form 10-K for the assumptions made in determining these values. The maximum potential value of the 2013 Performance Share awards as of the grant date is also shown below, based on the grant date value of our common stock. The amount reported in this column for Mr. Vanneste also includes the one-time RSU grants in connection with his commencement of employment, as more fully described in Note 6 below.

Name	RSU Career Share Grant Date Value	2013-2015 RSU Grant Date Value	Performance Shares Grant Date Value	Total Grant Date Value	Performance Shares at Maximum Value
Matthew J. Simoncini	$499,925	$1,589,964	$4,769,943	$6,859,832	$9,539,937
Jeffrey H. Vanneste	$179,954	$421,848	$1,265,595	$1,867,397	$2,531,240
Raymond E. Scott	$199,923	$504,857	$1,514,621	$2,219,401	$3,029,344
Terrence B. Larkin	$199,923	$504,857	$1,514,621	$2,219,401	$3,029,344
Melvin L. Stephens	$119,969	$398,240	$1,194,720	$1,712,929	$2,389,439

(2)	Amounts in column (g) for 2013 represent the amounts earned under the AIP.

(3)	Represents the aggregate change in actuarial present value of the Named Executive Officer’s accumulated benefit under all defined benefit and actuarial pension plans (including supplemental plans). Due to the increase in interest rates (used in the actuarial assumptions) from the prior year, the amounts under column (h) are negative for 2013, and as such are included in the table as $0 in accordance with SEC rules. These amounts are $(46,680) for Mr. Simoncini, $(96,831) for Mr. Vanneste, $(189,223) for Mr. Scott and $(30,549) for Mr. Stephens. Mr. Larkin is not a participant in the Company’s defined benefit pension plans (including supplemental plans). Effective December 31, 2006, we elected to freeze our tax-qualified U.S. salaried defined benefit pension plan and the related non-qualified benefit plans. In conjunction with this, we established a new defined contribution retirement plan (the Pension Savings Plan) for our salaried employees effective January 1, 2007 and began making qualified and non-qualified contributions under the plan beginning in 2007, which contributions for 2013 are described in note 4 below.

(4)	The amount shown in column (i) includes for each Named Executive Officer:

•

matching contributions allocated by the Company to each of the Named Executive Officers pursuant to the Retirement Savings Plan, Company contributions under the Pension Savings Plan (described below) and contributions to the Lear Corporation Salaried Retirement Restoration Program as follows:

Name	Salaried Retirement Restoration Program Contribution	Retirement Savings Plan Qualified Matching Contribution	Retirement Savings Plan Nonqualified Matching Contribution	Pension Savings Plan Qualified Contribution
Matthew J. Simoncini	$203,959	$11,475	$44,559	$19,539
Jeffrey H. Vanneste	$93,726	$10,705	$20,059	$22,796
Raymond E. Scott	$117,441	$10,705	$26,113	$22,796
Terrence B. Larkin	$100,664	$11,475	$25,343	$19,539
Melvin L. Stephens	$74,553	$11,475	$17,566	$19,539

•	imputed income with respect to life insurance coverage in the following amounts: Mr. Simoncini, $1,932; Mr. Vanneste, $1,932; Mr. Scott, $1,260; Mr. Larkin, $3,612; and Mr. Stephens, $3,612.

•	life insurance premiums paid by the Company, including $864 in premiums for each of Messrs. Simoncini, Vanneste, Scott, Larkin and Stephens.

(5)	For each Named Executive Officer, the percentage of total compensation in 2013 disclosed in column (j) that was attributable to base salary was as follows: Mr. Simoncini, 11.5%; Mr. Vanneste, 19.4%; Mr. Scott, 19.4%; Mr. Larkin, 19.5%; and Mr. Stephens, 19.7%. For each Named Executive Officer, the percentage of total compensation in 2013 disclosed in column (j) that was attributable to the annual incentive award was as follows: Mr. Simoncini, 22.4%; Mr. Vanneste, 23.5%; Mr. Scott, 23.6%; Mr. Larkin, 23.7%; and Mr. Stephens, 23.9%.

(6)	In consideration of incentive compensation that was forfeited by Mr. Vanneste upon his resignation from International Automotive Components Group North America, LLC, Mr. Vanneste was awarded two supplemental grants of RSUs when he commenced employment with the Company as follows: (i) an RSU award with a grant date value of approximately $500,000, vesting on April 15, 2014; and (ii) an RSU award with a grant date value of approximately $300,000, vesting in two equal tranches on April 15, 2014 and April 15, 2015.

Employment Agreements

We have entered into employment agreements with each of our Named Executive Officers, including amended and restated employment agreements with Messrs. Scott, Larkin and Stephens which became effective as of September 11, 2013 and eliminated their entitlement to the reimbursement of excise taxes under Section 4999 of the Internal Revenue Code, ensuring that none of our Named Executive Officers would be entitled to any excise tax gross-up benefits for change in control payments. Each employment agreement specifies the annual base salary for the executive, which may be increased at the discretion of the Compensation Committee. In addition, the employment agreements specify that the executives are eligible for an annual incentive compensation bonus and participation in the Company’s long-term incentive plan. Under the terms of the employment agreements, each Named Executive Officer is also eligible to participate in the welfare, retirement and other benefit plans, practices, policies and programs, as may be in effect from time to time, for senior executives of the Company generally. Under the employment agreements, if the Company reduces an executive’s base salary, adversely changes the manner of computing an executive’s incentive compensation opportunity, defers payment of his compensation, or eliminates or substantially modifies his benefits, the executive would have a basis to invoke his rights under the agreement for termination for good reason.

Each executive who enters into an employment agreement has agreed to comply with certain confidentiality covenants both during employment and after termination. Each executive also agreed to comply with certain non-competition and non-solicitation covenants during his employment and for two years after the date of termination unless he is terminated by us for “cause” or if he terminates employment for other than “good reason,” in which case he agrees to comply with such covenants for one year after the date of termination. Upon any transfer of all or substantially all of our assets to a successor entity, we will require the successor entity expressly to assume performance of each executive’s employment agreement. For a description of the severance provisions of the employment agreements, see “— Potential Payments upon Termination or Change in Control.”

Lear Corporation Salaried Retirement Program

The Lear Corporation Salaried Retirement Program (“Retirement Program”) is comprised of two components: (i) the Retirement Savings Plan and (ii) the Pension Savings Plan. We established the Retirement Savings Plan pursuant to Section 401(k) of the Internal Revenue Code for eligible employees who have completed one month of service. Under the Retirement Savings Plan, each eligible employee may elect to contribute, on a pre-tax basis, a portion of his eligible compensation in each year. Prior to 2011, the Retirement Savings Plan generally provided for a Company matching contribution of 25% or 50% of an employee’s contribution up to a maximum of 5% of an employee’s eligible compensation, depending on years of service. Effective beginning in 2011, the Company provides a matching contribution of 100% of an employee’s contribution up to the first 3% of the employee’s eligible compensation, plus 50% of an employee’s contribution up to the next 3% of the employee’s eligible compensation, regardless of service. In addition, the Retirement Savings Plan allows for discretionary Company matching contributions. Company matching contributions are initially invested in accordance with the Participant’s deferral contributions and can be transferred by the participant to other funds under the Retirement Savings Plan at any time. Company matching contributions generally become vested under the Retirement Savings Plan at a rate of 20% for each full year of service.

Effective January 1, 2007, we established the Pension Savings Plan as a component of the Retirement Program. Under the Pension Savings Plan, we make contributions to each eligible employee’s Pension Savings Plan account based on the employee’s “points,” which are the sum total of the employee’s age and years of service as of January 1 of the plan year. Based on an employee’s points, we contribute: (i) from 3% to 8% of eligible compensation up to the Social Security Taxable Wage Base and (ii) from 4.5% to 12% of eligible compensation over the Social Security Taxable Wage Base. For the 2007 through 2011 plan years, we made additional contributions on behalf of employees who had at least 70 points as of January 1 and who were eligible employees on December 31, 2006 as follows: (1) from 3.5% to 4% of eligible compensation up to the Social Security Taxable Wage Base and (2) from 5.25% to 5.7% of eligible compensation over the Social Security Taxable Wage Base. All Pension Savings Plan contributions are generally determined as of the last day of each month (or, for years ending before January 1, 2009, semi-annually), provided, generally, that the employee is actively employed on such date, and are allocated monthly. Contributions generally become vested under the Pension Savings Plan at a rate of 20% for each full year of service.

2013 GRANTS OF PLAN-BASED AWARDS

The following table discloses the grants of plan-based awards to our Named Executive Officers in 2013.

	Type of Award	Grant Date (b)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (i)(#)	Grant Date Fair Value of Stock and Option Awards (2)(l)
Name(a)			Threshold(c)	Target(d)	Maximum(e)	Threshold(f)(#)	Target(g)(#)	Maximum(h)(#)
Matthew J. Simoncini	Annual Incentive Award		$750,000	$1,500,000	$3,000,000
	Performance Share Award(3)	2/7/2013				46,975	93,952	187,905		$4,769,943
	RSU Award(4)	2/7/2013							31,317	$1,589,964
	RSU Award (Career Shares)(5)	11/13/2013							6,309	$499,925
Jeffrey H. Vanneste	Annual Incentive Award		$257,500	$515,000	$1,030,000
	Performance Share Award(3)	2/7/2013				12,463	24,928	49,857		$1,265,595
	RSU Award(4)	2/7/2013							8,309	$421,848
	RSU Award (Career Shares)(5)	11/13/2013							2,271	$179,954
Raymond E. Scott	Annual Incentive Award		$308,176	$616,352	$1,232,704
	Performance Share Award(3)	2/7/2013				14,916	29,833	59,668		$1,514,621
	RSU Award(4)	2/7/2013							9,944	$504,857
	RSU Award (Career Shares)(5)	11/13/2013							2,523	$199,923
Terrence B. Larkin	Annual Incentive Award		$308,176	$616,352	$1,232,704
	Performance Share Award(3)	2/7/2013				14,916	29,833	59,668		$1,514,621
	RSU Award(4)	2/7/2013							9,944	$504,857
	RSU Award (Career Shares)(5)	11/13/2013							2,523	$199,923
Melvin L. Stephens	Annual Incentive Award		$243,080	$486,160	$972,320
	Performance Share Award(3)	2/7/2013				11,766	23,532	47,064		$1,194,720
	RSU Award(4)	2/7/2013							7,844	$398,240
	RSU Award (Career Shares)(5)	11/13/2013							1,514	$119,969

(1)	For the Annual Incentive Award, the threshold, target and maximum amounts represent 50%, 100% and 200%, respectively, of the total bonus opportunity for each Named Executive Officer. If actual performance falls between threshold and maximum, the award would be calculated using linear interpolation. For the Annual Incentive Award, the target bonus opportunity for the Named Executive Officers was also based on a percentage of base salary, which is 125% for Mr. Simoncini and 80% for Messrs. Vanneste, Scott, Larkin and Stephens.

(2)	See Note 10, “Stock-Based Compensation,” to the Company’s consolidated financial statements included in our 2013 Annual Report on Form 10-K for the assumptions made in determining values.

(3)	Payment of each Performance Share award is contingent on the Company attaining certain levels of Adjusted ROIC and Cumulative Pre-Tax Income performance in the 2013-2015 performance period. Two-thirds of each Performance Share award can be earned based on Adjusted ROIC performance and one-third can be earned based on Cumulative Pre-Tax Income performance. If threshold, target or maximum performance goals are attained in the performance period, 50%, 100% or 200% of the target amount, respectively, may be earned. If actual performance falls between threshold and maximum, the award would be calculated using linear interpolation.

(4)	The RSUs vest and are paid in shares of Lear common stock on the third anniversary of the grant date.

(5)	See “— Career Shares” below for an explanation regarding the vesting and distribution of the Career Shares.

Annual Incentives

A summary description of the Company’s AIP is set forth above under the heading “Compensation Discussion and Analysis — Elements of Compensation — Annual Incentives.”

Performance Shares

The Performance Share awards were granted pursuant to the LTSIP. Payment of each Performance Share award is contingent on the Company attaining certain levels of Adjusted ROIC and Cumulative Pre-Tax Income in the 2013-2015 performance period. Two-thirds of each Performance Share award can be earned based on Adjusted ROIC performance and one-third can be earned based on Cumulative Pre-Tax Income performance. If threshold, target or maximum performance goals are attained in a performance period, 50%, 100% or 200% of the target amount, respectively, may be earned. If actual performance falls between threshold and maximum, the award would be calculated using linear interpolation.

Dividend equivalents are credited with respect to Performance Shares at the same time as dividends are paid on the Company’s common stock; however, the dollar amount of these dividend equivalents is not paid unless and until the performance goals are met with respect to the underlying Performance Shares.

Restricted Stock Units

The RSU awards were granted pursuant to the LTSIP. A summary description of the LTSIP is set forth above under the heading “Compensation Discussion and Analysis — Elements of Compensation — Long-Term Incentives.”

The RSUs vest and settle in shares of common stock on the third anniversary of the grant date during the executive’s continuing employment. If the executive’s employment terminates for any reason other than for “cause” or a voluntary termination by the executive for other than “good reason,” vesting of the RSUs will accelerate as of the termination date. In addition, if the executive retires after reaching age 55 with 10 years of service, he will receive an additional 24 months of vesting of the RSUs. Upon a change in control, all unvested RSUs will vest in their entirety.

Dividend equivalents are accrued with respect to RSUs at the same time as dividends are paid on the Company’s common stock. However, the dollar amount of these dividend equivalents is not paid unless and until the underlying RSUs vest and are paid.

Career Shares

As described above in “Compensation Discussion and Analysis — Retirement Plan Benefits — Career Shares,” the Company granted “Career Shares” to certain executives in 2013, including each of the Named Executive Officers. The Career Shares are awards of RSUs that vest on the third anniversary of the grant date, but whose underlying shares are not generally distributed until after retirement, as identified below. This delayed distribution feature is a key component of the award, which is intended to both enhance retention and reward long periods of service to the Company. Accordingly, all RSUs (vested and unvested) are forfeited by the executive upon a voluntary termination by the executive prior to the qualifying retirement date (i.e., the date that the executive reaches age 62 or completes ten years of service on or after age 55) or for violating non-competition and non-solicitation covenants prior to distribution of the shares. If the executive has a qualifying retirement or is terminated without “cause” or resigns for “good reason,” in each case within 24 months of the vesting date, the RSUs will continue to vest as originally scheduled.

In general, the underlying shares of common stock for the vested Career Share RSUs are not distributed until the later of (i) age 62 or (ii) the vesting date. If the executive terminates due to a qualifying retirement, the underlying shares of common stock for the vested RSUs are not distributed until the earlier of (i) age 62 (or such later vesting date) or (ii) three years after the executive’s qualifying retirement. If the executive has reached age 55 and completed 10 years of service and the executive is terminated without “cause” or resigns for “good reason,” the underlying shares of common stock for the vested RSUs are not distributed until the earlier of (i) age 62 (or such later vesting date) or (ii) three years after the executive’s termination of employment.

Unvested RSUs become vested and the underlying shares are immediately distributed (along with those for vested RSUs) upon the executive’s (i) death, (ii) disability or (iii) involuntary or “good reason” termination of employment within 24 months following a change in control. The Career Share RSUs do not automatically vest nor are the underlying shares distributed upon a change in control unless the successor company does not assume the awards.

2013 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows outstanding equity awards as of December 31, 2013, for each Named Executive Officer.

	Stock Awards
Name(a)	Number of Shares or Units of Stock That Have Not Vested (#)(1)(g)	Market Value of Shares or Units of Stock That Have Not Vested(2)(h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)(3)(i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested (3)(j)
Matthew J. Simoncini	97,711	$8,011,755	381,592	$31,278,826
Jeffrey H. Vanneste	41,079	$3,365,470	104,835	$8,584,759
Raymond E. Scott	36,615	$3,004,927	126,763	$10,390,625
Terrence B. Larkin	36,615	$3,004,927	126,763	$10,390,625
Melvin L. Stephens	28,072	$2,304,937	99,987	$8,195,826

(1)	The figures in column (g) represent RSU awards granted under the LTSIP. For Mr. Simoncini 15,428 RSUs vested on February 16, 2014, 32,281 RSUs vest on February 9, 2015, 31,317 RSUs vest on February 7, 2016 and 12,376 Career Shares vest on November 14, 2015 and 6,309 Career Shares vest on November 13, 2016 and are subject to later payment as discussed above. For Mr. Vanneste, 14,118 RSUs vest on April 15, 2014, 9,163 RSUs vest on March 15, 2015, 3,258 RSUs vest on April 15, 2015, 8,309 RSUs vest on February 7, 2016 and 3,960 Career Shares vest on November 14, 2015 and 2,271 Career Shares vest on November 13, 2016 and are subject to later payment as discussed above. For Messrs. Scott, and Larkin, 8,016 RSUs vested on February 16, 2014, 11,182 on February 9, 2015, 9,944 RSUs vest on February 7, 2016 and 4,950 Career Shares vest on November 14, 2015 and 2,523 Career Shares vest on November 13, 2016 and are subject to later payment as discussed above. For Mr. Stephens, 6,924 RSUs vested on February 16, 2014, 8,820 RSUs vest on February 9, 2015, 7,844 RSUs vest on February 7, 2016 and 2,970 Career Shares vest on November 14, 2015 and 1,514 Career Shares vest on November 13, 2016 and are subject to later payment as discussed above.

(2)	The total values in column (h) equal the total number of RSUs held by each Named Executive Officer multiplied by the market price of Company common stock at the close of the last trading day in 2013, which was $80.97 per share, plus the following accrued dividend equivalents and interest at the prime rate (which are paid if and when the underlying RSUs vest and are paid):

	2011 RSU Dividend Equivalents	2012 RSU Dividend Equivalents	2013 RSU Dividend Equivalents	2012 Career Shares Dividend Equivalents	2013 Career Shares Dividend Equivalents	Total Dividend Equivalents
Matthew J. Simoncini	$25,987	$41,149	$21,571	$10,315	$1,073	$100,095
Jeffrey H. Vanneste	$—	$29,893	$5,723	$3,301	$386	$39,303
Raymond E. Scott	$14,552	$14,254	$6,849	$4,126	$429	$40,210
Terrence B. Larkin	$14,552	$14,254	$6,849	$4,126	$429	$40,210
Melvin L. Stephens	$12,569	$11,243	$5,403	$2,475	$257	$31,947

(3)	The total amounts and values in columns (i) and (j) equal the total number of Performance Shares, at the maximum level, held by each Named Executive Officer multiplied by the market price of Company common stock at the close of the last trading day in 2013, which was $80.97 per share. These amounts exclude the Performance Shares for the 2011-2013 performance period that vested based on performance through December 31, 2013 and are reported in the “2013 Option Exercises and Stock Vested” table. In calculating the number of Performance Shares and their value, we are required by SEC rules to compare our performance through 2013 under the Performance Share grant against the threshold, target and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. For example, if performance through the previous year exceeded target, even by only a modest amount, and even if it is unlikely that we will achieve the results that would dictate the payment of the maximum amount, we are required by SEC rules to report the maximum potential payouts. For the first year of the 2013-2015 performance period and through the second year of the 2012-2014 performance period, we exceeded target levels of Adjusted ROIC and Cumulative Pre-Tax Income (on a combined, pro-rated basis) and have accordingly reported the Performance Shares at the maximum award level. Amounts also include the following accrued dividend equivalents at the maximum level (which are not paid unless the performance goals are met with respect to the underlying Performance Shares):

	2012 Performance Share Dividend Equivalents (2012-2014 Awards)	2013 Performance Share Dividend Equivalents (2013-2015 Awards)	Total Dividend Equivalents
Matthew J. Simoncini	$246,893	$129,429	$376,322
Jeffrey H. Vanneste	$61,927	$34,342	$96,269
Raymond E. Scott	$85,526	$41,099	$126,625
Terrence B. Larkin	$85,526	$41,099	$126,625
Melvin L. Stephens	$67,461	$32,418	$99,879

2013 OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information regarding stock-based awards that vested during 2013 for our Named Executive Officers. No options are outstanding and none were exercised in 2013.

	Stock Awards
Name(a)	Number of Shares Acquired on Vesting (#)(d)(1)	Value Realized on Vesting (e)(1)(2)
Matthew J. Simoncini	81,748	$5,982,752
Jeffrey H. Vanneste	—	$—
Raymond E. Scott	47,505	$3,393,915
Terrence B. Larkin	47,505	$3,393,915
Melvin L. Stephens	40,984	$2,928,748

(1)	Consists of RSU awards that vested on February 12, 2013 and performance shares that vested based on performance during the 3-year period ended December 31, 2013, in the following amounts:

	2010 RSU Shares Acquired on Vesting	2010 RSU Value Realized on Vesting	2011 Performance Shares Acquired on Vesting (2011-2013 Awards)	2011 Performance Share Value Realized on Vesting (2011-2013 Awards)	Total RSU and Performance Share Value
Matthew J. Simoncini	10,468	$570,087	71,280	$5,254,762	$5,824,849
Jeffrey H. Vanneste	—	$—	—	$—	$—
Raymond E. Scott	10,468	$570,087	37,037	$2,730,368	$3,300,455
Terrence B. Larkin	10,468	$570,087	37,037	$2,730,368	$3,300,455
Melvin L. Stephens	8,996	$489,922	31,988	$2,358,155	$2,848,077

(2)	Includes dividend equivalent payments, including interest, in the following amounts:

	2010 RSU Dividend Equivalents	2011 Performance Share Dividend Equivalents (2011-2013 Awards)	Total Dividend Equivalent Payments
Matthew J. Simoncini	$11,448	$146,455	$157,903
Jeffrey H. Vanneste	$—	$—	$—
Raymond E. Scott	$11,448	$82,012	$93,460
Terrence B. Larkin	$11,448	$82,012	$93,460
Melvin L. Stephens	$9,838	$70,833	$80,671

2013 PENSION BENEFITS

Name(a)	Plan name(s)(b)	Number of Years Credited Service (#)(c)	Present Value of Accumulated Benefit(1)(d)	Payments During Last Fiscal Year(e)
Matthew J. Simoncini(2)	Pension Plan (tax-qualified plan)	7.7	$148,429	$—
	Pension Equalization Program	7.7	$73,486	$—
	Salaried Retirement Restoration Program	7.7	$82,127	$—
Jeffrey H. Vanneste(2)(3)	Pension Plan (tax-qualified plan)	15.3	$320,127	$—
	Pension Equalization Program	15.3	$67,503	$—
	Salaried Retirement Restoration Program	15.3	$290,713	$—
Raymond E. Scott	Pension Plan (tax-qualified plan)	18.4	$290,079	$—
	Pension Equalization Program	18.4	$411,594	$—
	Salaried Retirement Restoration Program	18.4	$266,891	$—
Terrence B. Larkin(4)	N/A
Melvin L. Stephens	Pension Plan (tax-qualified plan)	5.0	$120,842	$—
	Pension Equalization Program	5.0	$31,943	$—
	Salaried Retirement Restoration Program	5.0	$128,267	$—

(1)	Present values determined using a December 31, 2013 measurement date and reflect benefits accrued based on service and pay earned through such date. Figures for the tax-qualified pension plan are determined based on post-commencement valuation mortality (2014 IRS Applicable Mortality Table for Code Section 417(e)), commencement of benefits at age 65 and an assumed discount rate of 5.00% as of the measurement date. Figures for the Pension Equalization Plan and the Salaried Retirement Restoration Program (collectively, the “SERP”) are determined based on the 2014 IRS Applicable Mortality Table for Code Section 417(e), commencement of benefits at the later of age 60 and full vesting and an assumed discount rate of 3.95% as of the measurement date. The assumed future SERP present value conversion rate for those not yet in payment is 3.80%.

(2)	Messrs. Simoncini and Vanneste were not fully vested in the Pension Equalization Program or the Salaried Retirement Restoration Program Pension benefits as of December 31, 2013. These figures are shown for illustrative purposes and assume full vesting.

(3)	Mr. Vanneste was credited with prior service for his past affiliation with the Company in accordance with plan provisions.

(4)	Mr. Larkin is not a participant in the Pension Plan, Pension Equalization Program or Salaried Retirement Restoration Program pension make-up account ( “Pension Make-Up Account”).

Qualified Pension Plan

The Named Executive Officers (as well as other eligible employees), other than Mr. Larkin, participate in the Lear Corporation Pension Plan, which was frozen with respect to any new benefits as of December 31, 2006. The Pension Plan is intended to be a qualified pension plan under the Internal Revenue Code, and its benefits are integrated with Social Security benefits. In general, an eligible employee became a participant on the July 1st or January 1st after completing one year of service (as defined in the plan). Benefits were funded by employer contributions that were determined under accepted actuarial principles and the Internal Revenue Code. The Company may make contributions in excess of any minimum funding requirements when the Company believes it is financially advantageous to do so and based on its other capital requirements and other considerations.

The Pension Plan contains multiple benefit formulas. Under the principal formula, which applies to all applicable Named Executive Officers, pension benefits are based on a participant’s “final average earnings,” which is the average of the participant’s compensation for the five calendar years in the last 10 years of employment in which the participant had his highest earnings. Compensation is generally defined under the plan to mean (i) all cash compensation reported for federal income tax purposes other than long-term incentive bonuses, and (ii) any elective contributions that are not includable in gross income under Internal Revenue Code Section 125 or 401(k). A participant’s annual retirement benefit, payable as a life annuity at age 65, equals the greater of:

•

(a) 1.10% times final average annual earnings times years of credited service before 1997 (to a maximum of 35 years), plus (b) 1.00% times final average annual earnings times years of credited service after 1996 (with a maximum of 35 years reduced by years of credited service before 1997), plus (c) 0.65% times final average annual earnings in excess of covered compensation (as defined in I.R.S. Notice 89-70) times years of credited service (with a maximum of 35 years); and

•	$360.00 times years of credited service.

Any employee who on December 31, 1996 was an active participant and age 50 or older earned benefits under the 1.10% formula for years of credited service through 2001.

Credited service under the Pension Plan includes all years of pension service under the Lear Siegler Seating Corp. Pension Plan, and a participant’s retirement benefit under the Pension Plan is reduced by his benefit under the Lear Siegler Seating Corp. Pension Plan. The benefits under the Pension Plan become vested once the participant accrues five years of vesting service under the plan. Service performed after December 31, 2006 will continue to count towards vesting credit even though no additional benefits will accrue under the plan after that date.

Pension Equalization Program

The Pension Equalization Program, which was frozen as to any new benefits as of December 31, 2006, provides benefits in addition to the Pension Plan. The Pension Plan is subject to rules in the Internal Revenue Code that restrict the level of retirement income that can be provided to, and the amount of compensation that can be considered for, highly paid executives under the Pension Plan. The Pension Equalization Program is intended to supplement the benefits under the Pension Plan for certain highly paid executives whose Pension Plan benefits are limited by those Internal Revenue Code limits. A participant’s Pension Equalization Program benefit equals the difference between the executive’s actual vested accrued Pension Plan benefit and the Pension Plan benefit the executive would have accrued under the Company’s formula if the Internal Revenue Code limits on considered cash compensation and total benefits did not apply. Highly compensated executives and other employees whose compensation exceeds the Internal Revenue Code limits for at least three years are eligible to participate in the Pension Equalization Program. Each of the Named Executive Officers other than Mr. Larkin participated in the Pension Equalization Program. The benefits under the Pension Equalization Program become vested once the participant has either (i) attained age 55 and has 10 years of vesting service, attained age 65, or becomes eligible for disability retirement under the Pension Plan, or (ii) attained 20 years of vesting service. Vesting service will continue to accrue after December 31, 2006.

On December 18, 2007, the Pension Equalization Program was amended to provide for its termination and the wind down of the Company’s obligations pursuant thereto. All distributions will be completed within five years after the last participant vests or turns age 60, whichever is later. For an active participant who is eligible to receive benefits, amounts that would otherwise be payable will be used to fund a third party annuity or other investment vehicle. In such event, the participant will not receive any cash payments until the participant retires or otherwise terminates employment with the Company.

Lear Corporation Salaried Retirement Restoration Program

We have established the Lear Corporation Salaried Retirement Restoration Program, which was previously named the Lear Corporation PSP Excess Plan and before that, the Lear Corporation Executive Supplemental

Savings Plan. Effective as of November 8, 2008, the Company amended the Salaried Retirement Restoration Program to effectively terminate certain portions of the plan. This amendment (i) terminated future elective deferrals of salary and bonus as well as Company matching contributions, (ii) voided deferral elections made in 2007 with respect to bonuses payable in 2009, and (iii) provided for the distribution of participants’ balances of all elective and Company matching contributions in a lump sum. Participants with balances of less than $50,000 received a distribution in January 2009. Each participant with a balance exceeding $50,000 received a distribution in January 2009 if he or she agreed to a 10% reduction in the amount to which such participant would otherwise be entitled, and if a participant chose not to agree to the reduction, such participant received a distribution of the unreduced amount in January 2010.

The Salaried Retirement Restoration Program has both defined benefit and defined contribution elements. The defined benefit element has been quantified and described in the 2013 Pension Benefits table and in the narrative below. The 2013 Nonqualified Deferred Compensation table below identifies the defined contribution components of the Salaried Retirement Restoration Program.

On November 14, 2012, the Compensation Committee approved an amendment and restatement of the Lear Corporation Salaried Retirement Restoration Program. The amendment renamed the plan to its current name and, for eligible participants, reinstated, effective January 1, 2013, non-qualified elective deferrals of salary and annual incentive award/bonus and associated Company matching contributions into the plan.

Defined Benefit Element

The Salaried Retirement Restoration Program (through a Pension Make-up Account) provides retirement benefits that would have been accrued through December 31, 2006 under the Pension Plan and/or the Pension Equalization Program if the participant had not elected to defer compensation under the Salaried Retirement Restoration Program or the Management Stock Purchase Plan (which was subsequently discontinued). Participants become vested in the benefits under the Pension Make-up Account that are based on Pension Plan benefits (which are attributable to compensation up to the Internal Revenue Code compensation limits) after three years of vesting service. Participants do not vest in amounts that would have otherwise accrued under the Pension Equalization Program (which are benefits based on compensation in excess of the Internal Revenue Code compensation limits) until they meet the vesting requirements of the Pension Equalization Program, as described above. On December 18, 2007, the Pension Make-up Account portion of the Salaried Retirement Restoration Program was also amended to provide for its termination and wind down in the same manner as the Pension Equalization Program described above.

Defined Contribution Element

In 2013, the defined contribution component of the Salaried Retirement Restoration Program generally provided a defined contribution benefit of an amount that the participant would have received under the Pension Savings Plan but could not due to Internal Revenue Code limits applicable to the Pension Savings Plan as well as the opportunity to make deferrals of salary and bonus, and to receive Company matching contributions above Internal Revenue Code limits. Participants generally become vested in excess Pension Savings Plan and Company matching contributions under the Salaried Retirement Restoration Program after three years of vesting service. Distributions of the excess Pension Savings Plan contributions, deferral contributions, and Company matching contributions are made in a lump sum in the calendar year following the year of the participant’s termination of employment. Plan earnings under the excess Pension Savings Plan contributions, deferral contributions, and Company matching contributions are generally tied to rates of return on investments available under the qualified Retirement Program generally, as directed by plan participants.

2013 NONQUALIFIED DEFERRED COMPENSATION

Name(a)	Executive Contributions in Last FY(b)	Company Contributions in Last FY(1)(c)	Aggregate Earnings in Last FY(d)	Aggregate Withdrawals/ Distributions(e)	Aggregate Balance at Last FYE(f)
Matthew J. Simoncini	$74,713	$248,518	$155,323	$—	$1,202,150
Jeffrey H. Vanneste	$41,018	$113,785	$18,125	$—	$214,924
Raymond E. Scott	$49,090	$143,554	$159,346	$—	$1,010,519
Terrence B. Larkin	$49,090	$126,007	$135,636	$—	$810,075
Melvin L. Stephens	$38,721	$92,118	$83,892	$—	$613,214

(1)	Amounts are included in column (i) of the 2013 Summary Compensation Table.

Salaried Retirement Restoration Program

The defined contribution element of the Salaried Retirement Restoration Program is described in the narrative accompanying the 2013 Pension Benefits table above and is quantified in the 2013 Nonqualified Deferred Compensation table.

Potential Payments Upon Termination or Change in Control

The table below shows estimates of the compensation payable to each of our Named Executive Officers upon his termination of employment with the Company. The amount each executive will actually receive depends on the circumstances surrounding his termination of employment. The amount payable is shown for each of six categories of termination triggers. All amounts are calculated as if the executive terminated effective December 31, 2013. Values of accelerated equity awards are based on the closing price of our common stock on December 31, 2013, which was $80.97. The actual amounts due to any one of the Named Executive Officers on his termination of employment can only be determined at the time of his termination. There can be no assurance that a termination or change in control would produce the same or similar results as those described below if it occurs on any other date or at any other stock price, or if any assumption is not, in fact, correct.

Accrued amounts (other than the pension vesting enhancement as noted below) under the Company’s pension and deferred compensation plans are not included in this table. For these amounts, see the 2013 Pension Benefits table above and the 2013 Nonqualified Deferred Compensation table above.

Named Executive Officer	Cash Severance(1)	Pension Vesting Enhancement (Present Value)(2)	Continuation of Medical/Welfare Benefits (Present Value)(3)	Accelerated Vesting or Payout of Equity Awards(4)	Total Termination Benefits
Matthew J. Simoncini
• Involuntary Termination (or for Good Reason) With Change in Control	$5,580,000	$—	$23,202	$23,648,587	$29,251,789
• Involuntary Termination (or for Good Reason)	$5,580,000	$—	$23,202	$15,367,033	$20,970,235
• Retirement(5)	N/A	N/A	N/A	N/A	N/A
• Voluntary Termination (or for Cause)	$—	$—	$—	$—	$—
• Disability	$—	$—	$—	$15,878,946	$15,878,946
• Death	$—	$155,613	$—	$15,878,946	$16,034,559
Jeffrey H. Vanneste
• Involuntary Termination (or for Good Reason) With Change in Control	$2,414,062	$—	$23,202	$7,657,807	$10,095,071
• Involuntary Termination (or for Good Reason)	$2,414,062	$—	$23,202	$5,364,202	$7,801,466
• Retirement(5)	N/A	N/A	N/A	N/A	N/A
• Voluntary Termination (or for Cause)	$—	$—	$—	$—	$—
• Disability	$—	$—	$—	$5,548,471	$5,548,471
• Death	$—	$355,781	$—	$5,548,471	$5,904,252
Raymond E. Scott
• Involuntary Termination (or for Good Reason) With Change in Control	$2,889,150	$—	$21,909	$8,200,119	$11,111,178
• Involuntary Termination (or for Good Reason)	$2,889,150	$—	$21,909	$5,451,550	$8,362,609
• Retirement(5)	N/A	N/A	N/A	N/A	N/A
• Voluntary Termination (or for Cause)	$—	$—	$—	$—	$—
• Disability	$—	$—	$—	$5,656,266	$5,656,266
• Death	$—	$—	$—	$5,656,266	$5,656,266
Terrence B. Larkin
• Involuntary Termination (or for Good Reason) With Change in Control	$2,889,150	$—	$26,434	$8,200,119	$11,115,703
• Involuntary Termination (or for Good Reason)	$2,889,150	$—	$26,434	$5,451,550	$8,367,134
• Retirement(5)	N/A	N/A	N/A	N/A	N/A
• Voluntary Termination (or for Cause)	$—	$—	$—	$—	$—
• Disability	$—	$—	$—	$5,656,266	$5,656,266
• Death	$—	$—	$—	$5,656,266	$5,656,266
Melvin L. Stephens
• Involuntary Termination (or for Good Reason) With Change in Control	$2,278,874	$—	$26,434	$6,402,809	$8,708,117
• Involuntary Termination (or for Good Reason)	$2,278,874	$—	$26,434	$4,273,421	$6,578,729
• Retirement(5)	$—	$—	$—	$3,632,889	$3,632,889
• Voluntary Termination (or for Cause)	$—	$—	$—	$—	$—
• Disability	$—	$—	$—	$4,396,267	$4,396,267
• Death	$—	$—	$—	$4,396,267	$4,396,267

(1)	Cash severance (in an amount equal to two times base salary plus target annual incentive bonus amount) is paid in a lump sum to each Named Executive Officer on the date that is six months after the date of termination (other than Mr. Vanneste who receives cash severance in installments over 24 months), consistent with the requirements of Section 409A of the Internal Revenue Code. In addition to the amounts shown in the table, the executive would receive any accrued salary, bonus and all other amounts to which he is entitled under the terms of any compensation or benefit plans of the Company upon termination for any reason, and would receive a pro-rated bonus based on actual performance in the event of termination without “cause” or for “good reason.”

(2)	Messrs. Scott and Stephens are fully vested in their pension benefits, and, as such, there would be no additional enhancement with respect to death benefits for them. Since Messrs. Simoncini and Vanneste are not fully vested in their pension benefits, there would be a vesting enhancement upon death. Mr. Larkin is not a participant in the Pension Plan and therefore is not eligible for such death benefit.

(3)	Consists of continuation of health insurance, life insurance premium and imputed income amounts.

(4)	Represents accelerated vesting of RSUs and accelerated payout of Performance Shares (at target level) and any associated dividend equivalents with interest. Unvested Career Shares become vested and the underlying shares are immediately distributed (along with those for vested Career Shares) upon the executive’s (i) death, (ii) disability or (iii) involuntary or “good reason” termination of employment within 24 months following a change in control. Payments under any of the plans of the Company that are determined to be deferred compensation subject to Section 409A of the Internal Revenue Code are delayed by six months to the extent required by such provision. Accelerated portions of the RSUs and performance shares are valued based on the December 31, 2013 closing price of the Company’s common stock.

(5)	As of December 31, 2013, only Mr. Stephens was retirement-eligible and, therefore, he qualifies for accelerated vesting of certain incentive awards upon retirement. The Company does not provide for enhanced early retirement benefits under its pension programs.

Payments and benefits to a Named Executive Officer upon termination or a change in control of the Company are determined according to the terms of his employment agreement and equity or incentive awards and the Company’s compensation and incentive plans. The severance benefit payments set forth in the table and discussed below are generally available to our executive officers, including the Named Executive Officers, who currently have employment agreements with the Company. The amounts due to an executive upon his termination of employment depend largely on the circumstances of his termination, as described below.

Change in Control

The employment agreements do not provide benefits solely upon a change in control. In 2013, the Company amended the LTSIP to provide for double-trigger vesting of awards granted on or after September 11, 2013, as described below. The LTSIP, as amended on September 11, 2013, provides for accelerated vesting or payout of awards granted on or after September 11, 2013 immediately upon a “change in control” (as defined in the LTSIP) only if the successor company does not agree to assume or replace such existing awards with an equivalent award upon the change in control. Otherwise, awards granted on or after September 11, 2013 will only receive accelerated vesting if a change in control occurs and the executive is terminated by the Company without “cause” (as defined in the LTSIP) or resigns for “good reason” (as defined in the executive’s employment agreement, if applicable) within 24 months of such change in control. For awards granted under the LTSIP prior to September 11, 2013 (“Grandfathered Awards”), such awards will vest immediately upon a change in control, regardless of whether the executive has experienced a termination of employment, unless the executive had consented to the treatment of an award as a non-Grandfathered Award.

Each of the Named Executive Officers has consented to the treatment of all outstanding awards under the LTSIP as non-Grandfathered Awards. Thus, upon a change in control, without termination, the Named Executive Officers would not automatically receive accelerated vesting on any awards under the LTSIP.

Payments Made Upon Involuntary Termination (or for “Good Reason”) with a Change in Control

If a change in control occurs and the Named Executive Officer is terminated by the Company without “cause” (as defined in the LTSIP) or resigns for “good reason” (as defined in the Named Executive Officer’s employment agreement) within 24 months of such change in control, the Named Executive Officer will receive accelerated vesting with respect to outstanding and unvested equity awards, as disclosed in the table above.

Following the Company’s entry into amended and restated employment agreements with Messrs. Scott, Larkin and Stephens as of September 11, 2013, none of our Named Executive Officers is a party to an employment agreement containing a provision which would reimburse the executive for any excise taxes he becomes subject to under Section 4999 of the Internal Revenue Code upon a change in control. Instead, the employment agreements for each of our Named Executive Officers contains a provision that reduces their change in control benefits below the level at which an excise tax is triggered, but only if the reduction results in greater after-tax proceeds to the executive.

Payments Made Upon Involuntary Termination (or for “Good Reason”)

Upon termination of employment by the executive for “good reason” (as defined in the employment agreements) or by the Company other than for “cause” or “incapacity” (each as defined in the employment agreement), the executive will receive base salary (at the higher of the rate in effect upon termination or the rate in effect 90 days prior to termination) through the date of termination, plus all other amounts owed under any compensation or benefit plans, including a bonus pro-rated for the portion of the performance period occurring prior to the date of termination. If the executive executes a release relating to his employment, he will also receive a lump sum payment equal to two (2) times the sum of his annual base salary rate and annual target bonus amount, each as in effect as of the termination date. In the event of an involuntary termination for any reason other than cause, or by the executive for good reason, all unvested RSUs (other than Career Shares) become vested in their entirety upon termination and a pro rata amount of Performance Shares may be earned through the termination date if actual performance during the performance period meets the pre-established performance requirements. In addition, executives would receive all dividend equivalents with interest associated with the accelerated RSUs and any Performance Shares earned at the time of vesting.

Payments Made Upon Retirement

The employment agreements do not distinguish between retirement and voluntary termination for other reasons, but under the LTSIP, an executive who retires with 10 or more years of service and who is age 55 or older when he terminates is entitled to additional vesting credit for RSU awards. The executive will be entitled to receive the shares underlying the RSUs that would have vested if the date of termination had been 24 months later than it actually occurred. A pro rata amount of Performance Shares may be earned through the retirement date if actual performance during the performance period meets the pre-established performance requirements. In addition, executives would receive all dividend equivalents with interest associated with the accelerated RSUs and any Performance Shares earned at the time of vesting.

Payments Made Upon Voluntary Termination (or for “Cause”)

An executive who voluntarily resigns or whose employment is terminated by the Company for “cause” (as defined in the employment agreement) will receive unpaid salary and benefits, if any, he has accrued through the effective date of his termination. If an executive terminates voluntarily and has not completed 10 or more years of service and has not attained age 55 or older, he will be entitled to receive all of the shares underlying his vested RSUs and associated dividend equivalents with interest, but all unvested RSUs and Performance Shares and any associated dividend equivalents with interest will be forfeited. If an executive is terminated for cause, he will forfeit all RSUs and Performance Shares along with any associated dividend equivalents with interest.

Payments Made Upon Termination for Disability

Following termination of the executive’s employment for disability, the executive will receive all base salary and other accrued amounts then payable through the date of termination. He will also receive compensation payable under the Company’s disability and medical plans. In the event of the executive’s termination for disability, all unvested RSUs become vested in their entirety upon termination and a pro rata amount of Performance Shares may be earned through the termination date if actual performance during the performance period meets the pre-established performance requirements. In addition, executives would receive all dividend equivalents with interest associated with the accelerated RSUs and any Performance Shares earned at the time of vesting.

Treatment of Career Shares

All Career Shares (vested and unvested) are forfeited by the executive upon a voluntary termination by the executive prior to the qualifying retirement date (i.e., the date that the executive reaches age 62 or completes ten years of service on or after age 55) or for violating non-competition and non-solicitation covenants prior to distribution of the shares. If the executive has a qualifying retirement or is terminated without “cause” or resigns for “good reason,” in each case within 24 months of the vesting date, the Career Shares will continue to vest as originally scheduled.

In general, the underlying shares of common stock for the vested Career Shares are not distributed until the later of (i) age 62 or (ii) the vesting date. If the executive terminates due to a qualifying retirement, the underlying shares of common stock for the vested Career Shares are not distributed until the earlier of (i) age 62 (or such later vesting date) or (ii) three years after the executive’s qualifying retirement. If the executive has reached age 55 and completed 10 years of service and the executive is terminated without “cause” or resigns for “good reason,” the underlying shares of common stock for the vested Career Shares are not distributed until the earlier of (i) age 62 (or such later vesting date) or (ii) three years after the executive’s termination of employment.

Unvested Career Shares become vested and the underlying shares are immediately distributed (along with those for vested Career Shares) upon the executive’s (i) death, (ii) disability or (iii) involuntary or “good reason” termination of employment within 24 months following a change in control. The Career Shares do not automatically vest nor are the underlying shares distributed upon a change in control unless the successor company does not assume or replace the awards with awards of equivalent terms and value.

Payments Made Upon Death

Following the death of the executive, we will pay to his estate or designated beneficiary a pro rata portion of any bonus earned prior to the date of death. In the event of the executive’s death, all unvested RSUs become vested in their entirety and a pro rata amount of Performance Shares may be earned through the date of death if actual performance during the performance period meets the pre-established performance requirements. In addition, the estate or designated beneficiary would receive all dividend equivalents with interest associated with the accelerated RSUs and any Performance Shares earned at the time of vesting.

Conditions and Obligations of the Executive

Each executive who has entered into an employment agreement with the Company is obligated to:

•	comply with confidentiality, non-competition and non-solicitation covenants during employment;

•

comply with non-competition and non-solicitation covenants for one year after the date of termination (extended to two years in the case of termination upon disability, termination by the Company without “cause” or by the executive for “good reason”);

•

in order to receive severance payments due under the employment agreement, sign a general release relating to his employment (applies only in the case of termination by the Company without “cause” or by the executive for “good reason”);

•	return data and materials relating to the business of the Company in his possession;

•	make himself reasonably available to the Company to respond to periodic requests for information regarding the Company or his employment; and

•	cooperate with litigation matters or investigations as the Company deems necessary.

Compensation and Risk

We have conducted a risk assessment of our employee compensation policies and practices, including our executive compensation programs and metrics. The risk assessment was conducted by senior leaders of the Company, including representatives from finance, legal and human resources, and included a review of the employee compensation structures and pay administration practices. The Compensation Committee and its independent compensation consultant reviewed and discussed the findings of the assessment and concluded that our employee compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incent executives or other employees to take unnecessary or excessive risks. As a result, we believe that risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. In reaching these conclusions, we considered the attributes of all of our programs, including:

•	The appropriate compensation mix between fixed (base salary) and variable (annual and long-term incentive) pay opportunities;

•	A review of market data and competitive practices for elements of executive compensation;

•	Performance measures that are tied to key Company short and long-term performance metrics;

•	The alignment of annual and long-term award objectives to ensure that both types of awards encourage consistent behaviors and sustainable performance results; and

•	A balanced mix of four performance measures for incentive awards that encourage value creation, retention and stock price appreciation.

We also reviewed our compensation programs for certain design features that may have the potential to encourage excessive risk-taking, including: over-weighting towards annual incentives, highly leveraged payout curves, unreasonable performance thresholds and steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds. We concluded that our compensation programs do not include such elements.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

The following persons served on our Compensation Committee during all of 2013: Messrs. Mallett, Runkle, Smith and Wallace. No member of the Compensation Committee was, during the fiscal year ended December 31, 2013, an officer, former officer or employee of the Company or any of our subsidiaries. None of our executive officers served as a member of:

•	the compensation committee of another entity in which one of the executive officers of such entity served on our Compensation Committee;

•	the board of directors of another entity, one of whose executive officers served on our Compensation Committee; or

•	the compensation committee of another entity in which one of the executive officers of such entity served as a member of our Board.

COMPENSATION COMMITTEE REPORT

The information contained in this Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C other than as set forth in Item 407 of Regulation S-K, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information contained in this Report be treated as soliciting material, nor shall such information be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2013.

This Report is submitted by Messrs. Mallett, Runkle, Smith and Wallace, being all of the current members of the Compensation Committee.

Conrad L. Mallett, Jr., Chairman

Donald L. Runkle

Gregory C. Smith

Henry D.G. Wallace

AUDIT COMMITTEE REPORT

The information contained in this Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C, other than as set forth in Item 407 of Regulation S-K, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information contained in this Report be treated as soliciting material, nor shall such information be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

The Audit Committee of the Board is responsible for evaluating audit performance, appointing, compensating, retaining and overseeing the work of our independent registered public accounting firm and evaluating policies and procedures relating to internal accounting functions and controls. The Audit Committee is currently comprised of Messrs. Smith, Capo and Foster and Ms. Ligocki, each a non-employee director, and operates under a written charter which was last amended by our Board in February 2013. A copy of the current charter is available on our website1 or in printed form upon request. Our Board has determined that all of the members of the Audit Committee are independent as defined in the listing standards of the NYSE and under Rule 10A-3 of the Exchange Act and that all such members are financially literate. Our Board also has determined that all members of the Audit Committee are audit committee financial experts as defined in Item 407(D) of Regulation S-K under the Exchange Act and have accounting or related financial management expertise.

The Audit Committee members are neither professional accountants nor auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters. Our management has the primary responsibility for the financial statements and reporting process, including our systems of

[1]	http://files.shareholder.com/downloads/LEA/2950985911x0x273910/9dd028e6-4ab9-4052-82b4-1978cd23fbb3/audit.pdf internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as the report of management, for the year ended December 31, 2013, regarding the Company’s internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act.

The Audit Committee discussed with the Company’s internal auditors and Ernst & Young LLP, the Company’s independent registered public accounting firm, the overall scope and plans of their respective audits. The Audit Committee meets with the Company’s internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their procedures, their evaluations of the Company’s internal control, including internal control over financial reporting, and the overall quality of the Company’s financial reporting.

The Audit Committee reviewed with Ernst & Young LLP, its judgments as to the quality, not just the acceptability, of the Company’s accounting policies and such other matters as are required to be discussed with the Audit Committee by the Standards of the Public Company Oversight Board (United States) (PCAOB), including PCAOB Auditing Standard No. 16, Communications With Audit Committees, the rules of the SEC, and other applicable regulations. The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence and has discussed with Ernst & Young LLP its independence from the Company. The Audit Committee has considered whether the provision of non-audit services to the Company is compatible with maintaining the independence of Ernst & Young LLP.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on February 10, 2014.

This Report is submitted by Messrs. Smith, Capo and Foster and Ms. Ligocki, being all of the members of the Audit Committee.

Gregory C. Smith, Chairman

Thomas P. Capo

Jonathan F. Foster

Kathleen A. Ligocki

FEES OF INDEPENDENT ACCOUNTANTS

In addition to retaining Ernst & Young LLP to audit our consolidated financial statements for 2013, we retained Ernst &Young LLP, as well as other accounting firms, to provide tax and other advisory services in 2013. We understand the need for Ernst & Young LLP to maintain objectivity and independence in its audit of our consolidated financial statements. It is also the Audit Committee’s goal that the fees that the Company pays to Ernst & Young LLP for permitted non-audit services in any year should not exceed the audit and audit-related fees paid to Ernst & Young LLP in such year, a goal which the Company achieved in 2013 and 2012.

In order to assure that the provision of audit and permitted non-audit services provided by Ernst & Young LLP, our independent registered public accounting firm, does not impair its independence, the Audit Committee is required to pre-approve the audit and permitted non-audit services to be performed by Ernst & Young LLP, other than de minimis services that satisfy the requirements pertaining to de minimis exceptions for non-audit services described in Section 10A of the Exchange Act. The Audit Committee also has adopted policies and procedures for pre-approving all audit and permitted non-audit work performed by Ernst & Young LLP. Any pre-approval must set forth in detail the particular service or category of services approved and is generally subject to a specific cost limit. All of the fees for audit, audit-related, tax and other services performed by Ernst & Young LLP were pre-approved by the Audit Committee in accordance with the pre-approval policies and procedures described in this paragraph.

The Audit Committee has adopted policies regarding our ability to hire employees, former employees and certain relatives of employees of the Company’s independent registered public accounting firm.

During 2013 and 2012, we retained Ernst & Young LLP to provide services in the following categories and amounts:

	2013	2012
Audit fees(1)	$8,175,000	$8,066,000
Audit-related fees(2)	509,000	745,000
Tax fees(3)	1,261,000	1,847,000
All other fees(4)	—	1,196,000

(1)	Audit fees in 2013 and 2012 include services related to the annual audit of our consolidated financial statements, the audit of our internal controls over financial reporting, the reviews of our Quarterly Reports on Form 10-Q, international statutory audits and other services that are normally provided by the independent accountants in connection with our regulatory filings.

(2)	Audit-related fees in 2013 and 2012 include services related to the audits of employee benefit plans, as well as agreed-upon procedures related to certain due diligence services.

(3)	Tax fees include services related to tax compliance, tax advice and tax planning.

(4)	All other fees in 2012 include services for assistance with insurance claims primarily related to the fire at our Quakenbrueck, Germany location. There were no other fees billed by Ernst & Young LLP for any other services.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have established a written policy that has been broadly disseminated within the Company regarding commercial transactions with related parties. This policy assists us in identifying, reviewing, monitoring and, as necessary, approving commercial transactions with related parties. The policy requires that any transaction, or series of transactions, with related parties in excess of $500,000, whether undertaken in or outside the ordinary course of our business, be presented to the Audit Committee for approval.

We have implemented various procedures to ensure compliance with the related party transaction policy. For example, the Company’s standard purchasing terms and conditions require vendors to advise us upon any such vendor becoming aware of certain directors, employees or stockholders of the vendor being affiliated with a director or officer (or immediate family member of either) of the Company or its subsidiaries. This requirement applies if such person is involved in the vendor’s relationship with the Company or if such person receives any direct or indirect compensation or benefit based on that relationship. Company policy prohibits our employees from simultaneously working for any customer or vendor of the Company. In addition, the policy prohibits our directors, officers and employees from participating in, or seeking to influence, decisions regarding the selection of a vendor or supplier if such person (or any member of his or her family living in the same household) has any personal or financial interest or investment in such vendor or supplier, subject to certain limited exceptions, and advises directors, officers and employees to report any violation of this policy to our legal department immediately upon becoming aware thereof.

Each year, we circulate conflict of interest questionnaires to all our directors, members of senior management, purchasing personnel and certain other employees. Based on the results of these questionnaires, the legal department reports all known transactions or relationships with related parties to, among others, our Chief Accounting Officer. Payments to vendors identified as related party vendors in North America are processed through a centralized payables system. At least twice per year, the list of related parties is updated by directors, members of senior management and certain other employees.

At least twice per year, the Chief Accounting Officer reports to the Vice President of Internal Audit on related party relationships, including those with customers, as well as the amount of business performed between the Company and each related party during the preceding six months, year-to-date and for the preceding fiscal year. At least annually, the Vice President of Internal Audit prepares an audit plan for reviewing significant transactions with related parties and reports such audit plan and the results to the Audit Committee. The Audit Committee also receives a summary of all significant transactions with related parties at least annually.

In connection with any required Audit Committee approval, a member of our senior management must represent to the Audit Committee that the related party at issue has been held to the same standards as unaffiliated third parties. Audit Committee members having (or having an immediate family member that has) a direct or indirect interest in the transaction must recuse themselves from consideration of the transaction.

The Chief Accounting Officer, General Counsel and Vice President of Internal Audit meet at least twice per year to confirm the adequate monitoring and reporting of related party transactions. The Chief Accounting Officer then reports on such monitoring and disclosure at least annually to the Audit Committee, which in turn reports to the Board regarding its review and approval of related party transactions.

With respect to the employment of related parties, we have adopted a written policy that has been broadly disseminated within the Company regarding the employment of immediate family members of our directors and executive officers. The policy does not prohibit such employment, but rather requires the identification, monitoring and review of such employment relationships by our human resources department and the Compensation Committee of the Board. The policy provides that all employment decisions should be made in accordance with the Company’s standard policies and procedures and that directors and officers must not seek to improperly influence any employment decisions regarding their immediate family members.

Pursuant to this policy, we have adopted procedures which assist us in identifying and reviewing such employment relationships. Our directors and executive officers are required to notify the senior human resources executive upon becoming aware that an immediate family member is seeking employment with the Company or any of its subsidiaries. In addition, each year, our directors and executive officers provide the Company with the names of their immediate family members who are employed by the Company. All employment decisions regarding these family members, including, but not limited to, changes in compensation and job title, are reviewed prior to the action and compiled in a report to assure related parties are held to the same employment standards as non-affiliated employees or parties. Senior management reports annually to the Board with respect to related persons employed by the Company.

During 2013, these procedures resulted in the review by the Compensation Committee of the employment relationship set forth below under “— Certain Transactions.”

In addition, our Code of Business Conduct and Ethics prohibits activities that conflict with, or have the appearance of conflicting with, the best interests of the Company and its stockholders. Such conflicts of interest may arise when an employee, or a member of the employee’s family, receives improper personal benefits as a result of such individual’s position in the Company. Also, another written policy prohibits any employee from having any involvement in employment and compensation decisions regarding any of his or her family members that are employed by the Company.

Certain Transactions

Mark Mueller, a Principal Engineer for the Company, is a brother-in-law of Raymond E. Scott, the Company’s Executive Vice President and President, Seating. In 2013, the Company paid Mr. Mueller approximately $143,000, which included a bonus payment and other standard benefit arrangements. The compensation paid to Mr. Mueller was approved in accordance with the Company’s standard compensation practices for similarly situated employees.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

(PROPOSAL NO. 2)

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014. A proposal will be presented at the Annual Meeting to ratify this appointment. Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. If the stockholders fail to ratify such selection, another independent registered public accounting firm will be considered by our Audit Committee, but the Audit Committee may nonetheless choose to engage Ernst & Young LLP. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We have been advised that a representative of Ernst & Young LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and, if such person chooses to do so, make a statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF

THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2014.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE PROPOSAL UNLESS

STOCKHOLDERS SPECIFY A CONTRARY VOTE.

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION SET FORTH IN THIS PROXY STATEMENT

(PROPOSAL NO. 3)

Pursuant to Section 14A of the Exchange Act, we are seeking the advisory approval by stockholders of the Company’s executive compensation program and practices as disclosed in this Proxy Statement. As initially approved by stockholders at the annual meeting of stockholders in 2011 and consistent with the Board’s recommendation, we are submitting this proposal for a non-binding vote on an annual basis. While this vote is advisory, and not binding on the Board, it will provide information to the Board and Compensation Committee regarding investor sentiment about our executive compensation programs and practices, which the Compensation Committee will carefully review when evaluating our executive compensation program. At the annual meeting of stockholders in 2013, our executive compensation program and practices disclosed in our 2013 Proxy Statement received a favorable vote by over 97% of shares voted.

Stockholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s executive officers, as disclosed in the 2014 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2013 Summary Compensation Table and the other related tables and disclosures.”

The Company is committed to maintaining executive compensation programs and practices that are aligned with the Company’s business strategy. As a result, the Company has a strong pay-for-performance philosophy that greatly impacts its decisions regarding executive compensation. Our executive compensation programs seek to align management’s interests with our stockholders’ interests to support long-term value creation and pay for performance. This philosophy and the compensation structure are essential to the Company’s ability to attract, retain and motivate individuals who can achieve superior financial results in the best interests of the Company and its stockholders. To that end, our program links pay to performance by delivering a significant majority of the total compensation opportunity of our Named Executive Officers in variable or performance-based compensation programs (annual and long-term incentive plans). Performance measures used in the Company’s annual and long-term incentive plans support the Company’s annual operating plan and longer term strategy and are tied to key Company measures of short and long-term performance. Our program also aligns the Named Executive Officers’ financial interests with those of our stockholders by delivering a substantial portion of their total compensation in the form of equity awards and other long-term incentive vehicles.

We urge our stockholders to read “Compensation Discussion and Analysis” above, which describes in detail how our executive compensation program and practices operate and are designed to achieve our compensation objectives, as well as the accompanying compensation tables which provide detailed information on the compensation of our Named Executive Officers.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to be voted on the proposal at the Annual Meeting is required for approval of this advisory resolution.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF EXECUTIVE COMPENSATION SET FORTH IN THIS PROXY STATEMENT.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE ADVISORY APPROVAL OF EXECUTIVE COMPENSATION SET FORTH IN THIS PROXY STATEMENT UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE

LEAR CORPORATION 2009 LONG-TERM STOCK INCENTIVE PLAN

(PROPOSAL NO. 4)

We are seeking stockholder approval of the material terms of the performance goals under the Lear Corporation 2009 Long-Term Stock Incentive Plan, as previously amended and restated as of January 1, 2014 (the “LTSIP”), in order to preserve the ability to grant awards to covered executives under the LTSIP that are intended to qualify as performance-based compensation that would be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). We must seek your approval of the performance goals at least every five years under the Section 162(m) requirements for performance-based compensation.

Important Facts About This Proposal

This proposal does not seek to increase the number of Shares that can be issued pursuant to awards under the LTSIP and does not seek to alter the terms of the LTSIP in any manner.

The Board believes that it is in the best interests of the Company and our stockholders to continue providing a long-term incentive plan under which the Company may grant equity-based compensation awards to executive officers that are intended to be deductible by the Company for federal income tax purposes under Section 162(m). The LTSIP has been structured in a manner such that awards granted under it can satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m). Under Section 162(m), the federal income tax deductibility of compensation paid to our CEO and the next three most highly compensated executive officers other than the Chief Financial Officer (the “Covered Employees”) may be limited to the extent that such compensation exceeds $1 million in any fiscal year. However, compensation that satisfies the requirements for “performance-based compensation” as defined in Section 162(m) is not subject to this limit and, therefore, is generally deductible in full by the Company. The Committee generally will attempt to structure awards to preserve federal income tax deductions, but the Committee retains the discretion to approve awards that do not meet the “performance-based compensation” exception to Section 162(m).

For purposes of Section 162(m), the material terms that must be approved by the stockholders include the employees eligible to receive compensation, a description of business criteria on which the performance measures are based, and the maximum amount of compensation that could be paid to any employee. Stockholder approval of this Proposal 4 is intended to constitute approval of each of these aspects of the LTSIP for purposes of the stockholder approval requirements of Section 162(m). The following is a description of such aspects of the LTSIP and is qualified in its entirety by reference to the full copy of the LTSIP, which is attached as Appendix A to this proxy statement. Capitalized terms used herein but not otherwise defined shall have the meaning assigned to such terms in the LTSIP, unless the context clearly dictates otherwise.

Participants

Participants in the LTSIP include non-employee directors, officers and other key employees of the Company and its subsidiaries who are selected to participate in the LTSIP. There are currently approximately 660 employees and 8 non-employee directors participating in the LTSIP.

Performance Measures

The performance measure(s) used to determine the level of payout or vesting of any awards designed to qualify for the performance-based exception under Section 162(m) will be chosen from among the following: net earnings; operating earnings or income; earnings growth; net sales growth; net income (absolute or competitive growth rates comparative); net income applicable to common stock; cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital; earnings per share of common stock; return on stockholders equity (absolute or peer-group comparative); stock price (absolute or peer-group comparative); absolute and/or relative return on common stockholders equity; absolute and/or relative return on capital; absolute and/or relative return on assets; economic value added (income in excess of cost of capital); customer satisfaction; quality metrics; expense reduction; and ratio of operating expenses to operating revenues. The Committee may specify any reasonable definition of the performance measures it uses under the LTSIP, including, as is our current practice, the use of performance measures on a pre-tax or post-tax basis. Such definitions may provide for reasonable adjustments and may include or exclude items, including but not limited to: investment gains and losses; extraordinary, unusual or non-recurring items; gains or losses on the sale of assets; effects of changes in accounting principles or the application thereof; asset impairment charges; effects of currency fluctuations; acquisitions, divestitures, or financing activities; recapitalizations, including stock splits and dividends; expenses for restructuring or productivity initiatives; discontinued operations; and other non-operating items.

Award Limitations

The aggregate number of Shares that may be issued or transferred to participants under the LTSIP is 11,815,748. The maximum aggregate number of Shares and Share equivalent units that may be granted during any calendar year to any one participant under Options, Stock Appreciation Rights (“SARs”), Restricted Stock, Restricted Stock Units (“RSUs”), Restricted Units, Performance Shares or any other award is 1,000,000 Shares. This limit applies regardless of whether the award is paid in Shares or in cash. The maximum number of Shares that may be issued pursuant to Options that are intended to be Incentive Stock Options is 5,000,000. The maximum aggregate dollar amount that may be paid to any one participant during any calendar year in Performance Units or any cash incentive award is $7,500,000.

If stockholders do not approve the material terms of the performance goals under the LTSIP under this proposal, the Company will not have the ability to grant awards to our Covered Employees that are intended to be fully deductible for tax purposes pursuant to Section 162(m).

Approval of this proposal will require the affirmative vote of at least a majority of shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting, assuming the presence of a quorum. If the stockholders do not approve of this proposal, it will not be implemented and the LTSIP will continue in accordance with its terms. The Company reserves the right to adopt such other compensation plans and programs as deemed appropriate and in the best interests of the Company and its stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE APPROVAL OF THE PERFORMANCE GOALS UNDER THE

LEAR CORPORATION 2009 LONG-TERM STOCK INCENTIVE PLAN.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE PROPOSAL UNLESS

STOCKHOLDERS SPECIFY A CONTRARY VOTE.

We are providing a brief summary of the other material terms of the LTSIP below, which is also qualified in its entirety by reference to the full copy of the LTSIP, which is attached as Appendix A to this proxy statement.

Purpose

The LTSIP is designed to provide competitive incentives intended to attract, retain, motivate and reward eligible participants.

Awards

Under the LTSIP, the Committee is authorized to grant stock options (including Nonqualified Stock Options and Incentive Stock Options), SARs (including Freestanding SARs and Tandem SARs), Restricted Stock, RSUs, other Restricted Units, Performance Units, Performance Shares and other awards, each of which may be made subject to the achievement of specified performance measures established by the Committee.

Amendment, Modification and Termination

The Committee or Board may amend, modify or terminate the LTSIP. However, the Committee or Board may not increase the number of Shares that may be issued under the LTSIP (subject to adjustment as described in the LTSIP). No termination, amendment, or modification of the LTSIP may affect adversely in any material way any award already granted under the LTSIP, without the written consent of the participant who holds the award. Except for certain capitalization adjustments or adjustments upon events described in the LTSIP, the Committee will not modify any outstanding Option or SAR so as to specify a lower exercise price or grant price (and will not cancel an Option or SAR and substitute for it an Option or SAR with a lower exercise price or grant price) without the approval of the Company’s stockholders. In addition, except for certain capitalization adjustments or adjustments upon certain events described in the LTSIP, the Committee may not cancel an outstanding Option or SAR whose exercise price or grant price is equal to or greater than the current fair market value of a Share and substitute for it another award or cash payment without the prior approval of the Company’s stockholders.

Effective Date and Term

The LTSIP originally became effective on November 9, 2009 and will terminate as to future awards on November 9, 2019.

Change in Control

The LTSIP provides for accelerated vesting or payout of awards granted on or after September 11, 2013 immediately upon a Change in Control only if the successor company does not agree to assume or replace such existing awards with an equivalent award upon the Change in Control. Otherwise, awards granted on or after September 11, 2013 will only receive accelerated vesting if a Change in Control occurs and the participant is terminated by the Company without Cause or resigns for Good Reason within 24 months of such Change in Control. For awards granted under the LTSIP prior to September 11, 2013 (“Grandfathered Awards”), such awards will vest immediately upon a Change in Control, regardless of whether the executive has experienced of termination of employment, unless the participant had consented to the treatment of an award as a non-Grandfathered Award.

U.S. Federal Income Tax Considerations

The following is a brief description of the federal income tax treatment that generally applies to LTSIP awards. The description is based on current federal tax laws, rules and regulations, which are subject to change, and does not purport to be a complete description of the federal income tax aspects of the LTSIP. A participant may also be subject to state and local taxes.

Awards. In general, a participant will not recognize taxable income at the time a stock option is granted. Upon exercise of a Nonqualified Stock Option, a participant will recognize compensation, taxable as ordinary income, equal to the excess of the value of the Shares purchased over the exercise price. In the case of an Incentive Stock Option, within the meaning of Code Section 422, a participant will not recognize ordinary income at the time of exercise (except for purposes of the alternative minimum tax), and if the participant observes certain holding period requirements then when the Shares are sold the entire gain over the exercise price will be taxable at capital gains rates. A participant has no taxable income at the time SARs, Performance Shares and Performance Units are granted, but will recognize compensation taxable as ordinary income upon exercise or settlement in an amount equal to the value of any Shares delivered and the amount of cash paid by the Company. A participant who is granted shares of Restricted Stock, RSUs and Restricted Units generally will not recognize taxable income at the time the of grant, but will recognize compensation taxable as ordinary income at the time the restrictions lapse in an amount equal to the excess of the value of the Shares at such time over the amount, if any, paid for such Shares. However, a participant instead may elect to recognize compensation taxable as ordinary income on the date the Restricted Stock is granted in an amount equal to the value of the Shares on that date over the amount, if any, paid for such Shares.

Subject to the deduction limitation, described below, contained in Section 162(m), the Company may deduct, as a compensation expense, the amount of ordinary income recognized by a participant in connection with the LTSIP.

Section 162(m). In general, Section 162(m) denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per Covered Employee, subject to certain exceptions. The LTSIP is designed to permit certain awards to be granted as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m).

Deferrals and Code Section 409A. The Committee may, consistent with the requirements of Code Section 409A, permit a participant to defer receipt of cash or Shares that would otherwise be due to him or her by virtue of an Option or SAR exercise, the lapse or waiver of restrictions on Restricted Stock, Restricted Stock Units, Restricted Units or other awards, or the satisfaction of any requirements or objectives with respect to Performance Units, Performance Shares or other awards. If any such deferral election is permitted, the Committee will, in its sole discretion, establish rules and procedures for such deferrals consistent with the requirements of Code Section 409A.

New Plan Benefits

Future awards under the LTSIP will be made at the discretion of the Committee. Therefore, other than with respect to annual stock grants to our non-employee directors, it is not currently possible to determine the benefits or amounts that may be received by such persons or groups pursuant to the LTSIP in the future. Grants under the LTSIP in 2013 to our named executive officers are shown in the 2013 Grants of Plan-Based Awards table above. Stock grants to be issued under the LTSIP to our non-employee directors following our 2014 Annual Meeting in accordance with our outside directors’ compensation program are shown in the table below.

Name and Position	Dollar Value (1)
Matthew J. Simoncini President and Chief Executive Officer	N/A
Jeffrey H. Vanneste Senior Vice President and Chief Financial Officer	N/A
Raymond E. Scott Executive Vice President and President, Seating	N/A
Terrence B. Larkin Executive Vice President, Business Development, General Counsel and Corporate Secretary	N/A
Melvin L. Stephens Senior Vice President, Communications, Facilities and Investor Relations	N/A
Executive Officers as a Group	N/A
Non-Executive Directors as a Group	$1,220,000
Non-Executive Officer Employees as a Group	N/A

(1)	The amount disclosed is equal to the total dollar value of all annual stock grants to be issued to our non-employee directors following our 2014 Annual Meeting. Share figures will be determined by dividing the dollar value by the average of the high and low stock prices on the date of the 2014 Annual Meeting.

Equity Compensation Plan Information

As of December 31, 2013	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,091,641	(1)	$—	(2)	4,681,206
Equity compensation plans not approved by security holders	—		—		—
Total	4,091,641		$—		4,681,206

(1)	Includes 761,423 of outstanding restricted stock units and 3,330,218 of outstanding performance shares. Outstanding performance shares are reflected at the maximum possible payout that may be earned during the relevant performance periods.

(2)	Reflects outstanding restricted stock units and performance shares at a weighted average price of zero.

APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE

LEAR CORPORATION ANNUAL INCENTIVE PLAN

(PROPOSAL NO. 5)

We are seeking stockholder approval of the material terms of the performance goals under the Lear Corporation Annual Incentive Plan, as previously amended and restated as of January 1, 2014 (the “AIP”), in order to preserve the ability to grant annual cash incentive awards to covered executives under the AIP that are intended to qualify as performance-based compensation that would be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). We must seek your approval of the performance goals at least every five years under the Section 162(m) requirements for performance-based compensation.

Important Facts About This Proposal

The Board believes that it is in the best interests of the Company and our stockholders to continue providing a cash incentive plan under which the Company may grant annual cash incentive awards to executive officers that are intended to be deductible by the Company for federal income tax purposes under Section 162(m). The AIP has been structured in a manner such that awards granted under it can satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m). Under Section 162(m), the federal income tax deductibility of compensation paid to our CEO and the next three most highly compensated executive officers other than the Chief Financial Officer (the “Covered Employees”) may be limited to the extent that such compensation exceeds $1 million in any fiscal year. However, compensation that satisfies the requirements for “performance-based compensation” as defined in Section 162(m) is not subject to this limit, and therefore, is generally deductible in full by the Company. The Committee generally will attempt to structure awards to preserve federal income tax deductions, but the Committee retains the discretion to approve awards that do not meet the “performance-based compensation” exception to Section 162(m).

For purposes of Section 162(m), the material terms that must be approved by the stockholders include the employees eligible to receive compensation, a description of business criteria on which the performance measures are based, and the maximum amount of compensation that could be paid to any employee. Stockholder approval of this Proposal 5 is intended to constitute approval of each of these aspects of the AIP for purposes of the stockholder approval requirements of Section 162(m). The following is a description of such aspects of the AIP and is qualified in its entirety by reference to the full copy of the AIP, which is attached as Appendix B to this proxy statement. Capitalized terms used herein but not otherwise defined shall have the meaning assigned to such terms in the AIP, unless the context clearly dictates otherwise.

Participants

Participants in the AIP include officers and other key employees of the Company and its subsidiaries who are selected to participate in the AIP. There are currently approximately 4,600 employees participating in the AIP.

Performance Measures

The performance measure(s) used to determine the level of payout or vesting of any awards designed to qualify for the performance-based exception under Section 162(m) will be chosen from among the following: net earnings; operating earnings or income; earnings growth; net sales growth; net income (absolute or competitive growth rates comparative); net income applicable to common stock; cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital; earnings per share of common stock; return on stockholders equity (absolute or peer-group comparative); stock price (absolute or peer-group comparative); absolute and/or relative return on common stockholders equity; absolute and/or relative return on capital; absolute and/or relative return on assets; economic value added (income in excess of cost of capital); customer satisfaction; quality metrics; expense reduction; and ratio of operating expenses to operating revenues. The Committee may specify any reasonable definition of the performance measures it uses under the AIP, including, as is our current practice, the use of performance measures on a pre-tax or post-tax basis. Such definitions may provide for reasonable adjustments and may include or exclude items, including but not limited to: investment gains and losses; extraordinary, unusual or non-recurring items; gains or losses on the sale of assets; effects of changes in accounting principles or the application thereof; asset impairment charges; effects of currency fluctuations; acquisitions, divestitures, or financing activities; recapitalizations, including stock splits and dividends; expenses for restructuring or productivity initiatives; discontinued operations; and other non-operating items.

Award Limitations

The maximum aggregate dollar amount that may be paid to any one participant for any Performance Period with respect to a cash incentive award is $6,000,000.

If stockholders do not approve the material terms of the performance goals under the AIP under this proposal, the Company will not have the ability to grant awards to our Covered Employees that are intended to be fully deductible for tax purposes pursuant to Section 162(m).

Approval of this proposal will require the affirmative vote of at least a majority of shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting, assuming the presence of a quorum. If the stockholders do not approve of this proposal, it will not be implemented and the AIP will continue in accordance with its terms. The Company reserves the right to adopt such other compensation plans and programs as deemed appropriate and in the best interests of the Company and its stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE APPROVAL OF THE PERFORMANCE GOALS UNDER THE

LEAR CORPORATION ANNUAL INCENTIVE PLAN.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE PROPOSAL UNLESS

STOCKHOLDERS SPECIFY A CONTRARY VOTE.

We are providing a brief summary of the other material terms of the AIP below, which is also qualified in its entirety by reference to the full copy of the AIP, which is attached as Appendix B to this proxy statement.

Purpose

The AIP is designed to provide incentives for business performance, reward contributions towards goals consistent with the Company’s business strategy and enable the Company to attract and retain highly qualified officers, key management, and other salaried employees.

Amendment, Modification and Termination

The AIP may be amended or terminated by the Board or the Committee. All amendments to the AIP must be in writing. An amendment to the AIP will not be effective without the prior approval of the Company’s stockholders if such approval is necessary to (i) continue to qualify awards as performance-based compensation under Section 162(m); or (ii) comply with Department of the Treasury or SEC regulations, the rules of the New York Stock Exchange or any other applicable exchange or any other applicable law or regulations. Unless otherwise expressly provided by the Board or the Committee, no amendment to the AIP will apply to potential awards with respect to a Performance Period that began before the effective date of such amendment.

Effective Date and Term

The AIP originally became effective on November 9, 2009 and has been amended and restated effective as of January 1, 2014.

Change in Control

Upon the effective date of a Change in Control (as defined in the LTSIP), all annual cash incentive awards will vest and be paid on a pro-rata basis based on the target level of such potential award. Such payment will be made as soon as practicable (and no more than 2 1/2 months) following the Change in Control.

U.S. Federal Income Tax Considerations

The following is a brief description of the federal income tax treatment that generally applies to AIP awards. The description is based on current federal tax laws, rules and regulations, which are subject to change, and does not purport to be a complete description of the federal income tax aspects of the AIP. A participant may also be subject to state and local taxes.

Awards. Cash incentive awards generally are subject to United States federal income tax at the time of payment and the Company will have a corresponding deduction as compensation expense.

Section 162(m). In general, Section 162(m) denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per Covered Employee, subject to certain exceptions. The AIP is designed to permit annual cash incentive awards to be granted as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m).

Deferrals and Code Section 409A. The Committee may, consistent with the requirements of Code Section 409A, permit a participant to defer receipt of cash that would otherwise be due to him or her under an annual cash incentive award. If any such deferral election is permitted, the Committee will, in its sole discretion, establish rules and procedures for such deferrals consistent with the requirements of Code Section 409A.

New Plan Benefits

The Committee has established target annual cash incentive awards with respect to 2014 performance for the Company’s executive officers and other participants under the AIP. No decisions have been made on the amount and type of other awards that are to be made under the AIP to participants in the future. The following table sets forth certain information relating to the amount of the estimated 2014 target bonus that would be payable under the annual cash incentive awards to the Company’s named executive officers and executive officers and employees.

Name and Position	Estimated Target Dollar Value (1)
Matthew J. Simoncini President and Chief Executive Officer	$1,800,000
Jeffrey H. Vanneste Senior Vice President and Chief Financial Officer	$515,000
Raymond E. Scott Executive Vice President and President, Seating	$616,352
Terrence B. Larkin Executive Vice President, Business Development, General Counsel and Corporate Secretary	$616,352
Melvin L. Stephens Senior Vice President, Communications, Facilities and Investor Relations	$486,160
Executive Officers as a Group	$5,495,353
Non-Executive Directors as a Group	N/A
Non-Executive Officer Employees as a Group	$68,813,000

(1)	Actual target bonus amount to be determined based on the base salary rate in effect at the end of 2014.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who intend to present proposals at the Company’s annual meeting of stockholders in 2015 pursuant to Rule 14a-8 under the Exchange Act must send notice of their proposal to us so that we receive it no later than December 3, 2014. Stockholders who intend to present proposals at the annual meeting of stockholders in 2015 other than pursuant to Rule 14a-8 must comply with the notice provisions in our Bylaws. The notice provisions in our Bylaws require that, for a proposal to be properly brought before the annual meeting of stockholders in 2015, proper notice of the proposal be received by us not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however that in the event next year’s annual meeting is more than 30 days before or less than 70 days after such anniversary date, notice must be delivered not less than the later of 90 days prior to next year’s annual meeting or the 10th day following the day the Company first publicly announces next year’s annual meeting date. Stockholder proposals should be addressed to Lear Corporation, 21557 Telegraph Road, Southfield, Michigan 48033, Attention: Terrence B. Larkin, Executive Vice President, Business Development, General Counsel and Corporate Secretary.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.

Upon written request by any stockholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2013 which we filed with the SEC, including the financial statements and schedule. If the person requesting the report was not a stockholder of record on March 20, 2014, the request must contain a good faith representation that he or she was a beneficial owner of our common stock at the close of business on that date. Requests should be addressed to Lear Corporation, 21557 Telegraph Road, Southfield, Michigan 48033, Attention: Terrence B. Larkin, Executive Vice President, Business Development, General Counsel and Corporate Secretary.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE TODAY BY THE TELEPHONE, VIA THE INTERNET OR BY MAIL.

By Order of the Board of Directors,

Terrence B. Larkin Executive Vice President, Business Development, General Counsel and Corporate Secretary

APPENDIX A

LEAR CORPORATION

2009 LONG-TERM STOCK INCENTIVE PLAN

Article 1.     Establishment, Objectives and Duration

1.1       Establishment of the Plan. Lear Corporation, a Delaware corporation, hereby establishes its long-term stock incentive compensation plan, to be known as the “2009 Lear Corporation Long-Term Stock Incentive Plan” as set forth in this document. Capitalized terms used but not otherwise defined herein will have the meanings given to them in Article 2. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Units, Restricted Stock Units, Performance Shares, Performance Units and other cash and equity incentive awards.

The Plan is effective as of November 9, 2009, and will remain in effect as provided in Section 1.3 hereof. The Plan was most recently amended and restated as of January 1, 2014.

1.2       Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through long-term incentives that are consistent with the Company’s objectives and that link the interests of Participants to those of the Company’s shareholders; to provide Participants with an incentive for excellence in individual performance; to promote teamwork among Participants; and to give the Company a significant advantage in attracting and retaining officers, key employees and directors.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company’s success, and to allow Participants to share in the success of the Company.

1.3       Duration of the Plan. The Plan will commence on the Effective Date, as defined in Article 2, and will remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 15, until all Shares subject to it pursuant to Article 4 have been issued or transferred according to the Plan’s provisions. In no event may an Award be granted under the Plan on or after the ten year anniversary of the Effective Date.

Article 2.     Definitions

Whenever used in the Plan, the following terms have the meanings set forth below, and when the meaning is intended, the initial letter of the word is capitalized:

“Affiliates” means any corporation (or partnership, limited liability company, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, at least fifty percent of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power). Notwithstanding the foregoing, for purposes of determining whether an employee has terminated employment with the Company and all Affiliates, “Affiliates” means any corporation (or partnership, limited liability company, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, at least ten percent of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power). The minimum percentage of ownership or control in the previous sentence shall be raised from ten percent to twenty percent for purposes of determining timing of payment of an Award, or amount payable with respect to an Award, that is “deferred compensation” for purposes of Code Section 409A, if payment of such Award or amount would be accelerated or otherwise triggered by the employee’s termination of employment.

“Award” means, individually or collectively, a grant under this Plan to a Participant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Units, Restricted Stock Units, Performance Shares, Performance Units or other types of equity-based or cash-based incentives hereafter approved by the Committee.

“Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award or Awards granted to the Participant.

“Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to that term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Cause” has the meaning set forth in any unexpired employment or severance agreement between the Participant and the Company or an Affiliate. If there is no such agreement, “Cause” means:

(a)	the willful and continued failure of the Participant substantially to perform his or her duties with or for the Company or an Affiliate;

(b)	the Participant’s engaging in conduct that is significantly injurious to the Company or an Affiliate, monetarily or otherwise;

(c)	the Participant’s commission of a crime that is significantly injurious to the Company or an Affiliate, monetarily, reputationally or otherwise;

(d)	the Participant’s abuse of illegal drugs or other controlled substances; or

(e)	the Participant’s habitual intoxication.

Unless otherwise defined in the Participant’s employment or severance agreement, an act or omission is “willful” for the purpose of determining whether a termination of employment was made for “cause” if it was knowingly done, or knowingly omitted to be done, by the Participant not in good faith and without reasonable belief that the act or omission was in the best interest of the Company or an Affiliate. For purposes of this Plan, if a Participant is convicted of a crime or pleads nolo contendere to a criminal charge, he or she will conclusively be deemed to have committed the crime. The Committee has the discretion, in other circumstances, to determine in good faith, from all the facts and circumstances reasonably available to it, whether a Participant who is under investigation for, or has been charged with, a crime will be deemed to have committed it for purposes of this Plan.

“Change in Control” of the Company will be deemed to have occurred (as of a particular day, as specified by the Board) as of the first day any one or more of the following paragraphs is satisfied.

(a)	Any Person (other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the Beneficial Owner, directly or indirectly, of securities of the Company, representing more than twenty percent of the combined voting power of the Company’s then outstanding securities.

(b)	During any period of twenty-six consecutive months beginning on or after the Effective Date, individuals who at the beginning of the period constituted the Board cease for any reason (other than death, Disability or voluntary Retirement) to constitute a majority of the Board. For this purpose, any new Director whose election by the Board, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the Directors then still in office, and who either were Directors at the beginning of the period or whose election or nomination for election was so approved, will be deemed to have been a Director at the beginning of any twenty-six month period under consideration.

(c)

Consummation of: (i) an agreement for the sale or disposition of all or substantially all the Company’s assets; or (ii) a merger, consolidation or reorganization of the Company with or involving any other corporation, other than a merger, consolidation or reorganization that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity)

at least fifty percent of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

(d)	The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if an Award, or amount payable with respect to an Award, is “deferred compensation” for purposes of Code Section 409A, and if a payment of such Award or amount would be accelerated or otherwise triggered upon a “Change in Control,” then the foregoing definition is modified, to the extent necessary to avoid the imposition of an excise tax under Code Section 409A, to mean a “change in control event” as such term is defined for purposes of Code Section 409A. For purposes of clarity, if an Award would, for example, vest and be paid on a “Change in Control” as defined herein but payment of such Award would violate the provisions of Code Section 409A, then the Award shall vest but will be paid only in compliance with its terms and Code Section 409A (i.e., upon a permissible payment event).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means, as specified in Article 3, the Compensation Committee of the Board or such other committee as may be appointed by the Board to administer the Plan.

“Company” means Lear Corporation, a Delaware corporation, and any successor thereto as provided in Article 18.

“Director” means any individual who is a member of the Board of Directors.

“Disability” means (a) long-term disability as defined under the long-term disability plan of the Company or an Affiliate that covers that individual, or (b) if the individual is not covered by such a long-term disability plan, disability as defined for purposes of eligibility for a disability award under the Social Security Act. Notwithstanding the foregoing, for purposes of determining the period of time after termination of employment during which a Participant may exercise an ISO, “Disability” will have the meaning set forth in Section 22(e)(3) of the Code, which is, generally, that the Participant is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of at least twelve months.

Notwithstanding the foregoing, if an Award, or amount payable with respect to an Award, is “deferred compensation” for purposes of Code Section 409A, and if a payment of such Award or amount would be accelerated or otherwise triggered upon a “Disability,” then the foregoing definition is modified, to the extent necessary to avoid the imposition of an excise tax under Code Section 409A, to refer to a Participant who is “disabled,” as such term is defined for purposes of Code Section 409A. For purposes of clarity, if an Award would, for example, vest and be paid on a “Disability” as defined herein but payment of such Award would violate the provisions of Code Section 409A, then the Award shall vest but will be paid only in compliance with its terms and Code Section 409A (i.e., upon a permissible payment event).

“Effective Date” means November 9, 2009.

“Eligible Employee” or “Employee” means any employee of the Company or any of its Affiliates. Directors who are not employed by the Company or its Affiliates will also be considered Eligible Employees and Employees under this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

“Fair Market Value” means:

(a)	the closing trading price of the Shares on the New York Stock Exchange or, if the Shares are not traded on the New York Stock Exchange, on the NASDAQ Stock Market or any other exchange on which they are traded; or

(b)	if the Shares are not traded on any exchange, the mean between the closing bid and asked prices of the Shares in the over-the-counter market; or

(c)	if those bid and asked prices are not available, then the fair market value as reported by any nationally recognized quotation service selected by the Committee or as determined in good faith by the Committee.

Notwithstanding the foregoing, for purposes of Awards intended to be exempt from Code Section 409A, the Fair Market Value shall be no less than the “fair market value,” as such term is defined for purposes of Code Section 409A.

“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

“Grandfathered Award” means an Award granted prior to September 11, 2013, other than an Award which by its terms expressly provides that the Award is not to be treated as a Grandfathered Award.

“Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

“Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 that is not intended to meet the requirements of Code Section 422.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

“Participant” means an Eligible Employee who has been selected by the Committee to participate in the Plan pursuant to Section 5.2 and who has outstanding an Award granted under the Plan. The term “Participant” will also include Directors who are not employees of the Company or an Affiliate for purposes of Awards under the Plan.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) and any regulations promulgated thereunder.

“Performance Period” means the time period during which performance objectives must be met in order for a Participant to earn Performance Units or Performance Shares granted under Article 9.

“Performance Share” means an award with an initial value equal to the Fair Market Value on the date of grant which is based on the Participant’s attainment of performance objectives, as described in Article 9.

“Performance Unit” means an award with an initial value established by the Committee at the time of grant which is based on the Participant’s attainment of performance objectives, as described in Article 9.

“Person” has the meaning ascribed to that term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Plan” means the Lear Corporation 2009 Long-Term Stock Incentive Plan, as set forth in this document.

“Replacement Award” means an Award resulting from the exchange or substitution specified in Section 14.2 upon a Change in Control and meeting the applicable conditions specified in Section 14.2, provided that such Award is issued by a company (foreign or domestic) the majority of the equity of which is listed under and in compliance with the domestic company listing rules of the New York Stock Exchange or with a similarly liquid exchange which has comparable standards to the domestic listing standards of the New York Stock Exchange.

“Restriction Period” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Committee, at its discretion) or the Restricted Stock is not vested.

“Restricted Stock” means a contingent grant of stock awarded to a Participant pursuant to Article 8.

“Restricted Stock Unit” means a Restricted Unit granted to a Participant, as described in Article 8, that is payable in Shares.

“Restricted Unit” means a notional account established pursuant to an Award granted to a Participant, as described in Article 8, that is (a) credited with amounts equal to Shares or some other unit of measurement specified in the Award Agreement, (b) subject to restrictions and (c) payable in cash or Shares.

“Retirement” means termination of employment on or after (a) reaching the age established by the Company as the normal retirement age in any unexpired employment or severance agreement between the Participant and the Company or an Affiliate, or, in the absence of such an agreement, the normal retirement age under the tax-qualified defined benefit retirement plan or, if none, the tax-qualified defined contribution retirement plan, sponsored by the Company or an Affiliate in which the Participant participates, or (b) reaching age fifty-five with ten years of service with the Company or an Affiliate.

“Shares” means the shares of common stock, $0.01 par value, of the Company, including their associated preferred share purchase rights, if applicable.

“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR pursuant to the terms of Article 7.

“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7, the exercise of which requires forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR will similarly be canceled).

Article 3.     Administration

3.1       The Committee. The Plan will be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board, which Committee (unless otherwise determined by the Board) will satisfy the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the regulations of Rule 16b-3 under the Exchange Act and the “outside director” provisions of Code Section 162(m), or any successor regulations or provisions, so long as the Company is subject to the registration requirements of the Exchange Act. The members of the Committee will be appointed from time to time by, and serve at the discretion of, the Board of Directors. The Committee will act by a majority of its members at the time in office and eligible to vote on any particular matter, and Committee action may be taken either by a vote at a meeting or in writing without a meeting.

3.2       Authority of the Committee. Except as limited by law and subject to the provisions of this Plan, the Committee will have full power to: select Eligible Employees to participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 15) amend the terms and conditions of any outstanding Award to the extent they are within the discretion of the Committee as provided in the Plan. Further, the Committee will make all other determinations that may be necessary or advisable to administer the Plan. As permitted by law and consistent with Section 3.1, the Committee may delegate some or all of its authority under the Plan.

3.3       Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding on all persons, including, without limitation, the Company, its Board of Directors, its shareholders, all Affiliates, employees, Participants and their estates and beneficiaries.

Article 4.     Shares Subject to the Plan and Maximum Awards

4.1       Number of Shares Available for Grants. Subject to adjustment as provided in Sections 4.2 and 4.3, the number of Shares that may be issued or transferred to Participants under the Plan is 11,815,748. Subject to adjustment as provided in Section 4.3, the maximum number of Shares and Share equivalent units that may be granted during any calendar year to any one Participant under Options, Freestanding SARs, Restricted Stock, Restricted Units, Restricted Stock Units, Performance Shares or any other Award is 1,000,000, which limit will apply regardless of whether the compensation is paid in Shares or in cash. The maximum number of Shares that may be issued by Options intended to be ISOs is 5,000,000. The maximum aggregate dollar amount that may be paid to any one Participant during any calendar year under Performance Units or any cash incentive Award granted under Section 9.9 is $7,500,000.

The Shares with respect to which Awards may be made will include authorized but unissued Shares, and Shares that are currently held or subsequently acquired by the Company as treasury Shares, including Shares purchased in the open market or in private transactions.

4.2       Lapsed Awards. Any Shares subject to an Award under the Plan that, after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant will thereafter be deemed to be available for Awards. In applying the immediately preceding sentence, if (i) Shares otherwise issuable or issued in respect of, or as part of, any Award other than Options and SARs are withheld to cover taxes, such Shares shall not be treated as having been issued under the Plan and shall again be available for issuance under the Plan, (ii) Shares otherwise issuable or issued in respect of, or as part of, any Award of Options or SARs are withheld to cover taxes or the Exercise Price, such Shares shall be treated as having been issued under the Plan and shall not be available for issuance under the Plan, and (iii) any Share-settled SARs are exercised, the aggregate number of Shares subject to such SARs shall be deemed issued under the Plan and shall not be available for issuance under the Plan. In addition, Shares tendered to exercise outstanding Options or other Awards or to cover applicable taxes on Awards of Options and SARs shall not be available for issuance under the Plan, but Shares tendered to cover applicable taxes on Awards other than Options and SARs shall be available for issuance under the Plan.

4.3       Adjustments in Authorized Shares.

(a)	If the Shares, as currently constituted, are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether because of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or other similar change in the corporate structure of the Company affecting the Shares) or if the number of Shares is increased through the payment of a stock dividend, then the Committee will substitute for or add to each Share previously appropriated, later subject to, or which may become subject to, an Award, the number and kind of shares of stock or other securities into which each outstanding Share was changed for which each such Share was exchanged, or to which each such Share is entitled, as the case may be. Outstanding Awards will also be appropriately adjusted as to price and other terms, to the extent necessary to reflect the events described above.

(b)	Fractional Shares resulting from any adjustment in Awards pursuant to this section may be settled in cash or otherwise as the Committee determines. The Company will give notice of any adjustment to each Participant who holds an Award that has been adjusted and the adjustment (whether or not that notice is given) will be effective and binding for all Plan purposes.

Article 5.     Eligibility and Participation

5.1       Eligibility. All Eligible Employees, including Eligible Employees who are members of the Board, are eligible to participate in this Plan.

5.2       Actual Participation. Subject to the provisions of the Plan, the Committee will, from time to time, select those Eligible Employees to whom Awards will be granted, and will determine the nature and amount of each Award.

Article 6.     Stock Options

6.1       Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Employees in the number, and upon the terms, and at any time and from time to time, as determined by the Committee.

6.2       Award Agreement. Each Option grant will be evidenced by an Award Agreement that specifies the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, the manner, time and rate of exercise or vesting of the Option, and such other provisions as the Committee determines. The Award Agreement will also specify whether the Option is intended to be an ISO or an NQSO.

6.3       Exercise Price. The Exercise Price for each share subject to an Option will be at least one hundred percent of the Fair Market Value on the date the Option is granted.

6.4       Duration of Options. Each Option will expire at the time determined by the Committee at the time of grant, but no later than the tenth anniversary of the date of its grant.

6.5       No Dividend Equivalents. Subject to Section 4.3, the Committee may not grant payments in connection with Options that are equivalent to dividends declared and paid on the Shares underlying the Options.

6.6       Exercise of Options. Options will be exercisable at such times and be subject to such restrictions and conditions as the Committee in each instance approves, which need not be the same for each Award or for each Participant.

6.7       Payment. The holder of an Option may exercise the Option only by delivering a written notice of exercise to the Company setting forth the number of Shares as to which the Option is to be exercised, together with full payment at the Exercise Price for the Shares and any withholding tax relating to the exercise of the Option.

The Exercise Price and any related withholding taxes will be payable to the Company in full either: (a) in cash, or its equivalent, in United States dollars; (b) by tendering Shares owned by the Participant and duly endorsed for transfer to the Company, Shares issuable to the Participant upon exercise of the Option, or any combination of cash, certified or cashier’s check and Shares described in this clause (b); or (c) by any other means the Committee determines to be consistent with the Plan’s purposes and applicable law. Cashless exercise must meet the requirements of the Federal Reserve Board’s Regulation T and any applicable securities law restrictions. For this purpose, “cashless” exercise will mean that the Participant notifies the Company it will exercise, and the Company is instructed to deliver the Share issuable on exercise to a broker, who sells the Shares and holds back the exercise price (and, often, the federal and state withholdings). No more than the minimum required withholding may be satisfied by the tender of Shares.

6.8       Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired through exercise of an Option as it deems necessary or advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed or traded, and under any blue sky or state securities laws applicable to the Shares.

6.9       Termination of Employment. Each Option Award Agreement will set forth the extent to which the Participant has the right to exercise the Option after his or her termination of employment with the Company and all Affiliates. These terms will be determined by the Committee in its sole discretion, need not be uniform among all Options, and may reflect, among other things, distinctions based on the reasons for termination of employment.

6.10       Nontransferability of Options. Except as otherwise provided in a Participant’s Award Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)). Further, except as otherwise provided in a Participant’s Award Agreement, all Options will be exercisable during the Participant’s lifetime only by the Participant or his or her guardian or legal representative. The Committee may, in its discretion, require a Participant’s guardian or legal representative to supply it with the evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

Article 7.     Stock Appreciation Rights

7.1       Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time, as determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of the two.

Within the limits of Article 4, the Committee will have sole discretion to determine the number of SARs granted to each Participant and, consistent with the provisions of the Plan, to determine the terms and conditions pertaining to SARs.

The grant price of a SAR will equal the Fair Market Value on the date of grant of the SAR.

7.2       Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option, upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

7.3       Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.4       Award Agreement. Each SAR grant will be evidenced by an Award Agreement that specifies the grant price, the term of the SAR and such other provisions as the Committee determines.

7.5       Term of SARs. The term of an SAR will be determined by the Committee, in its sole discretion, but may not exceed ten years.

7.6       Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	the excess (or some portion of the excess as determined at the time of the grant by the Committee) if any, of the Fair Market Value on the date of exercise of the SAR over the grant price specified in the Award Agreement; by

(b)	the number of Shares as to which the SAR is exercised.

The payment upon SAR exercise may be made in cash, in Shares of equivalent Fair Market Value or in some combination of the two, as specified in the Award Agreement.

7.7       Termination of Employment. Each SAR Award Agreement will set forth the extent to which the Participant has the right to exercise the SAR after his or her termination of employment with the Company and all Affiliates. These terms will be determined by the Committee in its sole discretion, need not be uniform among all SARs issued under the Plan, and may reflect, among other things, distinctions based on the reasons for termination of employment.

7.8       Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)). Further, except as otherwise provided in a Participant’s Award Agreement, all SARs will be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative. The Committee may, in its discretion, require a Participant’s guardian or legal representative to supply it with evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

7.9       No Dividend Equivalents. Subject to Section 4.3, the Committee may not grant payments in connection with SARs that are equivalent to dividends declared and paid on the Shares underlying the SARs.

Article 8.     Restricted Stock, Restricted Stock Units and Restricted Units

8.1       Grant of Restricted Stock, Restricted Stock Units or Restricted Units. Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, grant Restricted Stock, Restricted Stock Units or Restricted Units to Participants in such amounts as it determines.

8.2       Award Agreement. Each grant of Restricted Stock, Restricted Units or Restricted Stock Units will be evidenced by an Award Agreement that specifies the Restriction Periods, the number of Shares or Share equivalent units granted, and such other provisions as the Committee determines.

8.3       Nontransferability. Restricted Stock, Restricted Units and Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)), until the end of the applicable Restriction Period as specified in the Award Agreement, or upon earlier satisfaction of any other conditions specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to Restricted Stock, Restricted Units and Restricted Stock Units will be available during the Participant’s lifetime only to the Participant or the Participant’s guardian or legal representative. The Committee may, in its discretion, require a Participant’s guardian or legal representative to supply it with evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

8.4       Other Restrictions. Subject to Article 11, the Committee may impose such other conditions or restrictions on any Restricted Stock, Restricted Units or Restricted Stock Units as it deems advisable including, without limitation, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, individual, or any combination of them), time-based restrictions on vesting following the attainment of the performance objectives, and restrictions under applicable federal or state securities laws. The Committee may provide that restrictions established under this Section 8.4 as to any given Award will lapse all at once or in installments.

The Company will retain the certificates representing Shares of Restricted Stock in its possession until all conditions and restrictions applicable to the Shares have been satisfied.

8.5       Payment of Awards. Except as otherwise provided in this Article 8, Shares covered by each Restricted Stock grant will become freely transferable by the Participant after the last day of the applicable Restriction Period, and Share equivalent units covered by a Restricted Unit or Restricted Stock Unit will be paid out in cash or Shares to the Participant following the last day of the applicable Restriction Period, or on a later date provided in the Award Agreement.

8.6       Voting Rights. During the Restriction Period, Participants holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares.

8.7       Dividends and Other Distributions. During the Restriction Period, Participants awarded Shares of Restricted Stock, Restricted Units or Restricted Stock Units hereunder will be credited with regular cash dividends or dividend equivalents paid on those Shares or with respect to those Share equivalent units. Dividends may be paid currently, accrued as contingent cash obligations, or converted into additional Shares of Restricted Stock, upon such terms as the Committee establishes.

The Committee may apply any restrictions it deems advisable to the crediting and payment of dividends and other distributions. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock is designed to qualify for the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to the Restricted Stock, so that the dividends and the Restricted Stock continue to be eligible for the Performance-Based Exception.

8.8       Termination of Employment. Each Award Agreement will set forth the extent to which the Participant has the right to retain unvested Restricted Stock, Restricted Stock Units or Restricted Units after his or her termination of employment with the Company or an Affiliate. These terms will be determined by the Committee in its sole discretion, need not be uniform among all Awards of Restricted Stock, and may reflect, among other things, distinctions based on the reasons for termination of employment.

Article 9.     Performance Units, Performance Shares and Other Awards

9.1       Grant of Performance Units or Performance Shares. Subject to the terms of the Plan, Performance Units or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines.

9.2       Value of Performance Units and Performance Shares. Each Performance Unit will have an initial value established by the Committee at the time of grant. Each Performance Share will have an initial value equal to the Fair Market Value on the date of grant. The Committee will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value (or both) of Performance Units or Performance Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance objectives must be met will be called a “Performance Period” and will be set by the Committee in its discretion.

9.3       Earning of Performance Units and Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive payout on the number and value of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

9.4       Award Agreement. Each grant of Performance Units or Performance Shares will be evidenced by an Award Agreement specifying the material terms and conditions of the Award (including the form of payment of earned Performance Units or Performance Shares), and such other provisions as the Committee determines.

9.5       Form and Timing of Payment of Performance Units and Performance Shares. Except as provided in Article 12, payment of earned Performance Units and Performance Shares will be made as soon as practicable after the close of the applicable Performance Period, in a manner determined by the Committee in its sole discretion. The Committee will pay earned Performance Units and Performance Shares in the form of cash, in Shares, or in a combination of cash and Shares, as specified in the Award Agreement. Performance Shares may be paid subject to any restrictions deemed appropriate by the Committee.

9.6       Termination of Employment Due to Death or Disability. Unless determined otherwise by the Committee and set forth in the Participant’s Award Agreement, if a Participant’s employment is terminated by reason of death or Disability during a Performance Period, the Participant will receive a prorated payout of the Performance Units or Performance Shares, as specified by the Committee in its discretion in the Award Agreement. Payment of earned Performance Units and Performance Shares will be made at a time specified by the Committee in its sole discretion and set forth in the Participant’s Award Agreement.

9.7       Termination of Employment for Other Reasons. If a Participant’s employment terminates during a Performance Period for any reason other than death or Disability, the Participant will forfeit all Performance Units and Performance Shares to the Company, unless the Participant’s Award Agreement provides otherwise.

9.8       Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Units and Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)). Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan will be exercisable during the Participant’s lifetime only by the Participant or Participant’s guardian or legal representative. The Committee may, in its discretion, require a Participant’s guardian or legal representative to supply it with evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

9.9       Other Awards. In addition to the Awards described in Articles 6 through 8 and Sections 9.1 through 9.8 above, and subject to the terms of the Plan, the Committee may grant other incentives payable in cash or Shares under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

Article 10.   Performance Measures

Unless and until the Committee proposes and the Company’s shareholders approve a change in the general performance measures set forth in this Article 10, the performance measure(s) to be used for purposes of Awards designed to qualify for the Performance-Based Exception will be chosen from among the following alternatives:

(a)	net earnings;

(b)	operating earnings or income;

(c)	earnings growth;

(d)	net sales growth;

(e)	net income (absolute or competitive growth rates comparative);

(f)	net income applicable to common stock;

(g)	cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital;

(h)	earnings per share of common stock;

(i)	return on shareholders equity (absolute or peer-group comparative);

(j)	stock price (absolute or peer-group comparative);

(k)	absolute and/or relative return on common shareholders equity;

(l)	absolute and/or relative return on capital;

(m)	absolute and/or relative return on assets;

(n)	economic value added (income in excess of cost of capital);

(o)	customer satisfaction;

(p)	quality metrics;

(q)	expense reduction; and

(r)	ratio of operating expenses to operating revenues.

The Committee may specify any reasonable definition of the performance measures it uses. Such definitions may provide for reasonable adjustments and may include or exclude items, including but not limited to: investment gains and losses; extraordinary, unusual or non-recurring items; gains or losses on the sale of assets; effects of changes in accounting principles or the application thereof; asset impairment charges; effects of currency fluctuations; acquisitions, divestitures, or financing activities; recapitalizations, including stock splits and dividends; expenses for restructuring or productivity initiatives; discontinued operations; and other non-operating items.

The Committee will have the discretion to adjust targets set for preestablished performance objectives; however, Awards designed to qualify for the Performance-Based Exception may not be adjusted upward, except to the extent permitted under Code Section 162(m), to reflect accounting changes or other events.

If Code Section 162(m) or other applicable tax or securities laws change to allow the Committee discretion to change the types of performance measures without obtaining shareholder approval, the Committee will have sole discretion to make such changes without obtaining shareholder approval. In addition, if the Committee determines it is advisable to grant Awards that will not qualify for the Performance-Based Exception, the Committee may grant Awards that do not so qualify.

Article 11.   Beneficiary Designation

Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case the Participant should die before receiving any or all of his or her Plan benefits. Each beneficiary designation will revoke all prior designations by the same Participant, must be in a form prescribed by the Committee, and must be made during the Participant’s lifetime. If the Participant’s designated beneficiary predeceases the Participant or no beneficiary has been designated, benefits remaining unpaid at the Participant’s death will be paid to the Participant’s estate or other entity described in the Participant’s Award Agreement.

Article 12.   Deferrals

The Committee may, consistent with the requirements of Code Section 409A, permit a Participant to defer receipt of cash or Shares that would otherwise be due to him or her by virtue of an Option or SAR exercise, the lapse or waiver of restrictions on Restricted Stock, Restricted Stock Units, Restricted Units or other Awards, or the satisfaction of any requirements or objectives with respect to Performance Units, Performance Shares or other Awards. If any such deferral election is permitted, the Committee will, in its sole discretion, establish rules and procedures for such deferrals consistent with the requirements of Code Section 409A.

Article 13.   Rights of Employees

13.1     Employment. Nothing in the Plan will interfere with or limit in any way the right of the Company or any affiliate of the Company (as defined in federal securities laws) to terminate any Participant’s employment at any time, or confer upon any Participant any right to continue in the employ of the Company or any Affiliate.

13.2     Participation. No Eligible Employee will have the right to receive an Award under this Plan, or, having received any Award, to receive a future Award.

Article 14.   Change in Control

14.1     Grandfathered Awards. With respect to Grandfathered Awards, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(a)	any and all outstanding Options and SARs will become immediately exercisable (and will deemed to be exercisable immediately prior to the Change in Control), and will remain exercisable throughout their entire term (the “Vested Options and SARs”); provided, however, that, with respect to Vested Options and SARs that are not exercised in connection with the Change in Control, such Vested Options and SARs will be subject to the provisions of Section 14.1(e) below, as applicable;

(b)	any Restriction Periods or other restrictions imposed on Restricted Stock, Restricted Stock Units and Restricted Units will lapse, except that the degree of vesting associated with those awards that is conditioned on the achievement of performance conditions will be determined as set forth in Section 14.1(c) or Section 14.1(d), as applicable;

(c)	except as otherwise provided in the Award Agreement, the vesting of all Performance Units and Performance Shares will be accelerated as of the effective date of the Change in Control, and Participants will be paid in cash, within thirty days after the effective date of the Change in Control, a pro rata amount based on an assumed achievement of all relevant performance objectives at target levels, and upon the length of time within the Performance Period that elapsed prior to the effective date of the Change in Control;

(d)	notwithstanding the foregoing, if the Committee determines that actual performance to the effective date of the Change in Control exceeds target levels, the prorated payouts made pursuant to Sections 14.1(b) and (c) will be made at levels commensurate with the actual performance (determined by extrapolating the actual performance to the end of the Performance Period) based on the length of time within the Performance Period that elapsed prior to the Change in Control; and

(e)	(i) if the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for: (A) the continuation of the Vested Options and SARs by the Company, if the Company is the surviving corporation; (B) the assumption of the Vested Options and SARs by the surviving corporation or its parent or subsidiary; (C) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the Vested Options and SARs; or (D) settlement of the Vested Options and SARs for the Change in Control Price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the Change in Control Price, such Vested Options and SARs shall terminate and be canceled.

(ii) to the extent that Restricted Stock, Restricted Units and Restricted Stock Units settle in Shares in accordance with their terms upon a Change in Control, such Shares shall be entitled to receive as a result of the Change in Control transaction the same consideration as the Shares held by shareholders of the Company as a result of the Change in Control transaction.

For purposes of this Section 14.1(e), Change in Control Price shall mean the Fair Market Value of a Share upon a Change in Control. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in good faith by the Committee.

14.2     Awards Other than Grandfathered Awards. Upon the occurrence of a Change in Control, the following provisions of this Section 14.2 shall apply to Awards that are not Grandfathered Awards, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award and unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(a)	Options and SARs.

(i) Any outstanding Options and SARs, unless exchanged by the Company for a Replacement Award, will become immediately exercisable (and will deemed to be exercisable immediately prior to the Change in Control), and will remain exercisable throughout the remainder of their term (the “Vested Options and SARs”); provided, however, that, with respect to Vested Options and SARs that are not exercised upon the Change in Control, such Vested Options and SARs will be subject to the provisions of Section 14.2(d) below, as applicable.

(ii) Any Option or SAR may be exchanged by the Company upon the Change in Control for a Replacement Award that satisfies the conditions of this Section 14.2(a)(ii). The Replacement Award shall have equivalent value and vest and become exercisable in accordance with the vesting schedule and term for exercisability, in each case that applied to the corresponding Option or SAR for which it is being exchanged, provided, however, that if within twenty-four (24) months of such Change in Control, the Participant’s employment with the Company is terminated by the Company without Cause or by the Participant for Good Reason (as defined in the Participant’s employment agreement for Participants who are party to an employment agreement with the Company), such Award, to the extent then outstanding, shall become fully vested and exercisable upon such termination of employment.

(b)	Restricted Stock, Restricted Stock Units and Restricted Units.

(i) Any Restriction Periods or other restrictions imposed on Restricted Stock, Restricted Stock Units and Restricted Units that are not exchanged by the Company for a Replacement Award will lapse, except that the degree of vesting associated with those Awards that is conditioned on the achievement of performance conditions will be determined as set forth in Section 14.2(c).

(ii) Any Restricted Stock, Restricted Stock Unit, or Restricted Unit may be exchanged by the Company upon the Change in Control for a Replacement Award that satisfies the conditions of this Section 14.2(b)(ii). The Replacement Award shall have equivalent value to the Award for which it is being exchanged and shall vest in accordance with the vesting schedule that applied to the corresponding Award for which it is being exchanged, provided, however, that if within twenty four (24) months of such Change in Control, the Participant’s employment with the Company is terminated by the Company without Cause or by the Participant for Good Reason (as defined in the Participant’s employment agreement for Participants who are party to an employment agreement with the Company), such Award, to the extent then outstanding, shall become free of all contingencies, restrictions and limitations and become vested and transferable (or paid) upon such termination of employment.

(c)	Performance Shares and Performance Units.

(i) Except as otherwise provided in the Award Agreement, the vesting of all Performance Units and Performance Shares that are not exchanged by the Company for a Replacement Award will be accelerated as of the effective date of the Change in Control, and Participants will be paid, within thirty days after the effective date of the Change in Control, an amount in cash based on an assumed achievement of all relevant performance objectives at target levels.

(ii) Any Performance Share or Performance Unit may be exchanged by the Company upon a Change in Control for a Replacement Award that satisfies the conditions of this Section 14.2(c)(ii). The Replacement Award shall not be subject to any performance condition referred to in Article 10 above or otherwise, but instead shall be subject solely to the restrictions, if any, of the Award for which it is being exchanged that are based on the passage of time through the expiration date of the performance period utilized in the Award for which it is being exchanged. The number or value of such Replacement Award shall be determined based on the assumed achievement of all of the relevant performance objectives of the Award for which it is being exchanged at their target levels. Notwithstanding the foregoing in this Section 14.2(c)(ii), if within twenty four (24) months of such Change in Control, the Participant’s employment with the Company is terminated by the Company without Cause or by the Participant for Good Reason (as defined in the Participant’s employment agreement for Participants who are party to an employment agreement with the Company), such

Replacement Award, to the extent then outstanding, shall become free of all contingencies, restrictions and limitations and become vested and transferable (or paid) upon such termination of employment.

(d)	(i) If the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for settlement of the Vested Options and SARs for the Change in Control Price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the Change in Control Price, such Vested Options and SARs shall terminate and be canceled.

(ii) To the extent that Restricted Stock, Restricted Units and Restricted Stock Units settle in Shares in accordance with their terms upon a Change in Control, such Shares shall be entitled to receive as a result of the Change in Control transaction the same consideration as the Shares held by shareholders of the Company as a result of the Change in Control transaction.

For purposes of this Section 14.2(d), Change in Control Price shall mean the Fair Market Value of a Share upon a Change in Control. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in good faith by the Committee.

14.3     Termination, Amendment and Modifications of Change in Control Provisions. Notwithstanding any other provision of this Plan or any provision in an Award Agreement, this Article 14 may not be terminated, amended or modified on or after the effective date of a Change in Control in a way that would adversely affect any Award in any material way theretofore granted to a Participant, unless the Participant gives his or her prior written consent to the termination, amendment or modification.

Article 15.   Amendment, Modification and Termination

15.1     Amendment, Modification and Termination. Subject to Section 14.3, the Committee or Board may at any time and from time to time, alter, amend, modify or terminate the Plan in whole or in part. The Committee or Board will not, however, increase the number of Shares that may be issued or transferred to Participants under the Plan, as described in the first sentence of Section 4.1 (and subject to adjustment as provided in Sections 4.2 and 4.3).

Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised). Except as provided in Sections 4.3 and 15.2, the Committee will not, however, modify any outstanding Option or SAR so as to specify a lower Exercise Price or grant price (and will not cancel an Option or SAR and substitute for it an Option or SAR with a lower Exercise price or grant price), without the approval of the Company’s shareholders. In addition, except as provided in Sections 4.3 and 15.2, the Committee may not cancel an outstanding Option or SAR whose Exercise Price or grant price is equal to or greater than the current Fair Market Value of a Share and substitute for it another Award or cash payment without the prior approval of the Company’s shareholders. Notwithstanding the foregoing, no alteration, modification or termination of an Award will, without the prior written consent of the Participant, adversely alter or impair any rights or obligations under any Award already granted under the Plan.

15.2     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may, using reasonable care, make adjustments in the terms and conditions of, and the criteria included in, Awards in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan (i) in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3) affecting the Company or its financial statements, (ii) in recognition of changes in applicable laws, regulations, or accounting principles, or (iii) whenever the Committee determines that such adjustments are necessary, equitable and/or appropriate. In the case of an Award designed to qualify for the Performance-Based Exception, the Committee will take care not to make an adjustment that would disqualify the Award.

15.3     Awards Previously Granted. No termination, amendment or modification of the Plan will adversely affect in any material way any Award already granted, without the written consent of the Participant who holds the Award.

15.4     Compliance with Code Section 162(m) and Code Section 409A. Awards will comply with the requirements of Code Section 162(m), unless the Committee determines that such compliance is not desired with respect to an Award available for grant under the Plan. In addition, if changes are made to Code Section 162(m) to permit greater flexibility as to any Award available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate. The Plan and Awards, and all amounts payable with respect to Awards, are intended to comply with, or be exempt from, Code Section 409A and the interpretative guidance thereunder and shall be construed, interpreted and administered accordingly. If an unintentional operational failure occurs with respect to Code Section 409A, any affected Participant or beneficiary shall fully cooperate with the Company to correct the failure to the extent possible in accordance with any correction procedure established by the U.S. Department of the Treasury. If a Participant is a “specified employee” (as such term is defined for purposes of Code Section 409A) at the time of his or her termination of employment, no amount that is subject to Code Section 409A and that becomes payable by reason of such termination of employment shall be paid to the Participant before the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s termination of employment, and (ii) the date of the Participant’s death. A termination of employment shall be deemed to occur only if it is a “separation from service” within the meaning of Code Section 409A, and references in the Plan and any Award Agreement to “termination,” “termination of employment,” or like terms shall mean a “separation from service.” A separation from service shall be deemed to occur if it is anticipated that the level of services the Participant will perform after a certain date (whether as an employee or as an independent contractor) will permanently decrease to no more than twenty percent (20%) of the average level of services provided by the Participant in the immediately preceding thirty-six (36) months.

Article 16.   Withholding

16.1     Tax Withholding. The Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising under this Plan. No Award Agreement will permit reload options to be granted in connection with any Shares used to pay a tax withholding obligation.

16.2     Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, the Company may satisfy the minimum withholding requirement for supplemental wages, in whole or in part, by withholding Shares having a Fair Market Value (determined on the date the Participant recognizes taxable income on the Award) equal to the minimum withholding tax required to be collected on the transaction. The Participant may elect, subject to the approval of the Committee, to deliver the necessary funds to satisfy the withholding obligation to the Company, in which case there will be no reduction in the Shares otherwise distributable to the Participant.

Article 17.   Indemnification

Each person who is or has been a member of the Committee or the Board will be indemnified and held harmless by the Company from and against any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or as a result of any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken, or failure to act, under the Plan. Each such person will also be indemnified and held harmless by the Company from and against any and all amounts paid by him or her in a settlement approved by the Company, or paid by him or her in satisfaction of any judgment, of or in a claim, action, suit or proceeding against him or her and described in the previous sentence, so long as he or she gives the Company an opportunity, at its own expense, to handle and defend the claim, action, suit or proceeding before he or she undertakes to handle and defend it. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which a person who is or has been a member of the Committee or the Board may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or her or hold him or her harmless.

Article 18.   Successors

All obligations of the Company under the Plan or any Award Agreement will be binding on any successor to the Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business or assets of the Company or both, or a merger, consolidation, or otherwise.

Article 19.   Legal Construction

19.1     Number. Except where otherwise indicated by the context, any plural term used in this Plan includes the singular and a singular term includes the plural.

19.2     Severability. If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

19.3     Requirements of Law. The granting of Awards and the issuance of Share or cash payouts under the Plan will be subject to all applicable laws, rules, and regulations, and to any approvals by governmental agencies or national securities exchanges as may be required.

19.4     Securities Law Compliance. As to any individual who is, on the relevant date, an officer, director or ten percent beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, or any successor rule. To the extent any provision of the Plan or action by the Committee fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

19.5     Awards to Foreign Nationals and Employees Outside the United States. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purposes of this Plan, the Committee may, without amending the Plan, (i) establish a sub-plan hereunder and/or rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participants in accordance with those rules.

19.6     Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, the Participant’s rights are no greater than those of a general creditor of the Company. The Committee may authorize the establishment of trusts or other arrangements to meet the obligations created under the Plan, so long as the arrangement does not cause the Plan to lose its legal status as an unfunded plan.

19.7     Governing Law. To the extent not preempted by federal law, the Plan and all agreements hereunder will be construed in accordance with and governed by the laws of the State of Michigan without giving effect to principles of conflicts of law.

Article 20.   Incentive Compensation Recoupment Policy

Notwithstanding any provision in the Plan or in any Award Agreement to the contrary, all Awards are subject to the Incentive Compensation Recoupment Policy established by the Company, as amended from time to time.

*     *     *     *     *

APPENDIX B

LEAR CORPORATION

ANNUAL INCENTIVE PLAN

(Amended and Restated as of January 1, 2014)

Article 1.     Statement of Purpose

Lear Corporation’s compensation policies are intended to support the Company’s overall objective of enhancing stockholder value. In furtherance of this philosophy, the Lear Corporation Annual Incentive Plan is designed to provide incentives for business performance, reward contributions towards goals consistent with the Company’s business strategy and enable the Company to attract and retain highly qualified Corporate Officers, key management, and other salaried employees. It is intended that awards under the Plan may constitute qualified performance-based compensation under Section 162(m).

Article 2.     Definitions

The terms used in this Plan include the feminine as well as the masculine gender and the plural as well as the singular, as the context in which they are used requires. The following terms, unless the context requires otherwise, are defined as follows:

“Bonus” means the incentive compensation payable in cash, as determined by the Committee under Section 4.4 of the Plan.

“Board” means the Lear Corporation Board of Directors.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or any successor committee with responsibility for compensation, or any subcommittee, as long as the number of Committee members and their qualifications shall at all times be sufficient to meet the applicable requirements for “outside directors” under Section 162(m) and the independence requirements of the New York Stock Exchange or any other applicable exchange on which Lear Corporation common equity is at the time listed, in each case as in effect from time to time.

“Company” means Lear Corporation and, except for purposes of Section 4.7 or where the context indicates otherwise, any of its Subsidiaries that adopt this Plan or that have employees who are participants under this Plan.

“Corporate Officer” means any Company employee who is an “executive officer” as defined in Rule 3b-7 promulgated under the Exchange Act or who is employed in the Company’s E1 level of band 7 (or any comparable or higher classification).

“Disability” means permanent and total disability as defined in the Company’s Long Term Disability Plan or any successor plan (or if no such plan exists, as defined in Code Section 22(e)(3)).

“Effective Date” means January 1, 2014.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Participant” means a Corporate Officer, key management, or other salaried employee described in Article 3 of this Plan.

“Performance Period” means the period for which a Bonus may be made. Unless otherwise specified by the Committee, the Performance Period shall be a calendar year, beginning on January 1 of any year.

“Plan” means the Lear Corporation Annual Incentive Plan, as set forth in this document.

“Retirement” means a Termination of Employment on or after (a) reaching the age established by the Company as the normal retirement age in any unexpired employment or severance agreement between the Participant and the Company, or, in the absence of such an agreement, the normal retirement age under the tax-qualified defined benefit retirement plan or, if none, the tax-qualified defined contribution retirement plan, sponsored by the Company in which the Participant participates, or (b) reaching age fifty-five with ten years of service with the Company.

“SEC” means the Securities and Exchange Commission.

“Section 162(m)” means Code Section 162(m) and regulations promulgated thereunder by the Secretary of the Treasury.

“Section 409A” means Code Section 409A and regulations promulgated thereunder by the Secretary of the Treasury.

“Subsidiary” means any corporation, partnership, limited liability company, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly owned by Lear Corporation.

“Termination of Employment” means (a) the termination of the Participant’s active employment relationship with the Company, unless otherwise expressly provided by the Committee, or (b) the occurrence of a transaction by which the Participant’s employing Company ceases to be a Subsidiary.

Article 3.     Participation

A Corporate Officer designated by the Committee or a key management or other salaried employee of the Company designated by the senior Human Resources executive or his or her designee, shall be a Participant in this Plan and shall continue to be a Participant until advised or determined otherwise.

Article 4.     Incentive Bonuses

4.1       Objective Performance Goals. The Committee shall establish written, objective performance goals for a Performance Period not later than 90 days after the beginning of the Performance Period (but not after more than 25% of the Performance Period has elapsed). The objective performance goals shall be stated as specific amounts of, or specific changes in, one or more of the financial measures described in Section 4.2. Objective performance goals may also include operational goals such as: productivity, safety, other strategic objectives and individual performance goals. The objective performance goals need not be the same for different Performance Periods and for any Performance Period may be stated: (a) as goals for Lear Corporation, for one or more of its Subsidiaries, divisions, businesses or organizational units, or for any combination of the foregoing; (b) on an absolute basis or relative to the performance of other companies or of a specified index or indices, or be based on any combination of the foregoing; and (c) separately for one or more of the Participants, collectively for the entire group of Participants, or in any combination of the two.

4.2       Financial Measures. The Committee shall use any one or more of the following financial measures to establish objective performance goals under Section 4.1: net earnings; operating earnings or income; earnings growth; net sales growth; net income (absolute or competitive growth rates comparative); net income applicable to common stock; cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital; earnings per share of common stock; return on shareholders equity (absolute or peer-group comparative); stock price (absolute or peer-group comparative); absolute and/or relative return on common shareholders equity; absolute and/or relative return on capital; absolute and/or relative return on assets; economic value added (income in excess of cost of capital); customer satisfaction; quality metrics; expense reduction; and ratio of operating expenses to operating revenues. The Committee may specify any reasonable definition of the financial measures it uses. Such definitions may provide for reasonable adjustments and may include or exclude items, including but not limited to: investment gains and losses; extraordinary, unusual or non-recurring items; gains or losses on the sale of assets; effects of changes in accounting principles or the application thereof; asset impairment charges; effects of currency fluctuations; acquisitions, divestitures, or financing activities; recapitalizations, including stock splits and dividends; expenses for restructuring or productivity initiatives; discontinued operations; and other non-operating items.

4.3       Performance Evaluation. Within a reasonable time after the close of a Performance Period, the Committee shall determine whether the objective performance goals established for that Performance Period have been met, with respect to the respective Corporate Officers. If the objective performance goals and any other material terms established by the Committee have been met by a Corporate Officer, the Committee shall so certify in writing with respect to such Corporate Officer before the applicable Bonus is paid pursuant to Section 4.5. For all Participants who are not Corporate Officers, the senior Human Resources executive or his or her designee shall determine whether objective performance goals established for the Performance Period have been met by the respective Participants (and shall be bound by any determinations made by the Committee with respect to performance goals that apply both to Corporate Officers and to other Participants) and document such determination in accordance with the Company’s policies and procedures, as may be established from time to time.

4.4       Bonus. If the Committee or the senior Human Resources executive, as applicable, has made the written certification under Section 4.3 for a Performance Period, each Participant to whom the certification applies shall be eligible for a Bonus for the Performance Period. The amount of the Bonus paid to each Corporate Officer shall be determined by the Committee and the amount of the Bonus paid to every other Participant shall be determined by the senior Human Resources executive or his or her designee. For any Performance Period, however, the Committee shall have sole and absolute discretion to (i) reduce the amount of, or eliminate entirely, the Bonus to one or more of the Participants based upon the Committee’s review of the objective performance goals for each Participant pursuant to Section 4.3 and the individual performance of such Participant, or (ii) increase the amount of any Bonus payable to a Participant whose compensation, at no time during the Performance Period, is subject to Code Section 162(m), based upon the Committee’s review of the objective performance goals for each Participant pursuant to Section 4.3 and the individual performance of such Participant. In no event shall a Bonus be paid to any Participant under the Plan which exceeds $6,000,000 for any Performance Period.

4.5       Payment or Deferral of the Bonus.

(a)	Subject to Section 4.5(b), the Company shall pay the Bonus to the Participant after the Committee’s or the senior Human Resources executive’s determination under Section 4.4 but within the two and one-half month period following the end of the Performance Period. The Company shall have the right to deduct from any Bonus, any applicable income and employment taxes, and any other amounts that the Company is otherwise required or permitted to deduct.

(b)	Subject to Section 7.11 (regarding Section 409A) and subject to the Committee’s approval and applicable law, Participants may request that payments of a Bonus be deferred under a deferred compensation arrangement maintained by the Company by making a deferral election prior to or, as permitted, during the Performance Period pursuant to such rules and procedures as the Committee may establish from time to time with respect to such arrangement.

4.6       Eligibility for Payments.

(a)	Except as otherwise provided in this Section 4.6, a Participant shall be eligible to receive a Bonus for a Performance Period only if such Participant is employed by the Company continuously from the beginning of the Performance Period through the last day of the Performance Period.

(b)	Under Section 4.6(a), a leave of absence that lasts less than three months and that is approved in accordance with applicable Company policies (including without limitation, Company policies regarding treatment of vacation and short term leave and disability) is not a break in continuous employment. In the case of a leave of absence of three months or longer, the senior Human Resources executive (or in the case of a Corporate Officer, the Committee) shall determine whether the leave of absence constitutes a break in continuous employment.

(c)	The senior Human Resources executive (or in the case of a Corporate Officer, the Committee) may determine, in its sole discretion, that (1) a Bonus will be payable pro-rata for a Participant who either becomes eligible to participate during the Performance Period or terminates his employment with the Company during the Performance Period due to his death, Retirement or Disability, and (2) a Bonus will be adjusted to reflect a Participant’s increase or decrease in annualized salary during the Performance Period in both cases, with respect to a Participant whose compensation is subject to Code Section 162(m), only to the extent permissible under Code Section 162(m).

4.7       Change in Control. Upon the effective date of any Change in Control of the Company, all potential Bonuses payable hereunder attributable to a Performance Period in which the Change in Control occurs will vest and be paid on a pro-rata basis based on the target level of such potential Bonus. Such payment will be made as soon as practicable (and no more than 2 1/2 months) following the Change in Control, without regard to whether such payments would be deductible under Code Section 162(m). A “Change in Control” will have the same meaning given to such term in the Company’s 2009 Long-Term Stock Incentive Plan, as amended, or any successor plan thereto.

Article 5.     Administration

5.1       General Administration. This Plan shall be administered by the Committee, subject to such requirements for review and approval by the Board as the Board may establish. Subject to the terms and conditions of this Plan and Section 162(m), the Committee is authorized and empowered in its sole discretion to select or approve Participants and to award potential Bonuses in such amounts and upon such terms and conditions as it shall determine.

Except to the extent provided in the following sentence, the Committee may delegate to the senior Human Resources executive (or his or her designee) any of the Committee’s duties and authority under the Plan with respect to Bonuses that may be payable to Participants who are not Corporate Officers, including but not limited to such duties and authority as are set forth in Articles 3 and 4. With respect to Bonuses that may be payable to Participants who are Corporate Officers during the Performance Period, the Committee may delegate any of the Committee’s duties and authority to the extent the Committee determines that such delegation would not cause a Bonus intended to be performance-based compensation under Section 162(m) to fail to qualify as such.

5.2       Administrative Rules. The Committee shall have full power and authority to adopt, amend and rescind administrative guidelines, rules and regulations pertaining to this Plan and to interpret this Plan and rule on any questions respecting any of its provisions, terms and conditions.

5.3       Committee Members Not Eligible. No member of the Committee shall be eligible to participate in this Plan.

5.4       Committee Members Not Liable. The Committee and each of its members shall be entitled to rely upon certificates of appropriate officers of the Company with respect to financial and statistical data in order to determine if the objective performance goals for a Performance Period have been met. Neither the Committee nor any member shall be liable for any action or determination made in good faith with respect to this Plan or any Bonus made hereunder.

5.5       Decisions Binding. All decisions, actions and interpretations of the Committee concerning this Plan shall be final and binding on Lear Corporation and its Subsidiaries and their respective boards of directors, and on all Participants and other persons claiming rights under this Plan.

5.6       Application of Section 162(m). Bonuses payable under this Plan are intended to satisfy the applicable requirements for the performance-based compensation exception for any Participant’s whose compensation is subject to Section 162(m). It is intended that the Plan be administered, interpreted and construed so that Bonus payments remain tax deductible to the Company.

Article 6.     Amendments; Termination

This Plan may be amended or terminated by the Board or the Committee. All amendments to this Plan, including an amendment to terminate this Plan, shall be in writing. An amendment to this Plan shall not be effective without the prior approval of the stockholders of Lear Corporation if such approval is necessary: (i) to continue to qualify Bonuses as performance-based compensation under Section 162(m); or (ii) to comply with Department of the Treasury or SEC regulations, the rules of the New York Stock Exchange or any other applicable exchange or any other applicable law or regulations. Unless otherwise expressly provided by the Board or the Committee, no amendment to this Plan shall apply to potential Bonuses with respect to a Performance Period that began before the effective date of such amendment.

Article 7.     Other Provisions

7.1       Duration of the Plan. This Plan is effective as of the Effective Date. This Plan shall remain in effect until all Bonuses made under this Plan have been paid or forfeited under the terms of this Plan, and all Performance Periods related to Bonuses made under this Plan have expired. No Bonuses may be paid under this Plan for any Performance Period that would end after the first meeting of Company shareholders that occurs in the fifth year following the calendar year which includes the Effective Date, unless the Board or the Committee (subject to any shareholder approval that may then be required to continue to qualify this Plan as a performance-based plan under Section 162(m)) extends this Plan.

7.2       Bonuses Not Assignable. No Bonus or any right thereto shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution. Any other attempted assignment or alienation shall be void and of no force or effect.

7.3       Participant’s Rights. The right of any Participant to receive any payments under a Bonus granted to such Participant and approved by the Committee pursuant to the provisions of this Plan shall be an unsecured claim against the general assets of the Company. This Plan shall not create, nor be construed in any manner as having created, any right by a Participant to any Bonus for a Performance Period because of a Participant’s participation in this Plan for any prior Performance Period, or because the Committee or the senior Human Resources executive has made a written certification under Section 4.3 for the Performance Period. The application of the Plan to one Participant shall not create, nor be construed in any manner as having created, any right by another Participant to similar or uniform treatment under the Plan. Solely with respect to a Participant who is party to an unexpired employment or severance agreement with the Company, the provisions of this Plan are in all respects subject to the terms and conditions of such agreement as if they were set forth fully herein.

7.4       Termination of Employment. The Company retains the right to terminate the employment of any Participant or other employee at any time for any reason or no reason, and a Bonus is not, and shall not be construed in any manner to be, a waiver of such right.

7.5       Exclusion from Benefits. Bonuses under this Plan shall not constitute compensation for the purpose of determining participation or benefits under any other plan of the Company unless specifically included as compensation in such plan.

7.6       Successors. Any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of Lear Corporation’s business or assets, shall assume Lear Corporation’s liabilities under this Plan and perform any duties and responsibilities in the same manner and to the same extent that Lear Corporation would be required to perform if no such succession had taken place.

7.7       Law Governing Construction. The construction and administration of this Plan and all questions pertaining thereto shall be governed by the laws of the State of Michigan without giving effect to principles of conflicts of law, except to the extent that such law is preempted by Federal law.

7.8       Headings Not a Part Hereto. Any headings preceding the text of the several Articles, Sections, subsections, or paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Plan, nor shall they affect its meaning, construction or effect.

7.9       Severability of Provisions. If any provision of this Plan is determined to be void by any court of competent jurisdiction, this Plan shall continue to operate and, for the purposes of the jurisdiction of the court only, shall be deemed not to include the provision determined to be void.

7.10     Offsets. To the extent permitted by law, the Company shall have the right to offset from any Bonus payable hereunder any amount that the Participant owes to the Company or any Subsidiary without the consent of the Participant (or his beneficiary, in the event of the Participant’s death).

7.11     Section 409A. This Plan is intended to comply with Section 409A and the interpretative guidance thereunder, including the exemption for short-term deferrals, and shall be administered accordingly. The Plan shall be construed and interpreted with such intent. The Company makes no representations that the Plan, the administration of the Plan, or the amounts hereunder comply with, or are exempt from, Section 409A. If an operational failure occurs with respect to Section 409A, any affected Participant shall fully cooperate with the Company to correct the failure, to the extent possible, in accordance with any correction procedure established by the Secretary of the Treasury.

7.12     Incentive Compensation Recoupment Policy. Notwithstanding any provision in this Plan to the contrary, all Bonuses are subject to the Incentive Compensation Recoupment Policy established by the Company, as amended from time to time.

*     *     *     *     *

LEAR CORPORATION ATTN: INVESTOR RELATIONS 21557 TELEGRAPH ROAD SOUTHFIELD, MI 48033

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 14, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 14, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	For	Against	Abstain

	1a Richard H. Bott 1b Thomas P. Capo 1c Jonathan F. Foster 1d Kathleen A. Ligocki	☐ ☐ ☐ ☐	☐ ☐ ☐ ☐	☐ ☐ ☐ ☐	2.	The Board of Directors recommends you vote FOR proposals 2., 3., 4. and 5. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2014.	For ☐	Against ☐	Abstain ☐
	1e Conrad L. Mallett, Jr. 1f Donald L. Runkle 1g Matthew J. Simoncini	☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐	3. 4.	Advisory vote to approve Lear Corporation’s executive compensation. Approval of the material terms of the performance goals under the Lear Corporation 2009 Long-Term Stock Incentive Plan.	☐ ☐	☐ ☐	☐ ☐
	1h Gregory C. Smith 1i Henry D. G. Wallace	☐ ☐	☐ ☐	☐ ☐	5.	Approval of the material terms of the performance goals under the Lear Corporation Annual Incentive Plan.	☐	☐	☐
	For address change/comments, mark here. (see reverse for instructions)			☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
		Yes	No
	Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Lear Proxy Statement, Lear Annual Report is/are available at www.proxyvote.com.

LEAR CORPORATION This proxy is solicited on behalf of the Board of Directors of Lear Corporation for the Annual Meeting of Stockholders on May 15, 2014, at 9:00 a.m. (Eastern Daylight Time).

This proxy is solicited on behalf of the Board of Directors of Lear Corporation for the Annual Meeting of Stockholders on May 15, 2014 or any adjournment or postponement thereof (the “Meeting”).

The undersigned appoints Matthew J. Simoncini and Terrence B. Larkin, and each of them, with full power of substitution in each of them, the proxies of the undersigned, and authorizes them to vote for and on behalf of the undersigned all shares of Lear Corporation common stock which the undersigned may be entitled to vote on all matters properly coming before the Meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all nominees for director and FOR proposals 2, 3, 4 and 5.

Address change / comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side